FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-193376-06

May 14, 2014

FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET $1,056,012,293 (Approximate Total Mortgage Pool Balance) $905,530,000 (Approximate Offered Certificates)
COMM 2014-UBS3

Deutsche Mortgage & Asset Receiving Corporation
Depositor

German American Capital Corporation
UBS Real Estate Securities Inc.
Natixis Real Estate Capital LLC
KeyBank National Association
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities		UBS Securities LLC
Joint Bookrunning Managers and Co-Lead Managers

Natixis Securities Americas LLC		KeyBanc Capital Markets

Drexel Hamilton		Goldman Sachs & Co.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated May 15, 2014, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Offering Terms:
Joint Bookrunners & Co-Lead Managers:	Deutsche Bank Securities Inc. UBS Securities LLC
Co-Managers:	Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Goldman, Sachs & Co.
Mortgage Loan Sellers:
German American Capital Corporation (“GACC”) (42.7%), UBS Real Estate Securities Inc. (“UBSRES”) (32.0%), Natixis Real Estate Capital LLC (“Natixis”) (19.1%), and KeyBank National Association (“KeyBank”) (6.2%)
*An indirect wholly owned subsidiary of Deutsche Bank AG.

Master Servicer:	Wells Fargo Bank, National Association
Operating Advisor:	Park Bridge Lender Services LLC
Special Servicer:	LNR Partners, LLC
Trustee:	U.S. Bank National Association
Certificate Administrator:	Wells Fargo Bank, National Association
Rating Agencies:	DBRS, Inc., Kroll Bond Rating Agency, Inc., Moody’s Investors Service, Inc. and Morningstar Credit Ratings, LLC
Determination Date:	The 6th day of each month, or if such 6th day is not a business day, the following business day, commencing in July 2014.
Distribution Date:	4th business day following the Determination Date in each month, commencing in July 2014.
Cut-off Date:	Payment Date in June 2014 (or related origination date, if later). Unless otherwise noted, all Mortgage Loan statistics are based on balances as of the Cut-off Date.
Settlement Date:	On or about June 4, 2014
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds, with accrued interest.
ERISA Eligible:	All of the Offered Certificates are expected to be ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	June 2047
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and in each case in multiples of $1 thereafter.
Clean-up Call:	1%

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust
TRANSACTION HIGHLIGHTS

Mortgage Loan Sellers	Number of Mortgage Loans	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Outstanding Pool Balance
German American Capital Corporation	11	18	$451,038,210	42.7%
UBS Real Estate Securities Inc.	13	31	$338,294,386	32.0%
Natixis Real Estate Capital LLC	17	18	$201,453,100	19.1%
KeyBank National Association	8	14	$65,226,597	6.2%
Total:	49	81	$1,056,012,293	100.0%

Pooled Collateral Facts:
Initial Outstanding Pool Balance:	$1,056,012,293
Number of Mortgage Loans:	49
Number of Mortgaged Properties:	81
Average Mortgage Loan Cut-off Date Balance:	$21,551,271
Average Mortgaged Property Cut-off Date Balance:	$13,037,189
Weighted Average Mortgage Rate:	4.8392%
Weighted Average Mortgage Loan Original Term to Maturity or ARD (months):	113
Weighted Average Mortgage Loan Remaining Term to Maturity or ARD (months):	112
Weighted Average Mortgage Loan Seasoning (months):	1
% of Mortgaged Properties Leased to a Single Tenant:	19.4%
Credit Statistics(1):
Weighted Average Mortgage Loan U/W NCF DSCR:	1.60x
Weighted Average Mortgage Loan Cut-off Date LTV(2)(3):	68.0%
Weighted Average Mortgage Loan Maturity Date or ARD LTV(3):	61.3%
Weighted Average U/W NOI Debt Yield(2):	10.2%
Amortization Overview:
% Mortgage Loans with Amortization for Full Term:	29.0%
% Mortgage Loans with Partial Interest Only:	45.0%
% Mortgage Loans with Full Interest Only(4):	26.0%
Weighted Average Remaining Amortization Term (months)(5):	356
Loan Structural Features:
% Mortgage Loans with Upfront or Ongoing Tax Reserves:	68.1%
% Mortgage Loans with Upfront or Ongoing Replacement Reserves(6):	69.9%
% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	37.1%
% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(7):	49.3%
% Mortgage Loans with Upfront Engineering Reserves:	57.0%
% Mortgage Loans with Upfront or Ongoing Other Reserves:	57.4%
% Mortgage Loans with In Place Hard Lockboxes:	66.5%
% Mortgage Loans with Cash Traps Triggered at Levels ≥ 1.10x:	86.8%
% Mortgage Loans with Defeasance Only After a Lockout Period and Prior to an Open Period:	85.8%
% Mortgage Loans with Prepayment Only After a Lockout Period and Prior to an Open Period with a Yield Maintenance Charge:	14.2%

(1)
With respect to the Bronx Terminal Market Loan, State Farm Portfolio Loan and Southfield Town Center Loan, LTV, DSCR and Debt Yield calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, LTV calculations are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve. The LTV calculation including such reserves is 78.5%.

(2)
With respect to the Executive Center IV loan, Cut-off Date LTV and U/W NOI Debt Yield have been calculated based on the mortgage loan balance net of a $575,000 earn out reserve. The Cut-off Date LTV and U/W NOI Debt Yield for such mortgage loan including the earn out reserve are 57.7% and 10.6%, respectively.

(3)
With respect to the Enclave at Prestonwood loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $32.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 80.0% and 70.7%, respectively.

(4)	Interest only through the maturity date or ARD.
(5)	Excludes loans which are interest only for the full loan term.
(6)	Includes FF&E Reserves.
(7)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office and industrial properties only.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust
TRANSACTION HIGHLIGHTS

OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s/ Morningstar)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class A-1	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$36,275,000	30.000%(6)	2.94	1 - 58	47.6%	14.6%
Class A-2	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$116,300,000	30.000%(6)	4.93	58 - 59	47.6%	14.6%
Class A-SB	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$54,500,000	30.000%(6)	7.27	59 - 112	47.6%	14.6%
Class A-3	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$240,000,000	30.000%(6)	9.80	112 - 118	47.6%	14.6%
Class A-4	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$292,133,000	30.000%(6)	9.92	118 - 119	47.6%	14.6%
Class A-M(9)	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$35,641,000(10)	26.625%	9.93	119 - 119	49.9%	13.9%
Class X-A(7)	AAA(sf) / AAA(sf) / Aaa(sf) / AAA	$774,849,000(8)	N/A	N/A	N/A	N/A	N/A
Class B(9)	AA(sf) / AA-(sf) / Aa3(sf) / AA	$88,441,000(10)	18.250%	9.93	119 - 119	55.6%	12.5%
Class PEZ(9)	A(sf) / A-(sf) / A1(sf) / A-	$166,322,000(10)	14.250%(6)	9.93	119 - 119	58.3%	11.9%
Class C(9)	A(sf) / A-(sf) / A3(sf) / A-	$42,240,000(10)	14.250%(6)	9.93	119 - 119	58.3%	11.9%

NON-OFFERED CERTIFICATES

Class(1)	Ratings (DBRS/KBRA/Moody’s/ Morningstar)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(3)	Principal Window (months)(3)	Certificate Principal to Value Ratio(4)	Underwritten NOI Debt Yield(5)
Class X-B(7)	AAA(sf) / AAA(sf) / A2(sf) / AAA	$130,681,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-C(7)	AAA(sf) / BB(sf) / NR / AAA	$26,400,000(8)	N/A	N/A	N/A	N/A	N/A
Class X-D(7)	AAA(sf) / NR / NR / AAA	$60,721,292(8)	N/A	N/A	N/A	N/A	N/A
Class D	BBB(low)(sf) / BBB-(sf) / NR / BBB	$63,361,000	8.250%	9.98	119 - 120	62.4%	11.1%
Class E	BB(high)(sf) / BB+(sf) / NR / BBB-	$9,240,000	7.375%	10.02	120 - 120	63.0%	11.0%
Class F	BB(sf) / BB(sf) / NR / BB	$17,160,000	5.750%	10.02	120 - 120	64.1%	10.8%
Class G	B(sf) / B(sf) / NR / B	$21,120,000	3.750%	10.02	120 - 120	65.4%	10.6%
Class H	NR / NR / NR / NR	$39,601,292	N/A	10.02	120 - 120	68.0%	10.2%
(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of the interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the Class PEZ Certificates.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates.

(2)
Approximate; subject to a permitted variance of plus or minus 5%. In addition, the notional amount of the Class X-A, Class X-B, Class X-C and Class X-D Certificates may vary depending upon the final pricing of the classes of certificates and/or trust components whose Certificate Balances comprise such notional amounts, and, if as a result of such pricing the pass-through rate of the Class X-A, Class X-B, Class X-C or Class X-D Certificates, as applicable, would be equal to zero, such class of certificates will not be issued on the closing date of this securitization.

(3)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates.

(4)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(5)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of all Certificates and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
The initial subordination levels for the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates are represented in the aggregate. The initial subordination levels for the Class PEZ and Class C Certificates are equal to the initial subordination level of the underlying Class C trust component which will have an initial outstanding balance on the closing date of $42,240,000.

(7)
The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class-ASB, Class A-3, Class A-4, and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust
SUMMARY OF THE CERTIFICATES

pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A, Class X-B, Class X-C and Class X-D Certificates (the “Class X Certificates”) will not have Certificate Balances.  None of the Class X-A, Class X-B, Class X-C and Class X-D Certificates are entitled to distributions of principal.  The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, and Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each the Class B and Class C Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates). The interest accrual amounts on the Class X-C Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class E and Class F Certificates. The interest accrual amounts on the Class X-D Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class G and Class H Certificates.

(9)
Up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates may be exchanged for Class PEZ Certificates, and Class PEZ Certificates may be exchanged for up to the full Certificate Balance of the Class A-M, Class B and Class C Certificates.

(10)
On the closing date, the issuing entity will issue the Class A-M, Class B and Class C trust components, which will have outstanding principal balances on the closing date of $35,641,000, $88,441,000 and $42,240,000, respectively. The Class A-M, Class B, Class PEZ and Class C Certificates will, at all times, represent undivided beneficial ownership interests in a grantor trust that will hold such trust components.  Each class of the Class A-M, Class B and Class C Certificates will, at all times, represent a beneficial interest in a percentage of the outstanding principal balance of the Class A-M, Class B and Class C trust components, respectively.  The Class PEZ Certificates will, at all times, represent a beneficial interest in the remaining percentages of the outstanding principal balances of the Class A-M, Class B and Class C trust components. Following any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates or any exchange of Class PEZ Certificates for Class A-M, Class B and Class C Certificates as described in the Free Writing Prospectus, the percentage interest of the outstanding principal balances of the Class A-M, Class B and Class C trust component that is represented by the Class A-M, Class B, Class PEZ and Class C Certificates will be increased or decreased accordingly. The initial Certificate Balance of each of the Class A-M, Class B and Class C Certificates represents the Certificate Balance of such class without giving effect to any exchange. The initial Certificate Balance of the Class PEZ Certificates is equal to the aggregate of the initial Certificate Balance of the Class A-M, Class B and Class C Certificates and represents the maximum Certificate Balance of the Class PEZ Certificates that could be issued in an exchange; such initial Certificate Balance is not included in the aggregate certificate principal balance of the offered certificates set forth on the cover page of this Term Sheet. The Certificate Balances of the Class A-M, Class B and Class C Certificates to be issued on the closing date will be reduced, in required proportions, by an amount equal to the Certificate Balance of the Class PEZ Certificates issued on the closing date.

Short-Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut-off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1/A-2	Natixis	Woodbridge Apartments	Multifamily	$5,637,417	58	73.7%	1.73x	12.2%
A-1/A-2	UBSRES	Casa Maribela	Multifamily	$5,087,907	58	60.9%	1.58x	10.9%
A-2/A-SB	Natixis	Sixty LES	Hospitality	$62,250,000	59	61.0%	1.49x	10.7%
A-2/A-SB	GACC	Hilton Charlotte University Place	Hospitality	$44,947,797	59	69.2%	1.79x	12.7%
A-2/A-SB	Natixis	Holiday Inn Staunton Conference Center	Hospitality	$3,994,538	59	66.6%	1.77x	15.8%
(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses or extensions for the indicated Certificates. See “Yield and Maturity Considerations - Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A-SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A-3 to the Free Writing Prospectus, then, to the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component) until the principal balance of the Class A-M trust component has been reduced to zero, then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component) until the principal balance of the Class B trust component has been reduced to zero, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), until the principal balance of the Class C trust component has been reduced to zero, and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total principal balance of the Class A-M trust component, Class B trust component and Class C trust component and the Certificate Balances of the Class D through Class H Certificates have been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates, on a pro rata basis, based on the Certificate Balance of each such Class, then, to the extent of any recoveries on realized losses, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), then, to the extent of any recoveries on realized losses, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the extent of any recoveries on realized losses, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the extent of any recoveries on realized losses, to the  Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the Certificate Balance of each such Class or trust component is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X-A, Class X-B, Class X-C and Class X-D Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, and the Class A-M Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (ii) the notional amount of the Class X-B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B and Class C Certificates (without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates); (iii) the notional amount of the Class X-C Certificates will be reduced by the principal distributions and realized losses allocated to the Class E and Class F Certificates; and (iv) the notional amount of the Class X-D Certificates will be reduced by the principal distributions and realized losses allocated to the Class G and Class H Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates or trust component at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class X-C and Class X-D Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class A-M trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class B trust component), then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests of the accrued and unpaid interest on the Class C trust component), and then, to the Class D, Class E, Class F, Class G and Class H Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class A-M, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates for each Distribution Date will equal one of: (i) a fixed per annum rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.  The pass-through rate on the Class A-M, Class B and Class C trust components will at all times be the same as the pass-through rate of the Class A-M, Class B and Class C Certificates. The Class PEZ Certificates will not have a pass-through rate, but will be entitled to receive the sum of interest distributable on the percentage interest of the Class A-M, Class B and Class C trust components represented by the PEZ Certificates.

The pass-through rate applicable to the Class X-A, Class X-B, Class X-C and Class X-D Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, and Class A-M Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass-through rates of the Class B and Class C  Certificates (based on their Certificate Balances and without regard to any exchange of Class A-M, Class B and Class C Certificates for Class PEZ Certificates), as further described in the Free Writing Prospectus, (C) with respect to the Class X-C Certificates, the weighted average of the pass-through rates of the Class E and Class F Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus and (D) with respect to the Class X-D Certificates, the weighted average of the pass-through rates of the Class G and Class H Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each of the interest-bearing certificate classes.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class H through and including Class D, then, to the Class C trust component (and correspondingly to the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component), then, to the Class B trust component (and correspondingly to the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component), then, to the Class A-M trust component (and correspondingly to the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component), and then to Class A-1, Class A-2, Class A-SB, Class A-3, and Class A-4 Certificates on a pro rata basis based on the Certificate Balance of each such class. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates and trust components that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, and Class D Certificates and the Class A-M, Class B and Class C trust components (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class or trust component on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, and Class D Certificates and the Class A-M, Class B and Class C trust components on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of each such Class of Certificates or trust component currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate - Discount Rate)	X	The percentage of the principal distribution amount to such Class or trust component as described in (a) above
(Mortgage Rate - Discount Rate)

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

All prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) allocated in respect of (i) the Class A-M trust component as described above will be allocated between the Class A-M Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class A-M trust component, (ii) the Class B trust component as described above will be allocated between the Class B Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class B trust component, and (iii) the Class C trust

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

component as described above will be allocated between the Class C Certificates and the Class PEZ Certificates, pro rata, based on their respective percentage interests in the Class C trust component.
Loan Combinations:
The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Bronx Terminal Market secures a Mortgage Loan with an outstanding principal balance as of the
Cut-off Date of $105,000,000, collectively evidenced by Note A-3 and Note A-5-1 (the “Bronx Terminal Market Loan”), representing approximately 9.9% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis five companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $275,000,000, evidenced by Note A-1, Note A-2, Note A-4, Note A-5-2 and Note A-6. Note A-1 and Note A-2 have an aggregate principal balance as of the Cut-off Date of $140,000,000 and are currently included in the COMM 2014-CCRE17 Mortgage Trust securitization. Note A-4 and Note A-6 have an aggregate principal balance as of the Cut-off Date of $80,000,000 and are currently held by Cantor Commercial Real Estate Lending, L.P. and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  Note A-5-2 has a principal balance as of the Cut-off Date of $55,000,000 and is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Bronx Terminal Market Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “Bronx Terminal Market Loan Combination”.

The Bronx Terminal Market Loan Combination will be serviced pursuant to the COMM 2014-CCRE17 pooling and servicing agreement and the related intercreditor agreement. For additional information regarding the Bronx Terminal Market Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as State Farm Portfolio secures a Mortgage Loan with an outstanding principal balance as of the
Cut-off Date of $100,000,000, collectively evidenced by Note A-2 (the “State Farm Portfolio Loan”), representing approximately 9.5% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis three companion loans that have an aggregate outstanding principal balance as of the Cut-off Date of $283,500,000, evidenced by Note A-1, Note A-3, and Note A-4. Note A-1 and Note A-3 have an aggregate principal balance as of the Cut-off Date of $183,500,000 and are currently held by UBSRES and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement).  Note A-4 has a principal balance as of the Cut-off Date of $100,000,000 and is currently held by Morgan Stanley Mortgage Capital Holdings LLC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The State Farm Portfolio Loan and related companion loans are pari passu in right of payment and are collectively referred to herein as the “State Farm Portfolio Loan Combination”.

The State Farm Portfolio Loan Combination will initially be serviced pursuant to the pooling and servicing agreement related to this transaction (the “Pooling and Servicing Agreement”) and the related intercreditor agreement. It is expected that servicing of the State Farm Portfolio Loan Combination will transfer to the pooling and servicing agreement for a to be determined securitization of the State Farm Portfolio pari passu companion loan evidenced by Note A-1. For additional information regarding the State Farm Portfolio Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The State Farm Portfolio Combination” in the Free Writing Prospectus.

The Mortgaged Property identified on Annex A-1 to the Free Writing Prospectus as Southfield Town Center secures a Mortgage Loan with an outstanding principal balance

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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as of the Cut-off Date of $80,000,000, evidenced by Note A-1 (the “Southfield Town Center Loan”), representing approximately 7.6% of the Initial Outstanding Pool Balance, and also secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $62,000,000, evidenced by Note A-2, which is currently held by GACC and may be sold or further divided at any time (subject to compliance with the terms of the related intercreditor agreement). The Southfield Town Center Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Southfield Town Center Loan Combination.”

The Southfield Town Center Loan Combination will be serviced pursuant to the Pooling and Servicing Agreement and the related intercreditor agreement. For additional information regarding the Southfield Town Center Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Southfield Town Center Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan (other than with respect to the Bronx Terminal Market Loan Combination and the State Farm Portfolio Loan Combination) and the Southfield Town Center Loan Combination. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

For a description of the directing holder for the Bronx Terminal Market Loan Combination and the State Farm Portfolio Loan Combination, which are each referred to herein as a “Loan Combination Directing Holder”, see “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus.

Control Eligible Certificates:	Class F, Class G and Class H Certificates.
Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class H Certificates.

The holder of the control rights with respect to the Bronx Terminal Market Loan Combination and the State Farm Portfolio Loan Combination will be the related Loan Combination Directing Holder.

Appraised-Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.
Remedies Available to Holders of an Appraised-Out Class:

Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised-Out Class as the Controlling Class. The Holders of an Appraised-Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

Directing Holder:
It is expected that (i) Seer Capital Partners Master Fund LP will purchase a 75% to 85% interest in the Class X-C, Class X-D, Class F, Class G, Class H and Class V certificates, and (ii) LNR Securities Holdings, LLC will purchase a 15% to 25% interest in the Class X-C, Class X-D, Class F, Class G, Class H and Class V certificates; and that Seer Capital Partners Master Fund LP will be the initial Directing Holder with respect to each Mortgage Loan (other than the Bronx Terminal Market Loan Combination and the State Farm Portfolio Loan Combination) and the Southfield Town Center Loan Combination.

With respect to the Bronx Terminal Market Loan Combination, the directing holder under the COMM 2014-CCRE17 pooling and servicing agreement, currently Ellington Management Group, LLC, is the Loan Combination Directing Holder of the Bronx Terminal Market Loan Combination.

With respect to the State Farm Portfolio Loan Combination, the holder of the related pari passu companion loan designated as Note A-1, which as of the closing date is expected to be UBS Real Estate Securities Inc., is the Loan Combination Directing Holder of the State Farm Portfolio Loan Combination.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non-binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:

The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination) may generally be replaced at any time by the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination) will occur based on a vote of holders of all voting eligible Classes of Certificates as described below. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement—The Directing Holder” in the Free Writing Prospectus for a description of the special servicer appointment and replacement rights with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination.

Replacement of Special Servicer by Vote of Certificateholders:

Other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination, if a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days) of (i) Holders of at least 75% of a Certificateholder Quorom or (ii) the Holders of more than 50% of the voting rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination) with the replacement Special Servicer.

“Certificateholder Quorum” means, in connection with any solicitation of votes in connection with the replacement of the Special Servicer as described above, the holders of Certificates evidencing at least 75% of the aggregate voting rights (taking into account Realized Losses and the application of any Appraisal Reduction Amounts to notionally reduce the Certificate Balance of the Certificates) of all classes of Certificates entitled to principal, on an aggregate basis.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination). The Operating Advisor’s recommendation to replace the Special Servicer (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination) must be confirmed by a majority of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates. See “Description of the Mortgage Pool—Loan Combinations” and “Description of the Pooling and Servicing Agreement” in the Free Writing Prospectus for a description of the special servicer appointment and

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

STRUCTURE OVERVIEW

replacement rights with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination.
Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer under the Pooling and Servicing Agreement will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust under the Pooling and Servicing Agreement will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal the greater of (i) 0.25% per annum and (ii) the rate that would result in a special servicing fee of $1,000 for the related month of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration under the Pooling and Servicing Agreement (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. Subject to certain limited exceptions, the Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

Operating Advisor:
With respect to the Mortgage Loans (other than with respect to the Bronx Terminal Market Loan Combination and State Farm Portfolio Loan Combination) and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans) vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

The Operating Advisor will not have consultation rights with respect to the Bronx Terminal Market Loan Combination or the State Farm Portfolio Loan Combination.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

STRUCTURE OVERVIEW

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
$3,438,622	-	$7,499,999	22	$111,071,750	10.5%	5.0198%	110	1.51x	66.0%	55.4%
$7,500,000	-	$14,999,999	9	$98,804,640	9.4%	5.1385%	119	1.45x	72.2%	59.4%
$15,000,000	-	$24,999,999	5	$113,176,003	10.7%	4.9134%	118	1.36x	75.9%	67.1%
$25,000,000	-	$49,999,999	7	$238,209,900	22.6%	4.8571%	107	1.65x	67.1%	60.0%
$50,000,000	-	$74,999,999	2	$114,750,000	10.9%	5.0180%	86	1.51x	67.4%	61.6%
$75,000,000	-	$105,000,000	4	$380,000,000	36.0%	4.6212%	119	1.72x	65.9%	62.6%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Mortgage Rates(1)

					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
4.5225%	-	4.7499%	11	$461,185,168	43.7%	4.5990%	113	1.68x	67.3%	63.4%
4.7500%	-	4.9999%	17	$322,169,387	30.5%	4.8279%	118	1.53x	71.3%	61.8%
5.0000%	-	5.9235%	21	$272,657,738	25.8%	5.2588%	102	1.54x	65.3%	57.4%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Property Type Distribution(1)(5)

					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Cut-off Date Balance per Unit/Room/Pad /NRA	Mortgage Rate	Stated Remaining Term (Mos.)(2)	Occupancy	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
Office	20	$348,374,458	33.0%	7,046,077	$106	4.6808%	119	86.9%	1.68x	67.6%	61.9%
Suburban	18	$200,874,458	19.0%	5,781,019	$95	4.7196%	118	86.7%	1.88x	67.9%	63.2%
CBD	2	$147,500,000	14.0%	1,265,058	$121	4.6278%	120	87.1%	1.40x	67.3%	60.2%
Retail	18	$214,608,642	20.3%	1,956,172	$263	4.6720%	119	98.5%	1.62x	66.5%	61.3%
Anchored(6)	17	$210,795,584	20.0%	1,935,019	$264	4.6624%	119	98.5%	1.62x	66.7%	61.7%
Unanchored	1	$3,813,058	0.4%	21,153	$180	5.2000%	118	100.0%	1.65x	53.0%	40.0%
Hospitality	12	$173,972,913	16.5%	1,385	$223,178	5.0169%	81	75.3%	1.63x	66.7%	60.1%
Full Service	3	$111,192,335	10.5%	651	$294,623	5.0489%	59	76.6%	1.62x	64.5%	61.1%
Limited Service	9	$62,780,578	5.9%	734	$96,640	4.9604%	119	73.0%	1.65x	70.7%	58.3%
Multifamily	22	$168,003,028	15.9%	3,647	$57,901	4.9438%	115	93.9%	1.40x	71.2%	61.2%
Garden	21	$163,532,559	15.5%	3,447	$58,873	4.9305%	115	94.0%	1.40x	71.2%	61.4%
High Rise	1	$4,470,470	0.4%	200	$22,352	5.4300%	118	93.5%	1.50x	71.3%	54.3%
Industrial	4	$85,978,252	8.1%	2,459,520	$45	5.0673%	117	97.3%	1.72x	61.2%	54.8%
Manufactured Housing Community	2	$36,550,000	3.5%	1,063	$35,898	5.4900%	120	80.3%	1.35x	74.9%	62.5%
Leased Fee	1	$22,750,000	2.2%	115,975	$196	4.8500%	118	NAP	1.26x	87.2%	87.2%
Self Storage	2	$5,775,000	0.5%	80,799	$73	4.6500%	120	75.2%	1.63x	71.3%	57.9%
Total/Weighted Average	81	$1,056,012,293	100.0%			4.8392%	112	89.1%	1.60x	68.0%	61.3%

Geographic Distribution(1)(5)

				Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV (4)
New York	4	$191,076,391	18.1%	4.8344%	99	1.61x	63.8%	62.0%
New York City	2	$167,250,000	15.8%	4.8228%	97	1.62x	62.4%	61.8%
Remaining New York State	2	$23,826,391	2.3%	4.9161%	119	1.57x	73.2%	62.9%
California	5	$125,826,772	11.9%	4.7146%	120	1.38x	64.9%	58.6%
Southern(7)	1	$95,000,000	9.0%	4.6100%	120	1.33x	63.1%	57.9%
Northern(7)	4	$30,826,772	2.9%	5.0368%	119	1.52x	70.4%	60.8%
Illinois	6	$95,249,828	9.0%	4.9207%	117	1.84x	61.2%	57.1%
Michigan	3	$87,413,688	8.3%	4.7693%	119	1.84x	66.7%	57.4%
Ohio	9	$85,332,219	8.1%	4.8384%	119	1.56x	73.1%	61.4%
North Carolina	2	$72,347,797	6.9%	4.6882%	82	1.60x	70.3%	63.5%
Pennsylvania	3	$60,953,198	5.8%	5.0222%	119	1.37x	69.4%	58.6%
Louisiana	6	$58,934,908	5.6%	4.8395%	119	1.55x	72.0%	58.9%
Texas	3	$56,110,000	5.3%	4.8941%	119	1.31x	79.7%	74.2%
Florida	15	$54,798,494	5.2%	4.7861%	118	1.59x	71.5%	62.3%
Other	25	$167,968,997	15.9%	4.9259%	113	1.70x	69.2%	63.4%
Total/Weighted Average	81	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%
(1)
With respect to the Bronx Terminal Market Loan, the State Farm Portfolio Loan and the Southfield Town Center Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/Pad/NRA calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, LTV calculations are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve. The LTV calculation including such reserves is 78.5%.

(2)	In the case of six mortgage loans with an anticipated repayment date, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(3)
With respect to the Executive Center IV loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of a $575,000 earn out reserve. The Cut-off Date LTV and U/W NOI Debt Yield for such mortgage loan including the earn out reserve are 57.7% and 10.6%, respectively.

(4)
With respect to the Enclave at Prestonwood loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $32.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 80.0% and 70.7%, respectively.

(5)	Reflects allocated loan amount for properties securing multi-property mortgage loans.
(6)	Includes anchored, shadow anchored and single tenant properties.
(7)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust
OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios(1)(3)(4)

						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio	Maturity Date or ARD LTV
49.9%	-	54.9%	4	$60,897,165	5.8%	5.0350%	117	1.91x	53.7%	51.7%
55.0%	-	59.9%	2	$11,844,000	1.1%	4.6977%	119	1.48x	59.1%	51.1%
60.0%	-	64.9%	7	$289,296,628	27.4%	4.7724%	105	1.50x	62.6%	59.7%
65.0%	-	69.9%	12	$267,608,970	25.3%	4.7916%	108	1.69x	68.0%	58.7%
70.0%	-	75.0%	23	$403,615,529	38.2%	4.8926%	118	1.58x	73.2%	64.5%
87.2%(5)	-	87.2%(5)	1	$22,750,000	2.2%	4.8500%	118	1.26x	87.2%	87.2%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Maturity Date or ARD LTV Ratios(1)(4)

						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)	Maturity Date or ARD LTV
40.0%	-	49.9%	4	$18,877,165	1.8%	4.8657%	119	1.61x	54.3%	45.5%
50.0%	-	54.9%	9	$103,467,124	9.8%	5.1225%	117	1.69x	60.3%	53.4%
55.0%	-	59.9%	13	$367,259,551	34.8%	4.8706%	108	1.52x	65.6%	57.7%
60.0%	-	71.0%	22	$543,658,452	51.5%	4.7626%	113	1.65x	70.8%	64.8%
87.2%(5)	-	87.2%(5)	1	$22,750,000	2.2%	4.8500%	118	1.26x	87.2%	87.2%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)

						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
1.20x	-	1.24x	1	$13,180,214	1.2%	5.1500%	119	1.20x	74.9%	56.4%
1.25x	-	1.29x	5	$87,950,737	8.3%	4.8426%	119	1.27x	73.1%	66.7%
1.30x	-	1.39x	10	$212,389,297	20.1%	4.8582%	119	1.33x	67.7%	59.3%
1.40x	-	1.49x	10	$151,733,998	14.4%	5.2248%	94	1.46x	67.5%	59.6%
1.50x	-	1.74x	17	$283,565,711	26.9%	4.7230%	117	1.65x	68.1%	60.9%
1.75x	-	1.99x	4	$159,942,335	15.1%	4.6919%	100	1.82x	67.7%	60.1%
2.00x	-	2.02x	2	$147,250,000	13.9%	4.7681%	117	2.02x	65.5%	65.5%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Original Terms to Maturity or ARD(1)(2)

				Weighted Averages
Original Terms to Maturity	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
60	5	$121,917,658	11.5%	5.0399%	59	1.62x	64.8%	61.2%
120	44	$934,094,634	88.5%	4.8130%	119	1.59x	68.4%	61.4%
Total/Weighted Average	49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Remaining Terms to Maturity or ARD(1)(2)

						Weighted Averages
Range of Remaining Terms to Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
58	-	60	5	$121,917,658	11.5%	5.0399%	59	1.62x	64.8%	61.2%
112	-	118	15	$298,726,131	28.3%	4.8628%	118	1.75x	68.3%	63.9%
119	-	120	29	$635,368,503	60.2%	4.7895%	119	1.52x	68.5%	60.2%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%
(1)
With respect to the Bronx Terminal Market Loan, the State Farm Portfolio Loan and the Southfield Town Center Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/Pad/NRA calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, LTV calculations are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve. The LTV calculation including such reserves is 78.5%.

(2)	In the case of six mortgage loans with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Executive Center IV loan, Cut-off Date LTV has been calculated based on the mortgage loan balance net of a $575,000 earn out reserve. The Cut-off Date LTV and U/W NOI Debt Yield for such mortgage loan including the earn out reserve are 57.7% and 10.6%, respectively.

(4)
With respect to the Enclave at Prestonwood loan, the Cut-off Date LTV and Maturity Date LTV have been calculated based on the “As Stabilized” appraised value of $32.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date LTV are 80.0% and 70.7%, respectively.

(5)
With respect to the Capstar Plaza loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the unencumbered land (leasehold) appraised value. Based off the Improved Property Appraised Value, which reflects the improvements of 115,975 sq. ft. of office space, which are not part of the collateral, plus the value of the land (collateral), the Cut-off Date LTV and Maturity Date or ARD LTV would each be 46.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Underwritten NOI Debt Yields(1)(3)

						Weighted Averages
Range of Underwritten NOI Debt Yields			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(4)	Maturity Date or ARD LTV(4)
6.2%	-	7.9%	1	$22,750,000	2.2%	4.8500%	118	1.26x	87.2%	87.2%
8.0%	-	8.9%	4	$184,810,000	17.5%	4.6678%	119	1.52x	66.8%	63.0%
9.0%	-	9.9%	14	$321,733,134	30.5%	4.8169%	119	1.55x	68.8%	62.4%
10.0%	-	12.4%	26	$393,963,767	37.3%	4.9685%	107	1.62x	67.2%	59.1%
12.5%	-	14.9%	3	$128,760,854	12.2%	4.7179%	98	1.82x	66.9%	58.7%
15.0%	-	15.8%	1	$3,994,538	0.4%	5.6500%	59	1.77x	66.6%	60.0%
Total/Weighted Average			49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%

Distribution of Amortization Types(1)
				Weighted Averages
Amortization Type	Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)(2)	U/W NCF DSCR	Cut-off Date LTV Ratio(3)(4)	Maturity Date or ARD LTV(4)
Interest Only, then Amortizing	15	$468,565,000	44.4%	4.8047%	111	1.51x	67.7%	60.3%
Amortizing Balloon	26	$272,767,706	25.8%	5.0195%	106	1.54x	70.0%	59.1%
Interest Only	2	$152,250,000	14.4%	4.6955%	118	1.80x	60.4%	60.4%
Interest Only, ARD	2	$122,750,000	11.6%	4.6680%	118	1.88x	74.0%	74.0%
Amortizing Balloon, ARD	3	$33,065,586	3.1%	5.1689%	119	1.42x	69.9%	53.5%
Interest Only, then Amortizing, ARD	1	$6,614,000	0.6%	4.6800%	119	1.31x	59.9%	53.0%
Total/Weighted Average	49	$1,056,012,293	100.0%	4.8392%	112	1.60x	68.0%	61.3%
(1)
With respect to the Bronx Terminal Market Loan, the State Farm Portfolio Loan and the Southfield Town Center Loan, LTV, DSCR and Underwritten NOI Debt Yield calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, LTV calculations are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve. The LTV calculation including such reserves is 78.5%.

(2)	In the case of six mortgage loans with an anticipated repayment date, Original Terms to Maturity or ARD and Stated Remaining Term (Mos.) are through the related anticipated repayment date.
(3)
With respect to the Executive Center IV loan, Cut-off Date LTV and U/W NOI Debt Yield have been calculated based on the mortgage loan balance net of a $575,000 earn out reserve. The Cut-off Date LTV and U/W NOI Debt Yield for such mortgage loan including the earn out reserve are 57.7% and 10.6%, respectively.

(4)
With respect to the Enclave at Prestonwood loan, the Cut-off Date LTV and Maturity Date or ARD LTV have been calculated based on the “As Stabilized” appraised value of $32.0 million. The “As-is” Cut-off Date LTV and “As-is” Maturity Date or ARD LTV are 80.0% and 70.7%, respectively.

Ten Largest Mortgage Loans(1)
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance per Unit/Room/ Pad/NRA	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Bronx Terminal Market	GACC	Bronx, NY	Retail	$105,000,000	9.9%	$417	63.3%	1.70x	8.0%
State Farm Portfolio	UBSRES	Various, Various	Office	$100,000,000	9.5%	$113	71.0%	2.02x	9.5%
Equitable Plaza	GACC	Los Angeles, CA	Office	$95,000,000	9.0%	$138	63.1%	1.33x	9.2%
Southfield Town Center	GACC	Southfield, MI	Office	$80,000,000	7.6%	$66	66.3%	1.85x	12.5%
Sixty LES	Natixis	New York, NY	Hospitality	$62,250,000	5.9%	$441,489	61.0%	1.49x	10.7%
1100 Superior Avenue	UBSRES	Cleveland, OH	Office	$52,500,000	5.0%	$91	75.0%	1.54x	10.8%
Solo Cup	UBSRES	University Park, IL	Industrial	$47,250,000	4.5%	$30	53.9%	2.01x	11.1%
Hilton Charlotte University Place	GACC	Charlotte, NC	Hospitality	$44,947,797	4.3%	$114,371	69.2%	1.79x	12.7%
Sunrise Hospitality Portfolio	UBSRES	Various, LA	Hospitality	$33,962,103	3.2%	$84,905	69.9%	1.72x	12.1%
Village Square and Deerpath Court	UBSRES	Lake Zurich, IL	Retail	$31,000,000	2.9%	$85	69.2%	1.78x	11.8%
Total/Weighted Average				$651,909,900	61.7%		65.9%	1.71x	10.4%
(1)
With respect to the Bronx Terminal Market Loan, the State Farm Portfolio Loan and the Southfield Town Center Loan, LTV, DSCR and Cut-off Date Balance Per Unit/Room/Pad/NRA calculations include the related pari passu companion loans. With respect to the Southfield Town Center Loan, LTV calculations are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve.

Pari Passu Companion Loan Summary
Mortgage Loan	Mortgage Loan Cut-off Date Balance	Companion Loans Cut-off Date Balance	Loan Combination Cut-off Date Balance	Pooling & Servicing Agreement	Master Servicer	Special Servicer	Voting Rights
Bronx Terminal Market	$105,000,000	$275,000,000	$380,000,000	COMM 2014-CCRE17	Midland Loan Services	Midland Loan Services	COMM 2014-CCRE17
State Farm Portfolio	$100,000,000	$283,500,000	$383,500,000	COMM 2014-UBS3(1)	Wells Fargo Bank, N.A.(1)	LNR Partners, LLC(1)	See (1) below
Southfield Town Center	$80,000,000	$62,000,000	$142,000,000	COMM 2014-UBS3	Wells Fargo, N.A.	LNR Partners, LLC	COMM 2014-UBS3
(1)
Prior to the securitization of the State Farm Portfolio pari passu companion loan designated as Note A-1, the State Farm Portfolio Loan Combination will be serviced under the pooling and servicing agreement for this securitization and the related intercreditor agreement, and the directing holder will be the holder of the pari passu companion loan designated at Note A-1 (which is anticipated to be held by UBSRES or an affiliate thereof as of the closing date). After a to-be-determined securitization of the State Farm Portfolio pari passu companion loan designated as Note A-1, it is expected that the State Farm Portfolio Loan Combination will be serviced under the pooling and servicing agreement entered into in connection with that securitization and the related intercreditor agreement, and it is expected that the directing holder of the State Farm Portfolio Loan Combination will be the directing holder or its equivalent under that securitization. See “Description of the Mortgage Pool—Loan Combinations—The State Farm Portfolio Loan Combination” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2014-UBS3 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Existing Mezzanine Debt Summary(1)

Mortgage Loan	Mortgage Loan Cut-off Date Balance	Mezzanine Debt Cut-off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR	Trust Cut-off Date LTV Ratio	Total Debt Cut-off Date LTV Ratio	Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
State Farm Portfolio	$100,000,000	$86,000,000	2.02x	1.51x	71.0%	86.9%	9.5%	7.8%
(1)
Mezzanine loan has an initial maturity date of April 6, 2015, a first extended maturity date of April 6, 2016, and a second extended maturity date of April 6, 2017 and requires payments of interest only at a rate of 7.0000% through the last day of the interest period relating to the initial maturity date, 8.0000% through the last day of the interest period relating to the first extended maturity date and 9.0000% thereafter.

Previous Securitization History(1)
Mortgage Loan	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
Bronx Terminal Market	GACC	Bronx, NY	Retail	$105,000,000	9.9%	COMM 2014-CCRE17
Equitable Plaza	GACC	Los Angeles, CA	Office	$95,000,000	9.0%	MSC 2005-IQ10
Southfield Town Center	GACC	Southfield, MI	Office	$80,000,000	7.6%	GCCFC 2004-FL2
Village Square and Deerpath Court	UBSRES	Lake Zurich, IL	Retail	$31,000,000	2.9%	CSFB 2004-C4
Newport Commons	GACC	Lititz, PA	Multifamily	$28,650,000	2.7%	CGCMT 2004-C2
Preserve at Grande Oaks	GACC	Fayetteville, NC	Multifamily	$27,400,000	2.6%	Various(2)
Pine Haven RV Park	UBSRES	Ocean View, NJ	Manufactured Housing Community	$25,000,000	2.4%	MSC 2007-IQ14
Westgate Plaza	KeyBank	Metairie, LA	Retail	$24,972,804	2.4%	JPMCC 2006-LDP7
Florida Multifamily Portfolio	GACC	Various, FL	Multifamily	$20,940,000	2.0%	MLMT 2007-C1
Aspen Woods Apartments	UBSRES	Arlington, TX	Multifamily	$9,600,000	0.9%	CSFB 2003-C4
Hilltop Shopping Center	Natixis	Redding, CA	Retail	$8,091,772	0.8%	MSC 2005-HQ5
Courtyard by Marriott - Hartford Manchester	KeyBank	Manchester, CT	Hospitality	$6,892,650	0.7%	GECMC 2001-1
Downers Grove Industrial	KeyBank	Downers Grove, IL	Industrial	$4,794,839	0.5%	GSMS 2004-GG2
Total				$467,342,066	44.3%
(1)
Includes mortgaged properties securing mortgage loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the depositor, the mortgage loan sellers or any other underwriter.

(2)	With respect to the Preserve at Grande Oaks loan, Phase I was included in the JPMCC 2004-LN2 mortgage trust and Phase II was included in the JPMCC 2006-CB17 mortgage trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	The Related Companies, L.P.
Borrower:	BTM Development Partners, LLC
Original Balance(1):	$105,000,000
Cut-off Date Balance(1):	$105,000,000
% by Initial UPB:	9.9%
Interest Rate:	4.5280%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest Only
Additional Debt(1)(2)(3):	$275,000,000 Pari Passu Debt; Future Mezzanine Debt Permitted
Call Protection(4):	L(25), D(90), O(5)
Lockbox / Cash Management:	Hard / In Place

Reserves(5)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing
Ground Rent:	$0	Springing

Financial Information(6)
Cut-off Date Balance / Sq. Ft.:	$417
Balloon Balance / Sq. Ft.:	$417
Cut-off Date LTV:	63.3%
Balloon LTV:	63.3%
Underwritten NOI DSCR(7):	1.75x
Underwritten NCF DSCR(7):	1.70x
Underwritten NOI Debt Yield:	8.0%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	8.0%
Underwritten NCF Debt Yield at Balloon:	7.8%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Leasehold
Location:	Bronx, NY
Year Built / Renovated:	2009 / NAP
Total Sq. Ft.:	912,333
Property Management:	Related BTM Development Partners, LLC
Underwritten NOI:	$30,553,869
Underwritten NCF:	$29,572,268
Appraised Value:	$600,000,000
Appraisal Date:	January 7, 2014

Historical NOI(8)
2013 NOI:	$28,228,794 (December 31, 2013)
2012 NOI:	$27,601,540 (December 31, 2012)
2011 NOI:	$26,088,738 (December 31, 2011)
2010 NOI:	$27,356,741 (December 31, 2010)
2009 NOI:	NAP

Historical Occupancy(8)
Most Recent Occupancy(9):	99.3% (April 1, 2014)
2013 Occupancy:	99.3% (December 31, 2013)
2012 Occupancy:	94.4% (December 31, 2012)
2011 Occupancy:	86.1% (December 31, 2011)
2010 Occupancy:	92.8% (December 31, 2010)
2009 Occupancy:	NAP
(1)
The Original Balance and Cut-off Date Balance of $105.0 million represent both the non-controlling Note A-3 and Note A-5-1 of the $380.0 million Bronx Terminal Market Loan Combination evidenced by seven pari passu notes. The pari passu companion loans are comprised of the controlling Note A-1 and Note A-2 and the non-controlling Note A-4, Note A-5-2 and Note A-6, with an aggregate original principal balance of $275.0 million. For additional information on the pari passu companion loans, see “The Loan” herein.

(2)	See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)
An indirect non-managing member of the borrower incurred additional tax credit financing in connection with the development of the Bronx Terminal Market Property. See “Historic Tax Credit Loan” herein.

(4)
The lockout period will be at least 25 payments beginning with and including the first payment date of June 6, 2014. Defeasance of the full $380.0 million Bronx Terminal Market Loan Combination is permitted after the earlier to occur of (i) two years after the closing date of the securitization that includes the last pari passu companion loan to be securitized and (ii) April 15, 2017. See “Partial Release” herein.

(5)	See “Initial Reserves” and “Ongoing Reserves” herein.
(6)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Bronx Terminal Market Loan Combination.
(7)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR would be 1.32x and 1.28x, respectively.

(8)	The Bronx Terminal Market Property was constructed in 2009 and opened for business in Q4 2009. As such, partial year 2009 NOI and 2009 Occupancy are not applicable.
(9)
Most Recent Occupancy includes Michaels, which leases 23,204 sq. ft. (2.5% of NRA) and is currently dark but paying full contractual rent, and CUNY Hostos, which recently executed leases for 18,276 sq. ft. (2.0% of NRA) of expansion space but is not yet paying rent or in occupancy of the expansion space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)	Sales PSF(2)	Occupancy Cost (% of Sales)(2)
Anchor Tenants
Target	A-/A2/A	188,446	20.7%	10/1/2033	$5.54	$80,000	$425(3)	3.8%(3)
BJ’s Wholesale Club	NR/B3/B-	130,099	14.3%	8/1/2029	$37.50	$134,973	$1,037(4)	4.9%(4)
Home Depot	A-/A2/A	124,955	13.7%	2/1/2034	$44.00	NAV	NAV	NAV
Subtotal		443,500	48.6%		$25.75	$214,973	$675	4.2%

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	CCC/Caa2/B-	76,921	8.4%	1/31/2020(5)	$23.00	$13,555	$176	13.1%
Burlington Coat Factory	NR/B2/B	74,329	8.1%	1/1/2028	$26.00	$17,815	$240	17.2%
Best Buy	BB-/Baa2/BB	52,086	5.7%	1/1/2020	$45.00	NAV	NAV	NAV
Raymour & Flanigan	NR/NR/NR	46,814	5.1%	10/1/2024	$40.00	NAV	NAV	NAV
Marshalls	NR/A3/A+	37,401	4.1%	8/1/2019	$35.00	$9,974	$267(4)	16.8%(4)
Subtotal		287,551	31.5%		$32.09	$41,344	$219	15.4%
Other Major Tenants(6)		111,198	12.2%		$42.31		NAV	NAV
Total Major Tenants		398,749	43.7%		$34.94

Other In-line Tenants		36,151	4.0%		$53.46		$230	16.1%
Restaurant / Food Court		27,870	3.1%		$42.91		$749	10.8%
Total Occupied Collateral		906,270	99.3%

Vacant		6,063	0.7%
Total / Wtd. Avg.		912,333	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) provided by the borrower are as of the most recent year-end reported.
(3)	Target’s Sales PSF and Occupancy Cost (% of Sales) are estimates provided by the borrower.
(4)
Sales PSF and Occupancy Cost (% of Sales) for BJ’s Wholesale Club are as of year-end 2011. BJ’s Wholesale Club was only required to report sales for the first two years of its lease and is no longer required to report sales. Sales PSF and Occupancy Cost (% of Sales) for Marshalls are as of year-end 2012.

(5)
Toys ‘R’ Us / Babies ‘R’ Us has a termination option on May 1, 2016 and on each year thereafter through April 30, 2019 if its gross sales do not exceed $14.0 million for the preceding twelve month period, provided such termination notice may not be given later than 120 days after the expiration of the twelve month period.

(6)
Other Major Tenants includes Michaels, which is currently dark but paying full rent per its contractual lease agreement. Michaels originally closed its store and went into a tolling period beginning in January 2012 to accommodate the reconstruction of the adjacent tenant Burlington Coat Factory, which was completed in the fourth quarter of 2013. Michaels’ tolling period ended on January 15, 2014, at which time it resumed paying full rent.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	1	1,518	0.2%	1,518	0.2%	$90.00	0.5%	0.5%
2015	0	0	0.0%	1,518	0.2%	$0.00	0.0%	0.5%
2016	1	1,893	0.2%	3,411	0.4%	$48.49	0.3%	0.8%
2017	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2018	0	0	0.0%	3,411	0.4%	$0.00	0.0%	0.8%
2019	5	46,896	5.1%	50,307	5.5%	$45.10	7.4%	8.2%
2020	6	158,033	17.3%	208,340	22.8%	$31.74	17.6%	25.8%
2021	2	25,715	2.8%	234,055	25.7%	$41.21	3.7%	29.6%
2022	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2023	0	0	0.0%	234,055	25.7%	$0.00	0.0%	29.6%
2024	4	67,387	7.4%	301,442	33.0%	$43.81	10.4%	39.9%
Thereafter	10	604,828	66.3%	906,270	99.3%	$28.29	60.1%	100.0%
Vacant	NAP	6,063	0.7%	912,333	100.0%	NAP	NAP
Total / Wtd. Avg.	29	912,333	100.0%			$31.43	100.0%
(1)
Certain tenants have lease termination options, including those related to co-tenancy provisions and sales thresholds, that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

The Loan.    The Bronx Terminal Market loan (the “Bronx Terminal Market Loan”) consists of the non-controlling Note A-3 and Note A-5-1 in the aggregate original principal amount of $105.0 million of a fixed rate loan in the aggregate principal amount of $380.0 million (the “Bronx Terminal Market Loan Combination”). The Bronx Terminal Market Loan Combination is secured by the borrower’s leasehold interest in a 912,333 sq. ft., Class A, anchored retail power center located at 658 River Avenue in the Bronx, New York (the “Bronx Terminal Market Property”). The Bronx Terminal Market Loan Combination was co-originated by GACC and Cantor Commercial Real Estate Lending, L.P. (“CCRE”) and is evidenced by seven pari passu notes. Only the non-controlling Note A-3 and Note A-5-1, with an aggregate original principal balance of $105.0 million, will be included in the COMM 2014-UBS3 mortgage trust. The controlling Note A-1 and Note A-2, with an aggregate original principal balance of $140.0 million, is expected to be included in the COMM 2014-CCRE17 mortgage trust. The remaining notes are described in the chart below and are expected to be contributed to future securitizations. GACC and CCRE have reserved the right to further split Note A-4, Note A-5-2 and Note A-6 into multiple notes. The Bronx Terminal Market Loan Combination has a 10-year term and accrues interest at a fixed rate equal to 4.5280% for the loan term.

The proceeds of the Bronx Terminal Market Loan Combination were used to retire existing debt of approximately $332.9 million and pay closing costs of approximately $4.9 million, giving the borrower a return of equity of approximately $42.2 million. Based on the appraised value of $600.0 million as of January 7, 2014, the cut-off date LTV of the Bronx Terminal Market Loan Combination is 63.3% and the remaining implied equity is $220.0 million. The most recent prior financing of the Bronx Terminal Market Property was not included in a securitization.

The relationship between the holders of Note A-1, Note A-2, Note A-3, Note A-4, Note A-5-1, Note A-5-2 and Note A-6 is governed by an intercreditor agreement which is described under “Description of the Mortgage Pool—Loan Combinations—The Bronx Terminal Market Loan Combination” in the Free Writing Prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1 & Note A-2	$140,000,000	$140,000,000	COMM 2014-CCRE17	Yes
Note A-3 & Note A-5-1	$105,000,000	$105,000,000	COMM 2014-UBS3	No
Note A-4	$40,000,000	$40,000,000	CCRE	No
Note A-5-2	$55,000,000	$55,000,000	GACC	No
Note A-6	$40,000,000	$40,000,000	CCRE	No
Total	$380,000,000	$380,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$380,000,000	100.0%	Loan Payoff	$332,896,354	87.6%
			Closing Costs	$4,948,626	1.3%
			Return of Equity	$42,155,020	11.1%
Total Sources	$380,000,000	100.0%	Total Uses	$380,000,000	100.0%

The Borrower / Sponsor.    The borrower, BTM Development Partners, LLC is a single purpose New York limited liability company structured to be bankruptcy-remote, with a single purpose Delaware limited liability company as its managing member and two independent managers in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is The Related Companies, L.P. (“Related”). Founded in 1972 by Stephen Ross, Related is a privately-owned, vertically integrated real estate firm that develops, acquires, manages, finances and markets real estate developments both within the United States and internationally.

Related’s real estate portfolio is currently valued in excess of $15.0 billion and includes luxury residential, affordable and workforce apartments, commercial office, retail and mixed-use developments in Boston, Chicago, Los Angeles, San Francisco, South Florida, Abu Dhabi and Sao Paulo. Notable Related properties include Time Warner Center at Columbus Circle and TriBeCa Green in Manhattan, New York, CityPlace in West Palm Beach, Florida and The Century in Los Angeles, California. Related is also developing the Hudson Yards project on Manhattan’s west side, a 28-acre, 17.4 million sq. ft. mixed-use development which is expected to be completed in 2018. Since its founding, Related has developed or acquired over $22.0 billion of real estate and currently employs over 2,500 employees across seven offices in the United States and two international offices located in Abu Dhabi, United Arab Emirates and Shanghai, China.

See also “Risk Factors—Risks Related to Conflicts of Interest—Other Potential Conflicts of Interest” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

The Property.    The Bronx Terminal Market Property is a 912,333 sq. ft. multi-level anchored retail power center located on a 16.8 acre site in the Bronx which is bounded generally by 149th Street to the south, River Avenue to the west and adjacent to the Major Deegan Expressway, the Metro-North rail road tracks to the north and Exterior Street to the east. The Bronx Terminal Market Property consists of a four-level south tower and three-level north tower which are connected via a six-level parking garage consisting of 2,610 spaces, for a parking ratio of 2.86 per 1,000 sq. ft., along with two adjacent one-story buildings. The Bronx Terminal Market Property was developed by Related in 2009 for a reported cost of $360.1 million and opened for business in the fourth quarter of 2009.

The Bronx Terminal Market Property features 27 tenants, including national anchor tenants Target (rated A-/A2/A by Fitch/Moody’s/S&P), Home Depot (rated A-/A2/A by Fitch/Moody’s/S&P) and BJ’s Wholesale Club (rated B3/B- by Moody’s/S&P), and national major tenants such as Marshalls, Best Buy, Toys ‘R’ Us / Babies ‘R’ Us, Michaels and Staples, among others. National in-line tenants include Gamestop, AT&T, T-Mobile, Sprint, JP Morgan Chase and Payless Shoe Source. As of April 1, 2014, the Bronx Terminal Market Property was 99.3% occupied.

Historical sales for all tenants reporting sales at the Bronx Terminal Market Property are presented in the subsequent chart.

Historical Sales PSF(1)
	2010	2011	2012	2013
Anchor Tenant
Target(2)	NAV	NAV	NAV	$425
BJ’s Wholesale Club(3)	$990	$1,037	NAV	NAV

Major Tenants
Toys ‘R’ Us / Babies ‘R’ Us	$225	$214	$197	$176
Burlington Coat Factory	NAV	NAV	$209	$240
Marshalls	$229	$233	$267	NAV

Other In-Line / Restaurant
Skechers	NAV	$169	$178	$217
Payless Shoe Source	$146	$143	$134	NAV
Applebee’s	$600	$652	$717	$749
GNC	$176	$237	$274	$287
(1)	Historical Sales PSF is based on historical operating statements provided by the borrower.
(2)	Historical Sales PSF for Target is based on a borrower estimate.
(3)	BJ’s Wholesale Club was required to report sales for the first two years of its lease and is no longer required to report sales.

Environmental Matters.    The Phase I environmental report dated January 8, 2014 recommended no further action at the Bronx Terminal Market Property other than (i) the development and implementation of an asbestos operation and maintenance plan for the southernmost building at the property which is the only remaining structure from the original development on the site, which is in place, and (ii) the maintenance of certain engineering controls and annual certifications relating to historical contamination. See “Risk Factors — Risks Related to the Mortgage Loans — Environmental Issues at the Mortgaged Properties May Adversely Affect Payments on Your Certificates” in the free writing prospectus.

The Market.    The Bronx Terminal Market Property is located in the Bronxchester neighborhood of the Bronx, directly to the south of the new Yankee Stadium. The Bronxchester neighborhood has been the subject of multiple revitalization initiatives including the Yankee Stadium Area Redevelopment Project, which includes the construction of four new public baseball fields, a skating park, 18 new tennis courts and a new esplanade providing access from Yankee Stadium to the Bronx Terminal Market Property. Other proposed developments include a 28,000-seat Major League Soccer stadium that is proposed to be completed by 2019. Subway access to the Bronx Terminal Market Property is provided via the 2, 4 and 5 lines at the Grand Concourse station located three blocks to the east, as well as the 4, B and D lines at the 161st Street-Yankee Stadium station eight blocks to the north. The area is also served by numerous bus routes including the BXM1, BXM2, BXM3, BXM18, BX11 and BX13 lines and the Metro-North rail station immediately to the north of the Bronx Terminal Market Property. The Bronx Terminal Market Property is directly accessible via car from exits 4 and 6 on the Major Deegan Expressway. Pedestrian traffic in the area exceeds 250,000 per day.

The appraiser determined a primary trade area that encompasses the three-mile radius around the Bronx Terminal Market Property. This primary trade area included approximately 1.2 million people and 456,401 households as of year-end 2013, with an average household income of $51,737, above the Bronx County average of $46,664. The appraiser determined a primary competitive set that includes four other anchored retail shopping centers within Upper Manhattan and the Bronx. The appraiser also identified three

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

proposed competitive properties: The Mall at Bay Plaza, Riverdale Crossings and Throggs Neck Shopping Center, all of which will be located approximately five or more miles to the north of the Bronx Terminal Market Property, outside of its primary trade area.
The primary competitive set for the Bronx Terminal Market Property is presented in the following chart.

Bronx Terminal Market Competitive Set(1)
Name	Bronx Terminal Market Property	Bay Plaza Power Center	East River Plaza	River Plaza	Bruckner Plaza Shopping Center
Distance from Subject	NAP	9.7 miles	2.4 miles	4.2 miles	6.4 miles
City, State	Bronx, NY	Bronx, NY	New York, NY	Bronx, NY	Bronx, NY
Property Type	Power Center	Power Center	Power Center	Regional Center	Community Center
Year Built / Renovated	2009 / NAP	1988 / 2004	2010 / NAP	2004 / NAP	1965 / 1989
Total Occupancy(2)	99.3%	96.0%	95.0%	98.0%	96.0%
Anchor Size (Sq. Ft.)	443,500	370,000	280,211	164,638	186,584
Total Size (Sq. Ft.)	912,333	1,200,000	524,498	235,000	449,941
Anchor Tenants	Target BJ’s Wholesale Club Home Depot	Pathmark AMC Theaters Raymour & Flanigan	Target Costco Burlington Coat Factory Marshall’s	Target Best Buy Marshall’s	Kmart Toys ‘R’ Us Marshall’s Old Navy
(1)	Source: Appraisal
(2)	Total Occupancy for the Bronx Terminal Market Property is as of April 1, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$25,634,042	$25,534,402	$26,224,542	$26,651,657	$31,493,521	$34.52
Overflow Parking Income	237,225	398,270	344,899	200,762	0	0.00
Value of Vacant Space	0	0	0	0	$376,929	0.41
Gross Potential Rent	$25,871,267	$25,932,672	$26,569,441	$26,852,419	$31,870,450	$34.93
Total Recoveries	8,471,377	7,560,692	8,921,104	9,882,405	10,637,817	11.66
Total Other Income	4,898,128	4,381,748	4,624,299	4,460,101	4,250,002	4.66
Less: Vacancy & Credit Loss(2)	0	0	12,562	(277,129)	(3,135,914)	(3.44)
Effective Gross Income	$39,240,773	$37,875,112	$40,127,406	$40,917,796	$43,622,355	$47.81
Total Operating Expenses	11,884,032	11,786,374	12,525,866	12,689,002	13,068,486	14.32
Net Operating Income	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$30,553,869	$33.49
TI/LC	0	0	0	0	707,901	0.78
Capital Expenditures	0	0	0	0	273,700	0.30
Net Cash Flow	$27,356,741	$26,088,738	$27,601,540	$28,228,794	$29,572,268	$32.41

Average Effective Annual Rent PSF	$30.28	$32.51	$30.45	$29.42	$32.84

(1)	U/W Base Rent includes $1,005,727 in rent steps through March 2015 and $737,972 in straight line rent attributable to credit tenants from March 2015 through March 2024.
(2)
U/W Vacancy represents 2.0% of gross income. Vacancy & Credit Loss includes $2,217,876 in concessions granted to Toys ‘R’ Us / Babies ‘R’ Us. Toys ‘R’ Us / Babies ‘R’ Us negotiated a reduced rent period which is scheduled to commence in May 2015 for an annualized reduced rent of $1,269,192 and a $948,684 CAM holiday for the second half of 2015 in exchange for a landlord termination option. The U/W Base Rent for Toys ‘R’ Us / Babies ‘R’ Us presented in the Tenant Summary chart is net of rent concessions.

Property Management.    The Bronx Terminal Market Property is managed by Related BTM Development Partners, LLC, a borrower affiliate.

Lockbox / Cash Management.    The Bronx Terminal Market Loan is structured with a hard lockbox and in place cash management. The borrower sent tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed in accordance with the Bronx Terminal Market Loan Combination documents. Provided no Trigger Period (as defined herein) exists, all funds remaining in the cash management account after the payment of all required monthly debt service and reserve amounts (if any) will be remitted to the borrower on a daily basis.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

A “Trigger Period” will commence (i) upon the occurrence of an event of default, (ii) if, as of any quarterly testing date, the DSCR is less than 1.10x (a “Low DSCR Trigger Period”), or (iii) upon an event of default under any mezzanine loan documents, and will end, (A) with respect to a Trigger Period continuing due to clause (i) above, upon the cure of such event of default and acceptance of such cure by lender, (B) with respect to a Trigger Period continuing due to clause (ii) above, if the DSCR is at least 1.15x for two consecutive calendar quarters, or (C) with respect to a Trigger Period continuing due to clause (iii) above, when such event of default is no longer continuing.

Initial Reserves.    None.

Ongoing Reserves.    During a Trigger Period, the borrower is required to deposit on a monthly basis (i) 1/12 of the estimated annual real estate taxes, which currently equates to $119,045, into a tax reserve account, (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $33,652, into an insurance reserve account, (iii) $22,808 into a capital expenditure account, subject to a cap of $547,400 so long as no Low DSCR Trigger Period exists, (iv) $70,672 into a rollover reserve account, subject to a cap of $1,696,118 so long as no Low DSCR Trigger Period exists and (v) an amount equal to the ground rent due for the following month into a ground rent reserve account. Notwithstanding the foregoing, if an acceptable blanket insurance policy is in place, deposits into the insurance reserve account will be suspended.

Current Mezzanine or Subordinate Indebtedness.    None.

Historic Tax Credit Loan.    Bronx Terminal Market Fund, LLC (the “Fund”), the owner of a 99.99% non-managing membership interest in RCDG Sub-CDE I, LLC (“RCDG Sub”), itself the owner of a .01% non-managing membership interest in the borrower, has pledged its interest in RCDG Sub as security for a $99.5 million loan (the “Fund Loan”) made by U.S. Bancorp Community Development Corporation for the purpose of preserving certain historic tax credits allocated in connection with the development of the Bronx Terminal Market Property.  The documents evidencing the Fund Loan required RCDG Sub to deposit $99.5 million into a blocked account with an affiliate of the Fund Loan lender and provided that, on December 18, 2014, such amount will be released to RCDG Sub, used by RCDG Sub to make $99.5 million distribution to the Fund, and used by the Fund to repay the Fund Loan.

Future Mezzanine or Subordinate Indebtedness Permitted.    The borrower is permitted one time during the loan term to have an affiliate of the borrower obtain a mezzanine loan after April 15, 2017, from an approved mezzanine lender secured by a pledge of the direct or indirect equity interests in the borrower, provided, among other things per the Bronx Terminal Market Loan Combination documents, that (i) no more than one tranche of approved mezzanine debt shall be permitted at any time during the loan term and (ii) that the maximum principal amount of the approved mezzanine loan shall not exceed the lesser of the following (A) $50,000,000 or (B) the amount which would result in (x) a combined LTV ratio as of the closing of the mezzanine loan being no greater than 65.0% and (y) a combined DSCR as of the closing of the approved mezzanine loan being no less than 1.30x.

Ground Lease.    The Bronx Terminal Market Property is subject to a long term ground lease. The lessor on the ground lease is the City of New York. The ground lease commenced in September 2006 and has an initial expiration date of September 13, 2055, with five consecutive 10-year renewal options with written notice due no later than one year before the applicable expiration date. Ground rent due under the lease is calculated as the greater of (a) $341,183 per year, with 5.0% increases every five years beginning in August 2014, and (b) 2.0% of gross revenue from the Bronx Terminal Market Property, which increases to 3.0% in August 2014, 4.0% in August 2019 and 5.0% in August 2024. In addition, pursuant to the terms of the ground lease, in the event of certain sales or financings of the Bronx Terminal Market Property, the ground lessor is entitled to share in a portion of the net proceeds of such sale or financing in an amount equal to 7.5% of such net proceeds (if on or prior to the expiration of the initial term of the ground lease) or 15% of such net proceeds (if after the expiration of the initial term of the ground lease).

Partial Release.    The borrower has the right after April 15, 2016 to obtain a release of a parcel managed by an unaffiliated parking lot manager that is currently used for overflow parking for events at Yankees Stadium provided, among other conditions, that (i) no event of default exists at the time of such release, (ii) the release parcel is a legally subdivided parcel separate from the remainder of and is on a separate tax lot from the remainder of the Bronx Terminal Market Property and (iii) the release parcel is severed from the ground lease in accordance with the terms thereof and leased by the ground lessor to another tenant other than the borrower.

PILOT Program.    The Bronx Terminal Market Property is currently subject to a 25-year PILOT program, ending in 2035. Taxes are payable on the Bronx Terminal Market Property based on the actual property taxes (or, if the Bronx Terminal Market Property or the owner, including the City of New York, is exempt from real property taxes, the amount that would be assessed if not for such exemption), provided, however, the improvements are fully exempt from real estate taxes for the first 16 years following the date the first building permit was issued for the Bronx Terminal Market Property. Taxes on the improvements phase in at 10.0% increments from year 17 through year 25 when the exemption for improvements ends in tax year 2035.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

658 River Avenue Bronx, NY 10451	Collateral Asset Summary – Loan No. 1 Bronx Terminal Market	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$105,000,000 63.3% 1.70x 8.0%

Bronx Terminal Market
658 River Avenue
Bronx, NY 10451
BRONX
MANHATTAN
WASHINGTON HEIGHTS
MORRIS HEIGHTS
HIGH BRIDGE
HARLEM
SOUTH BRONX
MOTT HAVEN
PORT MORRIS
EAST HARLEM
UPPER WEST SIDE
UPPER EAST SIDE
STEINWAY
NEW JERSEY
NEW YORK
Hudson River
Harlem River
East River
Central Park
Yankee Stadium
Bronx Community College
Cuny-City College
Columbia University
Harlem Hospital
CROSS BRONX EXPY
HENRY HUDSON PKWY
HARLEM RIVER DR
FDR DRIVE
GRAND CONCOURSE
JEROME AVE
Claremont Park
Crotona Park
St Marys Park
High Bridge Park
Morningside Park
Thomas Jefferson Park
Randalls Island Park
Yankee Stadium
BRONX TERMINAL MARKET

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsor:	JDM Partners Opportunity Fund II LLC
Borrower:	JDM II SF National, LLC
Original Balance(1):	$100,000,000
Cut-off Date Balance(1):	$100,000,000
% by Initial UPB:	9.5%
Interest Rate:	4.6266%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Anticipated Repayment Date(2):	April 6, 2024
Maturity Date:	April 6, 2029
Amortization:	Interest Only, ARD
Additional Debt(1):	$283,500,000 Pari Passu Debt; $86,000,000 Mezzanine Loan
Call Protection(3):	L(26), D(90), O(4)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
TI/LC:	$0	Springing

Financial Information
Mortgage Loan(5)		Total Debt
Cut-off Date Balance / Sq. Ft.:	$113	$138
Balloon Balance / Sq. Ft.:	$113	$138
Cut-off Date LTV:	71.0%	86.9%
Balloon LTV:	71.0%	86.9%
Underwritten NOI DSCR:	2.03x	1.52x
Underwritten NCF DSCR:	2.02x	1.51x
Underwritten NOI Debt Yield:	9.5%	7.8%
Underwritten NCF Debt Yield:	9.5%	7.7%
Underwritten NOI Debt Yield at Balloon:	9.5%	7.8%
Underwritten NCF Debt Yield at Balloon:	9.5%	7.7%

Property Information
Single Asset / Portfolio:	Portfolio of fourteen properties
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Various
Year Built / Renovated:	Various
Total Sq. Ft.:	3,397,783
Property Management:	Self-managed
Underwritten NOI:	$36,587,870
Underwritten NCF:	$36,301,983
Appraised Value:	$540,100,000
Appraisal Date:	March 1, 2014

Historical NOI(6)
Most Recent NOI:	NAV
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy(6)
Most Recent Occupancy:	100.0% (June 6, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
The State Farm Portfolio Loan Combination is evidenced by four pari passu notes in an aggregate amount of $383.5 million. Note A-2, with an Original Balance and Cut-off Date Balance of $100.0 million, is a non-controlling note and will be included in the trust. The pari passu companion loans are comprised of the controlling Note A-1 and the non-controlling Note A-3 and Note A-4, with original principal balances of $135.0 million, $48.5 million, and $100.0 million, respectively. For additional information on the pari passu companion loans, see “The Loan” herein. For additional information on the mezzanine loan, see “Current Mezzanine or Subordinate Indebtedness” herein.

(2)
If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the Maturity Date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%.

(3)
Defeasance is permitted two years after the closing date of the securitization trust established in connection with the final securitization of any of the notes included in the State Farm Portfolio Loan Combination.  If such date has not occurred by May 6, 2018, the borrower may prepay the State Farm Portfolio Loan Combination with yield maintenance.  Partial release is permitted. See “Partial Release” herein.

(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate State Farm Portfolio Loan Combination.
(6)
Historical NOI and Occupancy are not available because the State Farm Portfolio Properties were acquired on April 1, 2014 by the borrower from an affiliate of Lone Star Funds, which previously acquired the State Farm Portfolio Properties from State Farm Mutual Automobile Insurance Company and nine other properties in November 2013 in a sale-leaseback transaction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

Property Summary
Property Name	Location	Sq. Ft.	Year Built / Renovated	Allocated Whole Loan Amount	Appraised Value	Occupancy
Charlottesville State Farm Office	Charlottesville, VA	362,155	1978 / 2012	$51,762,914	$72,900,000	100.0%
Murfreesboro State Farm Office	Murfreesboro, TN	402,177	1989 / NAP	$45,514,442	$64,100,000	100.0%
Ballston Spa State Farm Office	Malta, NY	336,382	1991 / 2012	$40,828,087	$57,500,000	100.0%
Birmingham State Farm Office	Birmingham, AL	312,989	1992 / NAP	$37,277,819	$52,500,000	100.0%
Tulsa State Farm Office	Tulsa, OK	287,580	1989 / NAP	$33,017,497	$46,500,000	100.0%
Columbia State Farm Office	Columbia, MO	335,049	1992 / 2008-2013	$32,875,486	$46,300,000	100.0%
Jacksonville State Farm Office	Jacksonville, FL	302,440	1977 / NAP	$32,662,470	$46,000,000	100.0%
Lincoln North State Farm Office	Lincoln, NE	224,175	1988 / 2011	$23,999,815	$33,800,000	100.0%
Greeley Central State Farm Office	Greeley, CO	194,203	2003 / NAP	$21,656,638	$30,500,000	100.0%
New Albany State Farm Office	New Albany, OH	148,782	2002 / NAP	$18,532,401	$26,100,000	100.0%
Lincoln South State Farm Office	Lincoln, NE	128,971	2000 / 2007	$13,775,042	$19,400,000	100.0%
Greeley South State Farm Office	Greeley, CO	112,874	2003 / NAP	$11,857,897	$16,700,000	100.0%
Kalamazoo State Farm Office	Portage, MI	105,639	1989 / 1998	$10,082,762	$14,200,000	100.0%
Greeley North State Farm Office	Greeley, CO	144,367	2001 / NAP	$9,656,730	$13,600,000	100.0%
Total / Wtd. Avg.:		3,397,783		$383,500,000	$540,100,000	100.0%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
State Farm Mutual Automobile Insurance Company	NR/NR/AA	3,397,783	100.0%	$9.65	100.0%	11/30/2028(1)
Total / Wtd. Avg.		3,397,783	100.0%	$9.65	100.0%
(1)
State Farm Mutual Automobile Insurance Company has two, 5-year renewal options remaining. Two of the State Farm Portfolio Properties, Greeley North State Farm Office (4.2% of net rentable area and 4.1% of underwritten base rent) and Greeley South State Farm Office (3.3% of net rentable area and 3.2% of underwritten base rent), have lease expiration dates of November 30, 2018 and November 30, 2023, respectively.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2015	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2016	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2017	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2018	1	144,367	4.2	144,367	4.2%	$9.25	4.1	4.1%
2019	0	0	0.0	144,367	4.2%	$0.00	0.0	4.1%
2020	0	0	0.0	144,367	4.2%	$0.00	0.0	4.1%
2021	0	0	0.0	144,367	4.2%	$0.00	0.0	4.1%
2022	0	0	0.0	144,367	4.2%	$0.00	0.0	4.1%
2023	1	112,874	3.3	257,241	7.6%	$9.25	3.2	7.3%
2024	0	0	0.0	257,241	7.6%	$0.00	0.0	7.3%
Thereafter	12	3,140,542	92.4	3,397,783	100.0%	$9.69	92.7	100.0%
Vacant	NAP	0	0.0	3,397,783	100.0%	NAP	NAP
Total / Wtd. Avg.	14	3,397,783	100.0%			$9.65	100.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

The Loan.    The State Farm Portfolio loan (the “State Farm Portfolio Loan”) consists of the non-controlling Note A-2 in the original principal amount of $100.0 million, which is one of four pari passu notes of a fixed rate loan in the aggregate principal amount of $383.5 million (the “State Farm Portfolio Loan Combination”). The State Farm Portfolio Loan Combination is secured by the borrower’s fee simple interest in a 14-property suburban office building portfolio containing 3,397,783 sq. ft. in the aggregate, all of which are 100.0% leased by the State Farm Mutual Automobile Insurance Company (the “State Farm Portfolio Properties”). Only the non-controlling Note A-2, with an original principal balance of $100.0 million will be included in the COMM 2014-UBS3 mortgage trust. The controlling Note A-1, with an original principal balance of $135.0 million, the non-controlling Note A-3, with an original principal balance of $48.5 million, and the non-controlling Note A-4, with an original principal balance of $100.0 million, are expected to be contributed to future securitizations.

The State Farm Portfolio Loan Combination has an anticipated repayment date of April 6, 2024 (the “Anticipated Repayment Date”) and a stated maturity date of April 6, 2029. Through and including April 10, 2024, the last day of the interest period in which the Anticipated Repayment Date occurs, the interest on the State Farm Portfolio Loan Combination will accrue at a fixed rate of 4.6266% per annum (the “Regular Interest Rate”) and debt service will be paid on an interest only basis. If the State Farm Portfolio Loan Combination is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 4.6266% to (i) from April 11, 2024, the first day of the interest period immediately following the Anticipated Repayment Date, through April 10, 2026, the greater of (A) the five-year treasury note rate in effect on the Anticipated Repayment Date plus 3.50% and (B) 7.6266% and (ii) from April 11, 2026 through April 10, 2029, the last day of the interest period relating to the stated maturity date, the greater of (A) the five-year treasury note rate in effect on the second anniversary of the Anticipated Repayment Date plus 4.50% and (B) 8.6266%.  From and after April 11, 2024, interest in excess of the Regular Interest Rate will be deferred (together with interest thereon, the “Deferred Interest”) and excess cash flow will be applied, pro rata, to each of the notes evidencing the State Farm Portfolio Loan Combination, first to reduce the outstanding principal balance and thereafter to pay the Deferred Interest.

The proceeds of the State Farm Portfolio Loan Combination, along with $86.0 million in mezzanine financing and approximately $76.2 million in equity from the sponsor, were used to purchase the State Farm Portfolio Properties for $540.0 million and pay closing costs of approximately $5.7 million. Based on the aggregate appraised value of $540.1 million as of March 1, 2014, the cut-off date LTV ratio of the State Farm Portfolio Loan Combination is 71.0%.

Pari Passu Note Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$135,000,000	$135,000,000	UBSRES	Yes
Note A-2	$100,000,000	$100,000,000	COMM 2014-UBS3	No
Note A-3	$48,500,000	$48,500,000	UBSRES	No
Note A-4	$100,000,000	$100,000,000	MSMCH	No
Total	$383,500,000	$383,500,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$383,500,000	70.3%	Purchase Price	$540,000,000	99.0%
Mezzanine Loan	$86,000,000	15.8%	Closing Costs	$5,726,983	1.0%
Sponsor Equity	$76,226,983	14.0%
Total Sources	$545,726,983	100.0%	Total Uses	$545,726,983	100.0%

The Borrower / Sponsor.    The borrower, JDM II SF National, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The indirect owner of the borrower and the nonrecourse carve-out guarantor is JDM Partners Opportunity Fund II LLC (the “Sponsor”).

The Sponsor is managed by JDM Partners, L.L.C. (“JDM”). JDM is a full-service real estate firm founded in 1983 by Jerry Colangelo, David Eaton and Mel Shultz that specializes in the development and management of commercial properties. JDM has owned and developed 15 business parks in Arizona and its principals have collectively completed over 100 real estate transactions. JDM is the sole manager of two investment funds, JDM Partners Opportunity Fund I, LLC (“Fund I”) and the Sponsor, JDM Partners Opportunity Fund II, LLC. Fund I assets include the Arizona Biltmore’s two 18-hole championship golf courses, the Wigwam Golf Resort and Spa, and the La Costa Apartments. The Sponsor’s assets include the five-building, 372,408 sq. ft. State Farm Operations Center and the two-story, 104,836 sq. ft. TSYS Operations Center, both located in Tempe, Arizona, in addition to the State Farm Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

The Properties.    The State Farm Portfolio Properties consist of the fee simple interests in 14 suburban office properties located in 11 states totaling approximately 3.4 million sq. ft., all of which are 100.0% leased and occupied by State Farm Mutual Automobile Insurance Company (rated AA by S&P) (“State Farm”). State Farm is a mutual company with policyholder members and insures more cars, homes, and watercraft than any other insurer in the United States. State Farm had over 80 million polices and accounts at the end of 2013, 65,000 employees and 18,000 agents. State Farm is ranked No. 44 on the Fortune 500 as of 2013. State Farm also has over 450,000 accounts in their mutual funds division, and State Farm Bank, a subsidiary of State Farm, is the 78th largest bank in the United State in terms of assets with approximately $15 billion in assets. The A.M. Best Co., which provides an independent opinion of an insurer’s ability to meet its financial obligations, has awarded State Farm its highest financial strength rating of A++. State Farm reported net premiums written for the year ending 2013 of $34.6 billion, an increase of 4.2% from $33.2 billion for the year ending 2012. Net income reported for the year ending 2013 increased to $1.8 billion, up from $1.5 billion in 2012. State Farm reported total assets of approximately $129.3 billion and policy holders’ surplus of $75.7 billion in 2013, up from $65.2 billion in 2012.

The State Farm Portfolio Properties house operations that service State Farm’s diversified business lines and large network of agents. Most of the buildings were built for State Farm between 1977 and 2003.  Since the initial construction or purchase of these buildings, State Farm invested over $164.5 million of additional capital to upgrade or renovate the State Farm Portfolio Properties.

Leases.    Each of the State Farm Portfolio Properties is 100.0% leased and occupied pursuant to individual leases between the borrower and State Farm Mutual Automobile Insurance Company. Each lease originally had a 15-year term, with 14.5 years remaining as of the Cut-off Date, except the Greeley South State Farm Office property and the Greeley North State Farm Office property, which have 9.5 and 4.5 years remaining, respectively. Each lease has 2% annual rent increases and two five-year renewal options at fair market rent, with a floor of the prior year’s contractual rent. There are no termination options or contraction rights, except that the tenant may terminate an individual lease in connection with a condemnation if the tenant reasonably determines that the applicable taking has rendered the premises unsuitable for its intended purposes. Current rental rates at the State Farm Portfolio Properties range from $8.00 to $12.00 PSF, with a weighted average of $9.65 PSF. The leases are structured on an absolute triple net (NNN) basis, with the tenant responsible for all taxes, insurance, code compliance, utilities, maintenance, and repair and replacement expenses related to the buildings. The minimum credit rating of the tenant’s insurers is A.M. Best Co.’s financial strength rating of A-; however, the tenant has the right to self-insure if it has a credit rating of at least AA as determined or assigned by S&P. The landlord has consent rights with respect to any reorganization, merger, consolidation or sale of substantially all of the tenant’s assets if the surviving entity does not have an A.M. Best Co.’s financial strength rating that is the same or greater than that of the tenant immediately prior to such transaction (or if the surviving entity has no A.M. Best Co.’s financial strength rating). However, the tenant is permitted to consummate the reorganization, merger, consolidation or sale without the landlord’s consent if it prepays the base rent for the balance of the initial term of the lease, discounted to present value using a 6% discount rate (the “Base Rent” Prepayment”). The borrower has the right to decline the Base Rent Prepayment, and the loan documents require the borrower to decline the Base Rent Prepayment unless the lender agrees to permit the borrower to accept the Base Rent Prepayment.

Environmental Matters.    The Phase I environmental reports dated between March 10, 2014 and March 18, 2014 recommended no further action at the State Farm Portfolio Properties except for the development and implementation of asbestos operation and maintenance plans at certain properties, which are already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

The Market.    The 14 State Farm Portfolio Properties are located in 11 different states.

Market Summary(1)
Property Name	Location	Metropolitan Statistical Area	Concluded Market Rent PSF	In Place Rent PSF	Average Household Income(2)	Population(2)
Charlottesville State Farm Office	Charlottesville, VA	Charlottesville	$13.00	$12.00	$76,706	92,308
Murfreesboro State Farm Office	Murfreesboro, TN	Nashville-Davidson-Murfreesboro	$9.50	$9.50	$66,140	89,537
Ballston Spa State Farm Office	Malta, NY	Albany	$12.00	$10.25	$92,587	37,603
Birmingham State Farm Office	Birmingham, AL	Birmingham-Hoover	$10.00	$10.00	$64,268	180,241
Tulsa State Farm Office	Tulsa, OK	Tulsa	$12.00	$9.75	$60,197	205,735
Columbia State Farm Office	Columbia, MO	Columbia	$8.50	$8.25	$67,337	90,611
Jacksonville State Farm Office	Jacksonville, FL	Jacksonville	$9.00	$9.00	$67,347	166,690
Lincoln North State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,499	157,335
Greeley Central State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
New Albany State Farm Office	New Albany, OH	Columbus	$10.50	$10.50	$99,499	90,357
Lincoln South State Farm Office	Lincoln, NE	Lincoln	$9.00	$9.00	$65,861	157,951
Greeley South State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Kalamazoo State Farm Office	Portage, MI	Kalamazoo-Portage	$7.50	$8.00	$56,587	124,082
Greeley North State Farm Office	Greeley, CO	Greeley	$10.00	$9.25	$85,349	30,642
Wtd. Avg.			$10.23	$9.65	$73,098	110,209
(1)	Source: Appraisal
(2)	Source: 2014 estimates based on a five-mile radius per market research reports dated February 25, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent	$32,795,862	$9.65
Rent Steps(1)	655,917	0.19
Straight Line Rent(2)	3,296,278	0.97
Gross Potential Rent	$36,748,057	$10.82
Less: Vacancy(3)	(160,187)	(0.05)
Effective Gross Income	$36,587,870	$10.77
Total Operating Expenses	0	0.00
Net Operating Income	$36,587,870	$10.77
Tenant Improvements	156,171	0.05
Leasing Commissions	93,703	0.03
Capital Expenditures	36,014	0.01
Net Cash Flow	$36,301,983	$10.68
(1)	U/W Rent Steps includes contractual rent increases through November 30, 2014. All State Farm leases include annual 2% rent escalations.
(2)
Straight Line Rent represents the average of the annual rent increases up to three years prior to the lease expiration date, excluding the Greeley South State Farm Office and the Greeley North State Farm Office properties for which no rent steps were underwritten.

(3)	U/W Vacancy represents 0.4% of gross income. As of June 6, 2014, the State Farm Portfolio Properties were 100.0% occupied.

Property Management.    The State Farm Portfolio Properties are self-managed.

Lockbox / Cash Management.    The State Farm Portfolio Loan is structured with a hard lockbox and in place cash management. The borrower was required to send a tenant direction letter to the tenant instructing them to deposit all rents and other payments into a lender-controlled lockbox account. All funds in the lockbox account are swept daily to a lender-controlled cash management account and disbursed according to the loan documents. So long as no Cash Sweep Event Period (as defined below) exists, all excess cash flow in the cash management account will be (i) if a cash sweep exists with respect to the State Farm Portfolio Mezzanine Loan (as defined below), remitted to the mezzanine lender to be applied in accordance with the mezzanine loan documents, or (ii) if no cash sweep exists with respect to the State Farm Portfolio Mezzanine Loan, released to the borrower. During a Cash Sweep Event Period (other than a Cash Sweep Event Period arising solely pursuant to a Major Tenant Trigger Event (as defined below)), all excess cash flow will be held as additional collateral for the State Farm Portfolio Loan Combination. During a Cash Sweep Event Period arising solely pursuant to a Major Tenant Trigger Event, all excess cash flow will be deposited into a leasing reserve account and will be available to pay for tenant improvements and leasing commissions incurred in connection with certain replacement leases.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

A “Cash Sweep Event Period” will commence upon (i) an event of default, (ii) any bankruptcy action of the borrower, guarantor or manager, (iii) the debt service coverage ratio falling below 1.20x while the State Farm Portfolio Mezzanine Loan is outstanding or the debt service coverage ratio falling below 1.50x after the State Farm Portfolio Mezzanine Loan is no longer outstanding (subject to certain rights of the borrower to post cash collateral to avoid the applicable cash sweep), (iv) if any individual property is self-managed, a felony indictment or an indictment for fraud of the guarantor or any director or officer of the borrower or guarantor, or if any individual property is managed by an affiliated manager, a felony indictment or an indictment for fraud of the affiliated manager or any director or officer of the affiliated manager, (v) the borrower fails to prepay, repay or defease the State Farm Portfolio Loan Combination on or before April 6, 2024 or (vi) a Major Tenant Trigger Event. A Cash Sweep Event Period will end, with respect to clause (i) above, upon the cure of the event of default, with respect to clause (ii) above, when the bankruptcy action has been discharged, stayed or dismissed, with respect to clause (iii) above, when the debt service coverage ratio is greater than 1.25x if the State Farm Portfolio Mezzanine Loan is outstanding and 1.55x if the State Farm Portfolio Mezzanine Loan is no longer outstanding for two consecutive quarters, with respect to clause (iv) above, when the borrower engages a qualified manager or replaces the manager with a qualified manager and with respect to clause (vi) above, when the Major Tenant Trigger Event has been cured.

A “Major Tenant Trigger Event” will commence (i) if any Major Tenant (as defined below) gives notice of its intention to terminate or not extend or renew any of its leases, (ii) if any Major Tenant fails to extend or renew any of its leases twelve months prior to the then applicable expiration date, (iii) if any Major Tenant fails to notify the borrower of its election to extend or renew any of its leases on a timely basis, (iv) if an event of default under any Major Tenant’s lease has occurred, (v) if a Major Tenant or any guarantor of a Major Tenant’s lease becomes insolvent or a debtor in any bankruptcy action, or (vi) if any Major Tenant lease is terminated or is no longer in full force and effect. However, (A) no Major Tenant Trigger Event shall occur solely as a result of any of the events described in clauses (i) through (iii) above relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, and (B) in the event that State Farm is no longer liable or responsible for any tenant obligations under any lease relating to the Greeley South State Farm Office property or the Greeley North State Farm Office property, as applicable, no Major Tenant Trigger Event shall occur solely as a result of any of the events described in clauses (iv) through (vi) above. A Major Tenant Trigger Event will end, with respect to clause (i) above, when either (a) the applicable Major Tenant has unconditionally revoked or rescinded all termination or cancellation notices with respect to the applicable lease, has re-affirmed the applicable lease as being in full force and effect and is paying full unabated rent under the applicable lease, (b) the applicable Major Tenant has entered into an extension satisfying certain conditions set forth in the loan documents with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (c) the Re-Tenanting Criteria (as defined below) has been satisfied with respect to the applicable space, with respect to clause (ii) or (iii) above, either (a) the applicable Major Tenant has entered into an extension with respect to all of the space demised under the applicable lease and certain conditions set forth in the loan documents relating thereto have been satisfied, or (b) the Re-Tenanting Criteria has been satisfied with respect to the applicable space, with respect to clause (iv) above, when the event of default has been cured, with respect to clause (v) above, when the applicable lease is affirmed and the applicable Major Tenant is open for business and paying full rent or the bankruptcy action of the applicable lease guarantor is discharged or dismissed and such bankruptcy does not have a material adverse effect on the lease guarantor’s ability to perform its obligations, and with respect to clause (vi) above, when the Re-Tenanting Criteria has been satisfied with respect to the applicable space.

“Re-Tenanting Criteria” means (i) certain conditions set forth in the loan documents with respect to re-leasing have been satisfied with respect to all of the applicable space, or (ii) (A) in the event that a Major Tenant Trigger Event exists with respect to fewer than all of the properties, the occupancy rate at each individual property shall be not less than 90.0%, and (B) the debt service coverage ratio based upon the trailing twelve month period immediately preceding the date of such determination is greater than certain debt service coverage ratio benchmarks specified in the loan documents.

“Major Tenant” means, with respect to any individual property, (i) State Farm, and/or (ii) any tenant that occupies 25.0% or more of the respective individual property’s net rentable area or pays 25.0% or more of the respective individual property’s base rent.

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, (ii) 1/12 of the estimated insurance premiums, (iii) 1/12 of $1 PSF of each individual property for TI/LC reserves and (iv) 1/12 of $0.25 PSF of each individual property for replacement reserves, provided that, with respect to any individual property then leased to State Farm, no ongoing reserves are required if the following conditions are met: with respect to reserves for taxes, insurance premiums and replacements, (a) no event of default under the applicable State Farm lease shall have occurred and be continuing and such State Farm lease is in full force and effect, (b) neither State Farm nor any lease guarantor under the applicable State Farm lease is insolvent or a debtor in any bankruptcy action, (c) State Farm is obligated under the terms of its lease to pay taxes, maintain insurance, and maintain such individual property, as applicable, and is doing so on a timely basis, and (d) State Farm is performing such obligations in a timely manner under its State Farm lease and the borrower timely provides to lender evidence of such performance, and with respect to TI/LC reserves, (a) no event of default under the applicable State Farm lease shall have occurred and be continuing and such State Farm lease is in full force and effect and (b) neither State Farm nor any lease guarantor under the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

applicable State Farm lease is insolvent or a debtor in any bankruptcy action. In addition, in the event each of the lender and the lender under the State Farm Portfolio Mezzanine Loan (as defined below) permit the borrower to accept the Base Rent Prepayment, the borrower is required to deposit the Base Rent Prepayment into a reserve. A portion of the funds on deposit in such reserve in an amount equal to (i) prior to April 6, 2017, the monthly base rent due under the State Farm leases, and (ii) thereafter, monthly debt service with respect to the loan, will be released on each monthly payment date and deposited into the cash management account.

Current Mezzanine or Subordinate Indebtedness.    In conjunction with the State Farm Portfolio Loan Combination, a mezzanine loan (the “State Farm Portfolio Mezzanine Loan”) was made in the amount of $86.0 million, which is secured by a pledge of the equity interests in the borrower. The State Farm Portfolio Mezzanine Loan is currently owned by third party fund investors. The State Farm Portfolio Mezzanine Loan has an initial maturity date of April 6, 2015, a first extended maturity date of April 6, 2016, and a second extended maturity date of April 6, 2017 and requires payments of interest only at a rate of 7.0000% through the last day of the interest period relating to the initial maturity date, 8.0000% through the last day of the interest period relating to the first extended maturity date, and 9.0000% thereafter.  On and after August 6, 2014, the State Farm Portfolio Mezzanine Loan may be prepaid, in whole or in part and without any prepayment fee or premium, subject to certain conditions set forth in the mezzanine loan documents.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

Partial Release.    So long as no event of default has occurred and remains outstanding, the borrower has the right to (1) at any time after the defeasance lockout period, but upon 60 days’ notice, obtain a release of an individual property upon the defeasance by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount), and (2) in the event all notes comprising the State Farm Portfolio Loan Combination have not been securitized by the fourth anniversary of the first monthly payment date of the State Farm Portfolio Loan Combination, obtain a release of an individual property with a yield maintenance charge and the prepayment by the borrower of a portion of the State Farm Portfolio Loan Combination equal to 110.0% of the allocated loan amount of such individual property (or, in the case of the Greeley North State Farm Office property, 100.0% of the allocated loan amount).  Each of (1) or (2) in the previous sentence is subject to certain conditions set forth in the loan documents, including: (i) the aggregate release amount of all individual properties released does not exceed 25.0% of the original State Farm Portfolio Loan Combination amount (unless, in the case of clause (1), the entire State Farm Portfolio Loan Combination is defeased), (ii) the debt service coverage ratio after such release is no less than the greater of (A) the debt service coverage ratio at closing of the State Farm Portfolio Loan Combination and (B) the debt service coverage ratio immediately prior to such release, (iii) the debt yield after such release is no less than the greater of (A) the debt yield at closing of the State Farm Portfolio Loan Combination and (B) the debt yield immediately prior to such release, and (iv) the LTV after such release is no greater than the lesser of (A) the LTV at closing of the State Farm Portfolio Loan Combination and (B) the LTV immediately prior to such release.  In addition, the borrower has the right after the occurrence of the scheduled expiration date of the State Farm lease relating to the Greeley North State Farm Office property to obtain a release of the Greeley North State Farm Office property upon satisfaction of certain conditions set forth in the loan documents, including a prepayment of 100.0% of the allocated loan amount without defeasance or prepayment fee or premium. The borrower also has the right, without defeasance or prepayment fee or premium, to obtain the release of certain unimproved outparcels upon satisfaction of certain conditions set forth in the loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 2 State Farm Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$100,000,000 71.0% 2.02x 9.5%

CANADA
MEXICO
MT
ND
SD
WY
NE
UT
CO
KS
OK
NM
AZ
TX
MN
IA
MO
AR
LA
MS
AL
GA
FL
SC
NC
TN
KY
IL
IN
OH
WI
MI
PA
NY
VA
WV
Fargo
Bismarck
Minneapolis
Rapid City
Casper
Milwaukee
Chicago
Detroit
Toledo
Cleveland
Buffalo
Albany
Des Moines
Omaha
Denver
Colorado Springs
Kansas City
Wichita
St Louis
Indianapolis
Columbus
Cincinnati
Lexington
Pittsburgh
New York
Philadelphia
Baltimore
Washington DC
Richmond
Nashville
Memphis
Little Rock
Oklahoma City
Albuquerque
Las Cruces
Tucson
Fort Worth
Dallas
Shreveport
Jackson
Charlotte
Atlanta
Austin
Houston
San Antonio
New Orleans
Tampa
Orlando
Miami
Gulf of Mexico
ATLANTIC OCEAN
1
2
3
4
5
6
7
8
9
10
11
12
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## STATE FARM PORTFOLIO

| | Property Name | Address | City | State | Zip Code |
|---|---|---|---|---|---|
| 1 | Charlottesville State Farm Office | 1500 State Farm Boulevard | Charlottesville | VA | 22909 |
| 2 | Murfreesboro State Farm Office | 2500 Memorial Boulevard | Murfreesboro | TN | 37131 |
| 3 | Ballston Spa State Farm Office | 100 State Farm Place | Malta | NY | 12020 |
| 4 | Birmingham State Farm Office | 100 State Farm Parkway | Birmingham | AL | 35209 |
| 5 | Tulsa State Farm Office | 12222 State Farm Boulevard | Tulsa | OK | 74146 |
| 6 | Columbia State Farm Office | 4700 South Providence Road | Columbia | MO | 65203 |
| 7 | Jacksonville State Farm Office | 8001 Baymeadows Way | Jacksonville | FL | 32256 |
| 8 | Lincoln North State Farm Office | 222 South 84th Street | Lincoln | NE | 68510 |
| 9 | Greeley Central State Farm Office | 1555 Promontory Circle | Greeley | CO | 80634 |
| 10 | New Albany State Farm Office | 5400 New Albany Road East | New Albany | OH | 43054 |
| 11 | Lincoln South State Farm Office | 500 South 84th Street | Lincoln | NE | 68510 |
| 12 | Greeley South State Farm Office | 1555 Promontory Circle | Greeley | CO | 80634 |
| 13 | Kalamazoo State Farm Office | 5564 Portage Road | Portage | MI | 49002 |
| 14 | Greeley North State Farm Office | 1555 Promontory Circle | Greeley | CO | 80634 |

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	David Y. Lee
Borrower:	Equitable Plaza, LLC
Original Balance:	$95,000,000
Cut-off Date Balance:	$95,000,000
% by Initial UPB:	9.0%
Interest Rate:	4.6100%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(24), D(91), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$152,618	$50,873
Insurance:	$0	Springing
Replacement:	$500,000	$14,340
TI/LC:	$1,500,000	$117,584
Free Rent Reserve:	$1,264,188	$0
Scheduled Existing TI/LC:	$508,292	$0
Required Repairs:	$8,000	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$138
Balloon Balance / Sq. Ft.:	$127
Cut-off Date LTV:	63.1%
Balloon LTV:	57.9%
Underwritten NOI DSCR(2):	1.49x
Underwritten NCF DSCR(2):	1.33x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.2%
Underwritten NOI Debt Yield at Balloon:	10.0%
Underwritten NCF Debt Yield at Balloon:	9.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Los Angeles, CA
Year Built / Renovated:	1969 / 1993
Total Sq. Ft.:	688,292
Property Management:	Jamison Services, Inc.
Underwritten NOI:	$8,701,448
Underwritten NCF:	$7,808,297
“As-is” Appraised Value:	$150,500,000
“As-is” Appraisal Date:	March 12, 2014
“As Stabilized” Appraised Value(3):	$168,000,000
“As Stabilized” Appraisal Date(3):	March 12, 2016

Historical NOI(4)
2013 NOI:	$7,512,565 (December 31, 2013)
2012 NOI:	$8,102,319 (December 31, 2012)
2011 NOI:	$8,727,943 (December 31, 2011)

Historical Occupancy(4)
Current Occupancy:	85.8% (April 28, 2014)
2013 Occupancy:	84.5% (December 31, 2013)
2012 Occupancy:	88.6% (December 31, 2012)
2011 Occupancy:	93.7% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.96x and 1.76x, respectively.
(3)	The “As Stabilized” LTV is 56.5% based on the Equitable Plaza Property achieving stabilized occupancy of 94.0%.
(4)	Historical NOI and Historical Occupancy decreases from 2011 to 2013 are due to several large tenants vacating or downsizing throughout 2012 and 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
County of Los Angeles	NR/A1/A+	72,142	10.5%	$17.85	10.4%	1/31/2015(2)
State of California	A-/A1/A	31,927	4.6%	$25.42	6.6%	11/30/2017(3)
Wilshire Business Center	NR/NR/NR	23,820	3.5%	$22.25	4.3%	2/28/2018
Commonwealth Business Bank(4)	NR/NR/NR	22,498	3.3%	$22.39	4.1%	11/30/2024(5)
California Fair Plan	NR/NR/NR	22,425	3.3%	$16.80	3.1%	12/14/2015(6)
Total Major Tenants		172,812	25.1%	$20.31	28.5%
Remaining Tenants		417,492	60.7%	$21.12	71.5%
Total Occupied Collateral		590,304	85.8%	$20.89	100.0%
Vacant		97,988	14.2%
Total		688,292	100.0%

(1)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(2)
The County of Los Angeles has the right to terminate its lease with 120 days prior notice (or at least 15 days prior notice if the Equitable Plaza Property fails to meet the parking requirement at any time).

(3)	The State of California has the right to terminate its lease with 30 days prior notice.
(4)	Commonwealth Business Bank has a free rent period through November 2014. At closing the borrower reserved $738,808 into a free rent reserve designated for Commonwealth Business Bank.
(5)	Commonwealth Business Bank has two five-year renewal options at 95% fair market rent, with six months prior notice.
(6)	California Fair Plan has two five-year renewal options at 95% fair market rent, with six months prior notice.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	70	66,275	9.6%	66,275	9.6%	$19.65	10.6%	10.6%
2015	51	209,521	30.4%	275,796	40.1%	$19.67	33.4%	44.0%
2016	33	69,314	10.1%	345,110	50.1%	$20.97	11.8%	55.8%
2017	35	107,992	15.7%	453,103	65.8%	$23.04	20.2%	76.0%
2018	11	65,955	9.6%	519,058	75.4%	$21.51	11.5%	87.5%
2019	12	37,812	5.5%	556,870	80.9%	$22.57	6.9%	94.4%
2020	0	0	0.0%	556,870	80.9%	$0.00	0.0%	94.4%
2021	0	0	0.0%	556,870	80.9%	$0.00	0.0%	94.4%
2022	0	0	0.0%	556,870	80.9%	$0.00	0.0%	94.4%
2023	0	0	0.0%	556,870	80.9%	$0.00	0.0%	94.4%
2024	3	31,443	4.6%	588,313	85.5%	$21.99	5.6%	100.0%
Thereafter	3	1,991	0.3%	590,304	85.8%	$0.00	0.0%	100.0%
Vacant	NAP	97,988	14.2%	688,292	100.0%	NAP	NAP
Total / Wtd. Avg.	218	688,292	100.0%			$20.89	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The Loan.    The Equitable Plaza loan (the “Equitable Plaza Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a 688,292 sq. ft., Class A office building located at 3425 Wilshire Boulevard in Los Angeles, California (the “Equitable Plaza Property”) with an original principal balance of $95.0 million. The Equitable Plaza Loan has a 10-year term and amortizes on a 30-year schedule after an initial five-year interest only period. The Equitable Plaza Loan accrues interest at a fixed rate equal to 4.6100% and has a cut-off date balance of $95.0 million. Loan proceeds were used to refinance previous debt of approximately $53.8 million, fund upfront reserves of approximately $3.9 million and pay closing costs of approximately $0.6 million, giving the sponsor a return of equity of approximately $36.7 million. Based on the “As-is” appraised value of $150.5 million as of March 12, 2014, the “As-is” cut-off date LTV ratio is 63.1% and the remaining implied equity is $55.5 million. Based on the “As Stabilized” appraised value of $168.0 million as of March 12, 2016, the “As Stabilized” cut-off date LTV ratio is 56.5%. The most recent prior financing of the Equitable Plaza Property was included in the MSC 2005-IQ10 mortgage trust.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$95,000,000	100.0%	Loan Payoff	$53,791,780	56.6%
			Reserves	$3,933,097	4.1%
			Closing Costs	$611,691	0.6%
			Return of Equity	$36,663,432	38.6%
Total Sources	95,000,000	100.0%	Total Uses	$95,000,000	100.0%

The Borrower / Sponsor.    The borrower, Equitable Plaza, LLC, is a California limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The borrower previously owned property when it acquired the Equitable Plaza Property in 1997 together with an adjacent site, the “Previously Owned Property”, which contained a parking lot.  In 2005, the Previously Owned Property was ground leased to Equitable City Center, LLC, a borrower affiliate, which developed a retail center on the site. In 2006, the ground lease to Equitable City Center, LLC was terminated and the Previously Owned Property was conveyed by the borrower to Equitable City Center, LLC through a grant deed.  The retail center on the Previously Owned Property was completed in 2008 and is now operating.  The sponsor of the borrower and the nonrecourse carve-out guarantor is David Y. Lee, the President of Jamison Services, Inc.

Jamison Services, Inc. is one of the largest private commercial property owners in Los Angeles County and specializes in the acquisition, operation, construction, leasing and ownership of office, medical and retail properties. Headquartered in Los Angeles, California, Jamison Services, Inc. owns and operates over 100 commercial buildings totaling approximately 22.0 million sq. ft., and has a market capitalization of over $3.0 billion.

The Property.    The Equitable Plaza Property consists of a 32-story, Class A office tower totaling 688,292 sq. ft. located at 3425 Wilshire Boulevard in Los Angeles, California. The Equitable Plaza Property was built in 1969 and renovated in 1993.

As of April 28, 2014, the Equitable Plaza Property was 85.8% leased to approximately 175 tenants, with the two largest tenants, representing 15.1% of the net rentable sq. ft., being credit rated government tenants that have been at the Equitable Plaza Property since 2000. The Equitable Plaza Property has averaged 93.0% occupancy since 2004. In 2011, occupancy dropped below 90.0% for the first time in over 9 years and throughout 2012 and 2013, several large tenants vacated or downsized, further reducing occupancy to 84.5% as of year-end 2013. Despite the occupancy drop, leasing momentum remained robust with the sponsor signing approximately 70 new or renewal leases since January 2013, totaling 33.3% of the net rentable sq. ft. at an average rate of $23.27 PSF. The Equitable Plaza Property is one of the tallest buildings in the submarket and offers unobstructed 360-degree views from the upper floors. In addition, the tenant mix includes multiple retail tenants totaling approximately 20,093 sq. ft. The Equitable Plaza Property has 1,368 parking spaces for a parking ratio of 2.0 spaces per 1,000 sq. ft.

Environmental Matters.    The Phase I environmental report dated March 17, 2014 did not identify any recognized environmental conditions or require any remedial action at the Equitable Plaza Property, other than the implementation of an asbestos operations and maintenance plan, which is already in place.

Major Tenants.

County of Los Angeles (72,142 sq. ft., 10.5% of NRA, 10.4% of U/W Base Rent). The County of Los Angeles operates the Department of Public Social Services’ (“DPSS”) Bureau of Administrative Services at the Equitable Plaza Property.  DPSS provides benefits and services to low-income residents of Los Angeles County. County of Los Angeles has been at the property since 2000 and exercised its five year renewal option in 2010.  The County of Los Angeles has no renewal options remaining, but is in discussion for a full floor expansion that is expected to occur by 2015. In addition, the County of Los Angeles has had an ongoing right to terminate its lease with 120 days prior notice (or at least 15 days prior notice if the Equitable Plaza Property fails to meet the parking requirement at any time), and has had this option since 2005.

State of California (31,927 sq. ft., 4.6% of NRA, 6.6% of U/W Base Rent). The State of California operates the Disability Determination Service Division at the Equitable Plaza Property which is responsible for determining the medical eligibility of disabled California residents seeking benefits. The State of California has been at the Equitable Plaza Property since 1998 and in December 2013 extended their lease through 2017. The State of California has no renewal options but, upon lease expiration, may remain in its space on a month-to-month basis subject to 30 days termination by either party. In addition, the State of California has an ongoing right to terminate its lease with 30 days prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Wilshire Business Center (23,820 sq. ft., 3.5% of NRA, 4.3% of U/W Base Rent). Wilshire Business Center, a borrower affiliate, is an executive suite provider at the Equitable Plaza Property that offers private and shared office space.  Wilshire Business Center provides full-time and part-time executive suites that are standard equipped with 24/7 access and security. Additional amenities include access to fully furnished conference rooms, daily cleaning service, a fully furnished lobby, kitchen, lounge and professional reception service. Wilshire Business Center does not have any termination or extension options.

The Market.    The Equitable Plaza Property is located in the Mid-Wilshire submarket within the Los Angeles office market. Los Angeles County has a 2013 population of approximately 10.0 million, with an unemployment rate of 9.2%. The county is served by many freeways, but the most proximate to the Equitable Plaza Property are Interstates 5, 10, and 110 and US Highway 101. In addition, the Los Angeles International Airport, which is the sixth busiest airport in the world and third busiest in the United States, is approximately 10 miles south of the Equitable Plaza Property. Rail service in the area is provided by Amtrak, Metrolink, and Los Angeles County Metropolitan Transportation Authority with light rail, full-service rail and subway services. The closest rail station is the Wilshire/Western Station, located less than one mile east of the Equitable Plaza Property. Bus service in the area is also provided by Los Angeles County Metropolitan Transportation Authority with stops next to the Equitable Plaza Property on Wilshire Boulevard.

As of Q4 2013, the Mid-Wilshire office submarket consists of approximately 40.0 million square feet with average asking rent of $28.68 PSF, an increase of approximately 9.1% over Q1 2013. Submarket vacancy dropped from 13.3% in Q1 2013 to 12.8% as of Q4 2013. Market vacancy has averaged approximately 8.9% over the past ten years, compared to the Equitable Plaza Property average vacancy rate of 7.0% over the same time period. The appraiser determined a stabilized occupancy at the Equitable Plaza Property of 94.0%.

The appraiser identified the following comparable office leases which are presented in the subsequent chart.

Lease Comparables(1)
Property	Address	Tenant	Year Built	Total Building Lease Area (Sq. Ft.)	Tenant Base Rent (PSF)	Total Building Occupancy %
Equitable Plaza Property(2)	3425 Wilshire Blvd	Various	1969	688,292	$20.89	85.8%
One Park Plaza	3250 Wilshire Blvd	Confidential	1971	406,000	$20.40	88.0%
Paramount Plaza	3550 Wilshire Blvd	Confidential	1969	486,303	$20.40	68.0%
Wilshire Financial Tower	3600 Wilshire Blvd	Min Hong Joo	1961	414,202	$21.60	84.0%
Metroplex Wilshire	3530 Wilshire Blvd	US Metro Bank	1985	391,063	$23.40	81.0%
Wilshire Park Place	3700 Wilshire Blvd	Anna Lee	1966	317,225	$21.00	74.0%
(1)       Source: Appraisal.
(2)       Based on rent roll dated April 28, 2014.

The appraiser determined market rent for the Equitable Plaza Property to be $23.40 PSF. Since January 2013, the sponsor has signed approximately 70 new or renewal leases totaling 33.3% of the net rentable sq. ft. at an average rate of $23.27 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$12,604,456	$11,882,708	$11,312,099	$12,530,818	$18.21
Value of Vacant Space	0	0	0	2,374,471	3.45
Gross Potential Rent	$12,604,456	$11,882,708	$11,312,099	$14,905,289	$21.66
Total Recoveries	0	0	0	175,000	0.25
Total Other Income	1,292,665	1,149,346	1,113,357	1,223,361	1.78
Less: Bad Debt	(176,758)	0	(5,881)	0	0.00
Less: Vacancy(2)	0	0	0	(2,374,471)	(3.45)
Effective Gross Income	$13,720,363	$13,032,054	$12,419,575	$13,929,179	$20.24
Total Operating Expenses	4,992,420	4,929,735	4,907,010	5,227,731	7.60
Net Operating Income	$8,727,943	$8,102,319	$7,512,565	$8,701,448	$12.64
TI/LC(3)	0	0	0	755,492	1.10
Capital Expenditures	0	0	0	137,658	0.20
Net Cash Flow	$8,727,943	$8,102,319	$7,512,565	$7,808,297	$11.34

(1)	U/W Base Rent includes $202,011 in contractual step rent through May 2015.
(2)	U/W Vacancy represents 14.6% of gross income.
(3)
U/W TI/LC includes a $150,000 TI/LC reserve credit due to the upfront $1.5 million TI/LC reserve which can be used for tenant improvements and leasing costs for any tenants at the Equitable Plaza Property.

Property Management.    The Equitable Plaza Property is managed by Jamison Services, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Equitable Plaza Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender and are then transferred to an account controlled by the borrower until the occurrence of a Trigger Period (as defined below).

A “Trigger Period” will commence upon (i) the occurrence of an event of default, (ii) the DSCR being less than 1.20x as of the last day of any calendar quarter and will end if (a) with respect to clause (i), if the event of default has been cured and (b) with respect to clause (ii) if the DSCR is at least 1.25x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $152,618 into a tax reserve account, (ii) $500,000 into a replacement reserve account, (iii) $1,500,000 into a TI/LC reserve account for future tenant improvements and leasing commissions, (iv) $1,264,188 into a free rent reserve account, (v) $508,292 into an additional TI/LC reserve account to be used for scheduled existing approved leasing expenses and (vi) $8,000 into an immediate repairs reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $50,873, into a tax reserve account, (ii) $14,340 into a replacement reserve account and (iii)(x) $117,584 into a TI/LC reserve account subject to a TI/LC reserve cap of $2,000,000 and (y) after the date on which the funds in the TI/LC reserve equal or exceed the $2,000,000 cap, $75,204, provided such monthly deposit shall only be required (1) from May 7, 2015 through December 6, 2015 if the funds on deposit are less than $1,800,000 and (2) from and after January 6, 2016 if the funds on deposit are less than $1,500,000. If at any time the borrower or manager receives a lease termination notice from County of Los Angeles or State of California prior to the date that funds in the TI/LC reserve account first equal or exceed $2,000,000, then the borrower will be required to deposit cash or a letter of credit in an amount that would cause the balance of the TI/LC reserve to equal $2,000,000. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3425 Wilshire Boulevard Los Angeles, CA 90010	Collateral Asset Summary – Loan No. 3 Equitable Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$95,000,000 63.1% 1.33x 9.2%

Equitable Plaza
3425 Wilshire Boulevard
Los Angeles, CA 90010
Los Angeles
Glendale
Hollywood
West Hollywood
Mid-City
Wilshire Center
Koreatown
Westlake
Downtown Los Angeles
Echo Park
Silver Lake
Los Feliz
East Hollywood
Griffith Park
Universal Studios Theme Park
Dodger Stadium
Union Station
University of Southern California
Vernon
Huntington Park
Park Mile
Mid Wilshire
Little Ethiopia
Harvard Heights
West Adams
North University Park
Jefferson Park
Vermont Square
Chesterfield Square
Florence-Graham
Hollywood Fwy
Santa Monica Fwy
Golden State Fwy
Pacific Ocean
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor(1):	Michael Silberberg
Borrower(1):	SL Town Center Realty LLC; AM Southfield LLC; PL Southfield LLC; ROZ Southfield LLC; HJ Southfield LLC
Original Balance(2):	$80,000,000
Cut-off Date Balance(2):	$80,000,000
% by Initial UPB:	7.6%
Interest Rate:	4.7500%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt(2):	$62,000,000 Pari Passu Debt
Call Protection(3):	L(25), D(88), O(7)
Lockbox / Cash Management:	Hard / In Place

Reserves(4)
	Initial	Monthly
Taxes:	$2,259,860	$360,991
Insurance:	$48,470	$48,470
TI/LC:	$12,600,000	$179,362
Replacement:	$9,400,000	$44,841
Required Repairs:	$277,438	NAP
Existing Leases:	$4,504,378	$0
Free Rent:	$2,668,939	$0

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:	$66
Balloon Balance / Sq. Ft.:	$58
Cut-off Date LTV(6):	66.3%
Balloon LTV(6):	56.9%
Underwritten NOI DSCR(7):	2.00x
Underwritten NCF DSCR(7):	1.85x
Underwritten NOI Debt Yield:	12.5%
Underwritten NCF Debt Yield:	11.6%
Underwritten NOI Debt Yield at Balloon:	14.2%
Underwritten NCF Debt Yield at Balloon:	13.1%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Suburban Office
Collateral:	Fee Simple
Location:	Southfield, MI
Year Built / Renovated:	1975-1989 / NAP
Total Sq. Ft.:	2,152,344
Property Management:	Transwestern Property Company Michigan, L.L.C.
Underwritten NOI:	$17,775,190
Underwritten NCF:	$16,403,513
“As-is” Appraised Value:	$181,000,000
“As-is” Appraisal Date:	March 13, 2014
“As Stabilized” Appraised Value(8):	$250,500,000
“As Stabilized” Appraisal Date(8):	April 1, 2018

Historical NOI
2013 NOI:	$17,346,820 (December 31, 2013)
2012 NOI:	$20,464,296 (December 31, 2012)
2011 NOI:	$19,794,059 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	67.2% (February 28, 2014)
2013 Occupancy:	67.2% (December 31, 2013)
2012 Occupancy:	70.0% (December 31, 2012)
2011 Occupancy:	68.4% (December 31, 2011)
(1)
The Southfield Town Center Loan Combination has five borrowers structured as tenants-in-common. Each tenant-in-common borrower has a respective guarantor limited to the bankruptcy of that borrower and transfers and partition by such borrower. Michael Silberberg is the guarantor with respect to the entire Southfield Town Center Loan Combination. See “The Borrower / Sponsor” herein.

(2)
The Original Balance and Cut-off Date Balance of $80.0 million represent the controlling Note A-1 of the $142.0 million Southfield Town Center Loan Combination evidenced by two pari passu notes. The pari passu companion loan is comprised of the non-controlling Note A-2 with an original principal balance of $62.0 million. For additional information on the pari passu companion loan, see “The Loan” herein.

(3)
The lockout period will be at least 25 payments beginning with and including the first payment date of June 6, 2014. Defeasance of the full $142.0 million Southfield Town Center Loan Combination is permitted after the date that is the earlier to occur of (i) two years after the closing date of the securitization that includes the pari passu companion loan and (ii) May 2, 2017. The Southfield Town Center Loan Combination is freely prepayable on and after November 6, 2023.

(4)	See “Initial Reserves” and “Ongoing Reserves” herein.
(5)	DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Southfield Town Center Loan Combination.
(6)	Cut-off Date LTV and Balloon LTV are calculated net of the $12,600,000 upfront TI/LC reserve and the $9,400,000 upfront replacement reserve.
(7)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.60x and 2.40x, respectively.
(8)	The “As Stabilized” LTV is 56.7% based on the Southfield Town Center Property achieving stabilized occupancy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

Tenant Summary
Tenant	Building No.	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Fifth Third Bank	1000	A/Baa1/BBB+	105,041	4.9%	$21.25	9.8%	8/31/2016
AlixPartners	2000	NR/B2/B+	66,286	3.1%	$17.63(2)	5.2%	12/31/2018
Microsoft	1000	AA+/Aaa/AAA	57,364	2.7%	$12.47	3.2%	Various(3)
Brooks & Kushman	1000	NR/NR/NR	45,359	2.1%	$13.90(4)	2.8%	12/31/2023
Global Hue	4000	NR/NR/NR	41,051	1.9%	$24.95	4.5%	5/31/2016(5)
Total Major Tenants			315,101	14.6%	$18.32	25.5%
Remaining Tenants			1,131,047	52.6%	$14.94	74.5%
Total Occupied Collateral			1,446,148	67.2%	$15.68	100.0%
Vacant			706,196	32.8%
Total			2,152,344	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
AlixPartners has free rent and operating expense abatement under its lease from January 1, 2015 through March 31, 2015. At closing, the borrowers reserved $35,998 related to this free rent and operating expense abatement.

(3)	Microsoft occupies 40,437 sq. ft. of space through November 30, 2017 and 16,927 sq. ft. of space through July 31, 2018.
(4)
Brooks & Kushman has free rent and operating expense abatement under its lease from January 1, 2015 through March 31, 2015 and from January 1, 2016 through March 31, 2016. At closing, the borrowers reserved $516,613 related to this free rent and operating expense abatement.

(5)
Global Hue has the option to terminate its lease with at least 12 months prior notice and payment of a termination fee equal to the six months of base rent that would have been due immediately following the early termination date plus unamortized leasing costs.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	8	18,626	0.9%	18,626	0.9%	$9.68	0.8%	0.8%
2014	30	104,039	4.8%	122,665	5.7%	$13.33	6.1%	6.9%
2015	26	184,655	8.6%	307,320	14.3%	$16.92	13.8%	20.7%
2016	41	323,626	15.0%	630,946	29.3%	$18.13	25.9%	46.6%
2017	42	268,033	12.5%	898,979	41.8%	$15.48	18.3%	64.9%
2018	34	269,260	12.5%	1,168,239	54.3%	$15.56	18.5%	83.4%
2019	14	90,859	4.2%	1,259,098	58.5%	$13.73	5.5%	88.9%
2020	4	37,368	1.7%	1,296,466	60.2%	$13.58	2.2%	91.1%
2021	6	92,637	4.3%	1,389,103	64.5%	$14.18	5.8%	96.9%
2022	0	0	0.0%	1,389,103	64.5%	$0.00	0.0%	96.9%
2023	5	50,019	2.3%	1,439,122	66.9%	$13.89	3.1%	99.9%
2024	0	0	0.0%	1,439,122	66.9%	$0.00	0.0%	99.9%
Thereafter	2	7,026	0.3%	1,446,148	67.2%	$1.71	0.1%	100.0%
Vacant	NAP	706,196	32.8%	2,152,344	100.0%	NAP	NAP
Total / Wtd. Avg.	212	2,152,344	100.0%			$15.68	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

The Loan.    The Southfield Town Center loan (the “Southfield Town Center Loan”) consists of the controlling Note A-1, in the original and cut-off date principal balances of $80.0 million, of a fixed rate loan in the aggregate original and cut-off date principal amount of $142.0 million (the “Southfield Town Center Loan Combination”). The Southfield Town Center Loan Combination is secured by the borrowers’ fee simple interest in a five building, 2,152,344 sq. ft., predominantly Class A and A- office complex located at 1000, 2000, 3000, 4000 and 4400 Town Center in Southfield, Michigan (the “Southfield Town Center Property”). The Southfield Town Center Loan Combination is evidenced by two pari passu notes. Only the Note A-1 will be included in the COMM 2014-UBS3 mortgage trust. The non-controlling Note A-2 with an original and cut-off date principal balance of $62.0 million (the “Southfield Town Center Companion Loan”) is expected to be included in a future securitization and is expected to be held by GACC on the closing date of this transaction. GACC has reserved the right to further split the Note A-2 into multiple notes.

The proceeds of the Southfield Town Center Loan Combination, along with approximately $70.0 million in equity from the sponsor, were used to purchase the Southfield Town Center Property for $177.5 million, fund upfront reserves of approximately $31.8 million, and pay closing costs of approximately $2.8 million. Based on the “As-is” appraised value of $181.0 million as of March 13, 2014, the cut-off date LTV of the Southfield Town Center Loan Combination, calculated net of the $12.6 million upfront TI/LC reserve and the $9.4 million upfront replacement reserve, is 66.3% and the remaining implied equity is $39.0 million. Based on an “As Stabilized” appraised value of $250.5 million as of April 1, 2018, the cut-off Date LTV of the Southfield Town Center Loan Combination is 56.7% based on the Southfield Town Center Property achieving stabilized occupancy. The most recent prior financing of the Southfield Town Center Property was included in the GCCFC 2004-FL2 mortgage trust.

The relationship between the holders of the Note A-1 and Note A-2 are governed by an intercreditor agreement to be described under “Description of the Mortgage Pool―Loan Combinations ―The Southfield Town Center Loan Combination” in the free writing prospectus.

Loan Combination Summary
	Original Balance	Cut-off Date Balance	Note Holder	Controlling Piece
Note A-1	$80,000,000	$80,000,000	COMM 2014-UBS3	Yes
Note A-2	$62,000,000	$62,000,000	GACC	No
Total	$142,000,000	$142,000,000

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$142,000,000	67.0%	Purchase Price	$177,500,000	83.7%
Sponsor Equity	$70,036,173	33.0%	Reserves	$31,759,085	15.0%
			Closing Costs	$2,777,088	1.3%
Total Sources	$212,036,173	100.0%	Total Uses	$212,036,173	100.0%

The Borrower / Sponsor.    The borrowers, SL Town Center Realty LLC, AM Southfield LLC, PL Southfield LLC, ROZ Southfield LLC and HJ Southfield LLC, are structured as tenants-in-common and are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. Each tenant-in-common borrower has a respective guarantor limited to the bankruptcy of that borrower and transfers and partition by such borrower: Michael Silberberg, Alfons Melohn, Dennis Platt, Ronnie Roz and Harry Jacobowitz, respectively. Michael Silberberg is the guarantor with respect to the entire Southfield Town Center Loan Combination.

The Property.    The Southfield Town Center Property is a five building, 2,152,344 sq. ft., predominantly Class A and A- office complex developed between 1975 and 1989. The 1000 Town Center building anchors the south end of the complex, while the 4000 and 4400 Town Center buildings secure the north end. A 388-room Westin hotel (not part of the collateral) is situated between the 1000 and 2000 Town Center buildings, which provides over 22,000 sq. ft. of meeting space, a health club and dining and entertainment options. The Southfield Town Center Property’s four office towers and the Westin hotel are connected by an enclosed pedestrian concourse. The concourse is lined with retail amenities, support businesses and food services and includes a two-story, skylit, glass-enclosed atrium. The Skyline Club, the only executive dining club in the surrounding area, is located on the 28th floor of the 2000 Town Center building. Tenants are able to rent meeting space via two conference rooms offering a total of 5,578 sq. ft. of meeting space as well as via atrium rental. Parking is provided via three parking decks (5,774 spaces) and surface lots (474 spaces), which provide an overall parking ratio of 2.9 spaces per 1,000 rentable sq. ft. The three parking decks are located to the east of the office buildings and connected via above-ground, climate-controlled walkways.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

In order to comply with zoning requirements, the related borrowers are required to create an additional 235 parking spaces at the Southfield Town Center Property within 180 days (subject to a 90-day extension period), or a shorter time frame required by relevant governmental authority, as described under “Risk Factors—Risks Related to the Mortgage Loans—Risks Related to Zoning Laws” in the free writing prospectus.

The Southfield Town Center Property has been institutionally owned and managed since its inception. Prudential developed the Southfield Town Center Property in phases beginning in 1975 and eventually sold the completed complex to GIC in 1996. GIC held the Southfield Town Center Property until 1999, when Blackstone purchased the complex for $270.0 million.

The chart below provides a summary of each of the buildings at the Southfield Town Center Property.

Building Summary
Building No.	Year Built	No. of Stories	Total Sq. Ft.	Occupancy
1000	1989	28	596,816	83.2%
2000	1986	28	559,915	74.9%
3000	1975	32	585,424	41.5%
4000	1979	20	385,417	74.6%
4400	1979	2	24,772	0.0%

Environmental Matters.    The Phase I environmental report dated April 3, 2014 did not identify any recognized environmental conditions or require any remedial action other than the recommended continued implementation of the existing asbestos operations and maintenance plan at the Southfield Town Center Property.

Major Tenants.

Fifth Third Bank (105,041 sq. ft., 4.9% of NRA, 9.8% of U/W Base Rent)  Headquartered in Cincinnati, Ohio, Fifth Third Bank (rated A/Baa1/BBB+ by Fitch/Moody’s/S&P) is a U.S. regional banking corporation and is the principal subsidiary of its holding company, Fifth Third Bancorp. As of year-end 2013, Fifth Third Bancorp had total assets of $130.4 billion and operated 1,320 full service banking centers and 2,586 ATMs in 12 states throughout the Midwestern and Southeastern regions of the United States.

Fifth Third Bank moved into the 1000 Town Center building in 2001, expanded in 2005, and extended its lease by ten years in 2006. According to the sponsor, the tenant is currently in discussions to extend the majority of its space through 2024. This location serves as a regional headquarters for the bank and displays signage on the crown of the 1000 Town Center building. Fifth Third Bank’s current lease term runs through August 2016. Fifth Third Bank has no early termination options and four five-year renewal options with at least 12 months prior notice with rent at 95% of the then current market rate.

AlixPartners (66,286 sq. ft., 3.1% of NRA, 5.2% of U/W Base Rent)  Founded in 1981, AlixPartners (rated B2/B+ by Moody’s/S&P) is a global business advisory firm with over 1,000 employees and offices in North America, Europe and Asia. AlixPartners’ services include enterprise improvement consulting, financial advisory services, information management services and executing turnarounds of distressed and healthy companies.

AlixPartners moved into the 2000 Town Center building in 2000 and has since extended its lease through December 2018. AlixPartners has no early termination options and two five-year renewal options with at least one year prior notice with rent at the then current market rate.

Microsoft (57,364 sq. ft., 2.7% of NRA, 3.2% of U/W Base Rent)  Founded in 1975 by Bill Gates and Paul Allen, Microsoft (rated AA+/Aaa/AAA by Fitch/Moody’s/S&P) is a multinational software corporation headquartered in Redmond, Washington. For fiscal year 2013, Microsoft reported total assets of over $142.4 billion and total revenue of over $77.8 billion.

Microsoft moved into the 1000 Town Center building in 1990 and has utilized its space at the Southfield Town Center Property as a regional headquarters ever since. Microsoft’s initial lease commenced in 1990 with 12,968 sq. ft. and the tenant has since expanded four times and extended its lease term three times. Microsoft’s space on the third floor of the 1000 Town Center building (16,927 sq. ft.) houses a technology education focused Microsoft Technology Center, one of just 12 in the United States.

Microsoft leases 40,437 sq. ft. through November 30, 2017 and 16,927 sq. ft. through July 31, 2018, has no early termination options and has two three-year renewal options with at least 9 months prior notice with rent at 95% of the then current market rate.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

The Market.    The Southfield Town Center Property is located in Southfield, Michigan, approximately 16 miles northwest of Detroit and approximately 37 miles northeast of Ann Arbor. Home to the offices of over 100 Fortune 500 companies and centrally located with access to US-10, I-696 and the Southfield Freeway (M-39), Southfield is commonly referred to as the “CBD of Southeast Michigan.” Southfield is located in Oakland County, which had an estimated total population of approximately 1.2 million as of 2013, making it the second largest county in Southeast Michigan. Oakland County is home to over 38,000 businesses employing over 610,000 people, several educational institutions including Oakland University, Oakland Community College and Baker College, and headquarters including the Chrysler Group, the US headquarters of Volkswagen America and Comerica Inc. Sixty-seven percent of foreign-owned firms in Southeast Michigan are located in Oakland County.

The Southfield Town Center Property is located in the Southfield office submarket within the Detroit office market. The Detroit Class A office market ended the first quarter of 2014 with approximately 45.2 million sq. ft. of office space and had a vacancy rate of 14.9%, which represented a decrease over year-end 2013’s vacancy rate of 15.4%. Average Class A quoted asking rental rates within the market were $20.46 PSF, a slight decrease over the previous quarter’s rate of $20.47 PSF. Net absorption for Class A space was positive 223,456 sq. ft., which was higher than the previous quarter’s net absorption of positive 102,454 sq. ft. The Southfield Class A office submarket ended the first quarter of 2014 with approximately 6.1 million sq. ft. of office space, had a vacancy rate of 24.3%, average quoted rental rates of $19.99 PSF and net absorption of positive 5,154 sq. ft.

The appraiser identified eight office lease comparables, which are presented in the following chart.

Office Lease Comparables(1)
Property	Tenant	Year Built	Lease Area (Sq. Ft.)(2)	Base Rent (PSF)(2)	Workletter (PSF)	Free Rent (mos)	Lease Term (yrs)(2)
Southfield Town Center Property	Various	1975-1989	2,152,344	$15.68	Various(3)	5	8.4
Oakland Towne Square	P&M Corporate Finance, LLC	2005	5,762	$19.73	$25.00	0	5.4
Oakland Commons	Kforce	1999	3,773	$16.75	$10.00	3	3.3
Oakland Towne Square	Marsh & McLennan	1992	27,033	$11.50	$25.00	10	10.8
American Center	Lockwood Management	1975	6,222	$16.95	$20.00	5	7.6
Galleria Officentre	SMW Automotive, LLC	1987	28,612	$16.25	$15.00	6	5.5
Oakland Towne Square	TEKsystems	1992	15,944	$10.50	$20.00	6	5.5
Traveler’s Tower I	Fox Interactive Media	1973	16,767	$16.43	$10.00	0	5.2
Traveler’s Tower II	Action Benefits	1982	32,129	$15.07	$15.00	5	5.5
(1)	Source: Appraisal
(2)	Based on rent roll dated February 28, 2014.
(3)
According to the appraiser, tenant improvements as follows: $40.00 PSF for ten-year office leases in buildings 1000, 2000, 3000 and 4000 and $25.00 PSF for building 4400 and $20.00 PSF for five-year office leases and retail leases in buildings 1000, 2000, 3000 and 4000.

The appraiser determined the following market rents for the Southfield Town Center Property, which are presented in the following chart.

Conclusion of Market Rents(1)
Lease Category / Building	Base Rent (PSF)	Lease Type
Ten-Year Office
1000 / 2000	$14.00	Net
3000 / 4000	$13.00	Net
4400	$12.00	Net
Five-Year Office
1000 / 2000	$14.50	Net
3000 / 4000	$13.50	Net
Five-Year Retail
1000 / 2000	$14.50	Net
3000 / 4000	$13.50	Net
(1) Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

The appraiser identified seven recent office sales in the market, which are presented in the following chart.

Recent Office Sales(1)
Property	Year Built	Lease Area (Sq. Ft.)(2)	Sale Date	Sale Price	Price PSF	OAR	Occupancy(2)
Southfield Town Center Property	1975-1989	2,152,344	May-14	$177,500,000	$82.47	9.13%	67.2%
Executive Centre Office Buildings	1984	486,786	Feb-14	$38,914,217	$79.94	8.74%	84%
Rockside Road Office Portfolio	1989	638,004	Dec-13	$62,400,000	$97.81	10.51%	83%
Highland Ridge I & II	1983	341,096	Oct-13	$35,000,000	$102.61	8.50%	87%
Continental Plaza	1974	568,742	Apr-13	$53,000,000	$93.19	9.22%	94%
Oak Brook International Office Center	1977	312,212	Mar-13	$32,971,353	$105.61	9.10%	90%
Lakeview Place I, II & III	1986	379,264	Dec-12	$42,250,000	$111.40	8.75%	91%
Normandale Lake Office Park	1983	1,675,319	Aug-12	$267,550,000	$159.70	8.16%	84%
(1)	Source: Appraisal
(2)	Based on rent roll dated February 28, 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	2013	U/W	U/W PSF
Base Rent(1)	$26,439,182	$24,531,044	$24,445,862	$23,425,565	$23,446,546	$10.89
Value of Vacant Space	0	0	0	0	10,721,989	4.98
Gross Potential Rent	$26,439,182	$24,531,044	$24,445,862	$23,425,565	$34,168,534	$15.88
Total Recoveries	13,052,126	10,497,661	10,323,910	10,445,147	16,040,963	7.45
Total Other Income	1,906,312	3,216,404	3,014,245	3,240,532	2,266,645	1.05
Less: Vacancy(2)	0	0	0	0	(16,059,103)	(7.46)
Less: Bad Debt	(11,946)	(3,635)	(2,357)	(9,701)	0	0.00
Effective Gross Income	$41,385,674	$38,241,473	$37,781,659	$37,101,544	$36,417,039	$16.92
Total Operating Expenses	17,310,686	18,447,414	17,317,363	19,754,723	18,641,850	8.66
Net Operating Income	$24,074,988	$19,794,059	$20,464,296	$17,346,820	$17,775,190	$8.26
TI/LC	0	0	0	0	833,591	0.39
Capital Expenditures	0	0	0	0	538,086	0.25
Net Cash Flow	$24,074,988	$19,794,059	$20,464,296	$17,346,820	$16,403,513	$7.62

(1)	U/W Base Rent includes $774,115 in contractual step rent through April 2015.
(2)	U/W Vacancy represents 30.6% of gross income and is based on in place vacancy grossed up at average in place rents for each building.

Property Management.    The Southfield Town Center Property is managed by Transwestern Property Company Michigan, L.L.C.

Lockbox / Cash Management.    The Southfield Town Center Loan Combination is structured with a hard lockbox and in place cash management. The borrowers sent tenant direction letters to all tenants instructing them to deposit all rents and other payments directly into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed in accordance with the Southfield Town Center Loan Combination documents.

Additionally, all excess cash will be swept into a lender controlled account (i) upon an event of default or (ii) if there exists a Low Debt Service Period (as defined herein).

A “Low Debt Service Period” commences if the debt service coverage ratio (as reasonably determined by lender in accordance with the definition of such ratio set forth in the loan documents) is less than 1.20x on the last day of any calendar quarter and ends if such debt service coverage ratio is at least 1.25x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $2,259,860 into a tax reserve account, (ii) $48,470 into an insurance reserve account, (iii) $9,400,000 into a replacement reserve account dedicated to projects including elevator upgrades, installation of new chillers, renovation of the 3000 Town Center building lobby, renovation of the parking decks and garage entries, among other items, (iv)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

$12,600,000 into tenant improvements and leasing commissions reserve account dedicated to leasing over the next 12 months, (v) $2,668,939 into an outstanding free rent and rent abatement reserve account, (vi) $4,504,378 into an outstanding leasing cost reserve account and (vii) $277,438 into a required repairs reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $360,991 per month, into a tax reserve account and (ii) 1/12 of the estimated annual insurance premiums, which currently equates to $48,470 per month, into an insurance reserve account.

The borrowers are required to make monthly deposits of $44,841 into a replacement reserve account, subject to a cap of $1,625,000 (excluding the upfront replacement reserve deposit). From and after the date on which amounts on deposit in the replacement reserve account equal or exceed $1,625,000, the cap will be reduced to $540,000 (excluding the upfront replacement reserve deposit).

The borrowers are required to make monthly deposits of $179,362 into a TI/LC reserve account, subject to a cap of $7,500,000 (excluding the upfront TI/LC reserve deposit). From and after the date on which amounts on deposit in the TI/LC reserve account equal or exceed $7,500,000, the cap will be reduced to $2,000,000 (excluding the upfront TI/LC reserve deposit).

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000, 2000, 3000, 4000 and 4400 Town Center Southfield, MI 48075	Collateral Asset Summary – Loan No. 4 Southfield Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$80,000,000 66.3% 1.85x 12.5%

CARTIFACT
Southfield Town Center
1000, 2000, 3000, 4000 and 4400 Town Center
Southfield, MI 48075
Birmingham
Clawson
Beverly Hills
Bingham Farms
Lathrup Village
Berkley
Royal Oak
Madison Heights
Huntington Woods
Southfield
Ferndale
Hazel Park
Oak Park
Hamtramck
Dearborn
Detroit
DOWNTOWN
Somerset Collection
Oakland Mall
Beaumont Hospital -Royal Oak
Oakview Cemetery
Universal Mall
Detroit Memorial Park Cemetery
Lawrence Technological University
Northland Center
Hazel Park Harness Raceway
DMC-Sinai Grace Hospital
Marygrove College
University Of Detroit-Mercy
Grand Lawn Cemetery
Henry Ford Hospital
Wayne State University
Detroit Receiving Hospital
Ford Field
QUARTON RD
W MAPLE RD
E MAPLE RD
W 14 MILE RD
E 14 MILE RD
W 13 MILE RD
E 13 MILE RD
W 12 MILE RD
E 12 MILE RD
E 11 MILE RD
W 10 MILE RD
W 9 MILE RD
8 MILE RD W
7 MILE RD W
MCNICHOLS RD W
FENKELL ST
CIVIC CENTER DR
GRAND RIVER AVE
WOODWARD AVE
TELEGRAPH RD
LAHSER RD
EVERGREEN RD
SOUTHFIELD RD
GREENFIELD RD
COOLIDGE HWY
SCHAEFER HWY
WYOMING ST
LIVERNOIS AVE
DEXTER BLVD
JOHN R ST
CONANT ST
MOUND RD
MICHIGAN AVE
GRAND BLVD W
WARREN AVE W
Holly
Clarkston
Romeo
Utica
Waterford
Howell
Milford
Bloomfield
Sterling Heights
Brighton
Royal Oak
Warren
South Lyon
Farmington Hills
Ferndale
Roseville
Livonia
Detroit
Dearborn
Canton
Westland
Dexter
Ann Arbor
LaSalle
Milan

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor:	Michael Pomeranc, Lawrence Pomeranc, Jason Pomeranc
Borrower:	Allen Fee Owner LLC and Allen Operating Company LLC
Original Balance:	$62,250,000
Cut-off Date Balance:	$62,250,000
% by Initial UPB:	5.9%
Interest Rate:	5.3200%
Payment Date:	5th of each month
First Payment Date:	June 5, 2014
Maturity Date:	May 5, 2019
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(32), O(3)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$570,396	$114,079
Insurance:	$100,873	$11,208
FF&E:	$0	(2)
Required Repairs:	$27,875	NAP
Permanent Certificate of Occupancy:	$49,200	$0
Common Charge:	$0	Springing

Financial Information
Cut-off Date Balance / Room:	$441,489
Balloon Balance / Room:	$429,548
Cut-off Date LTV:	61.0%
Balloon LTV:	59.4%
Underwritten NOI DSCR(3):	1.60x
Underwritten NCF DSCR(3):	1.49x
Underwritten NOI Debt Yield:	10.7%
Underwritten NCF Debt Yield:	9.9%
Underwritten NOI Debt Yield at Balloon:	11.0%
Underwritten NCF Debt Yield at Balloon:	10.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	New York, NY
Year Built / Renovated:	2008 / 2014
Total Rooms:	141
Property Management:	Thompson Lower East Side LLC
Underwritten NOI:	$6,638,936
Underwritten NCF:	$6,179,407
“As-is” Appraised Value:	$102,000,000
“As-is” Appraisal Date:	March 1, 2014
“As Stabilized” Appraised Value(4):	$109,000,000
“As Stabilized” Appraisal Date(4):	March 1, 2016

Historical NOI
2013 NOI:	$6,899,335 (December 31, 2013)
2012 NOI:	$6,438,138 (December 31, 2012)
2011 NOI:	NAV

Historical Occupancy
2013 Occupancy:	83.3% (December 31, 2013)
2012 Occupancy:	85.8% (December 31, 2012)
2011 Occupancy:	NAV
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)
On a monthly basis, with the exceptions of January and August, the borrowers are required to deposit into the FF&E reserve account (i) 1/10 of 2.0% of the prior year’s operating income, during years 1 and 2, (ii) 1/10 of 3.0% of the prior year’s operating income, during year 3, and (iii) 1/10 of 4.0% of the prior year’s operating income thereafter.  See “Ongoing Reserves” herein.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.98x and 1.84x, respectively.
(4)	The “As Stabilized” LTV ratio is 57.1% based on the Sixty LES Property achieving stabilized occupancy of 84.0%, ADR of $396.93 and RevPAR of $333.42.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

Historical Occupancy, ADR, RevPAR(1)
	Sixty LES Property(2)			Competitive Set(3)			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	84.8%	$319.99	$271.46	81.5%	$331.76	$270.29	104.1%	96.5%	100.4%
2012	84.9%	$321.89	$273.13	81.6%	$329.95	$269.33	104.0%	97.6%	101.4%
2013	83.0%	$339.29	$281.66	82.0%	$338.46	$277.69	101.2%	100.2%	101.4%
(1)	Source: Hospitality research report
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Sixty LES Property are attributable to variances in reporting methodologies and / or timing differences.

(3)	Competitive Set includes: Thompson Hotels Gild Hall, TriBeCa Grand, Hotel Gansevoort, Hotel On Rivington.

The Loan.    The Sixty LES loan (the “Sixty LES Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 141-room Class A full service hotel property located at 190 Allen Street in New York, New York (the “Sixty LES Property”) with an original principal balance of $62.25 million ($441,489 per room). The Sixty LES Property was formerly known as the Thompson Lower East Side but has been rebranded under the Sixty Hotels brand, named after their iconic 60 Thompson Street hotel. The Sixty LES Loan has a 5-year term and amortizes on a 30-year schedule after 36 months interest only. The Sixty LES Loan accrues interest at a fixed rate equal to 5.3200% and has a cut-off date balance of $62.25 million. Loan proceeds were used to refinance the existing debt of approximately $60.8 million, fund upfront reserves totaling $748,344, pay closing costs of $712,087 and return $4,553 of equity to the Sponsor. Based on the appraised value of $102.0 million as of March 1, 2014, the cut-off date LTV ratio is 61.0%. The most recent prior financing of the Sixty LES Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$62,250,000	100.0%	Loan Payoff	$60,785,016	97.6%
			Reserves	$748,344	1.2%
			Closing Costs	$712,087	1.1%
			Return of Equity	$4,553	0.0%
Total Sources	$62,250,000	100.0%	Total Uses	$62,250,000	100.0%

The Borrower / Sponsor.    The borrowers, (i) Allen Fee Owner LLC, is a single purpose Delaware limited liability company, and (ii) Allen Operating Company LLC, is a single purpose New York limited liability company, are each structured to be bankruptcy-remote, with two independent directors in its respective organizational structure.  The sponsors of the borrowers and the nonrecourse carve-out guarantors are Lawrence, Michael, and Jason Pomeranc (collectively the “Sponsors”). The Pomeranc Group is the private equity arm of the sponsors’ family’s real estate activities, which was founded in 1952 by Jack Pomeranc.  Brothers Lawrence, Michael, and Jason are the second generation of real estate developers and they have an extensive background in development, construction, legal, financing, asset management, design, branding, hotel operations and management.  The Pomeranc Group has a bicoastal portfolio of hotel, residential, and other commercial properties.  The brothers created Thompson Hotels in 2001 with the opening of 60 Thompson, the hospitality and luxury icon located in the SoHo neighborhood of New York City and grew the Thompson brand into an international collection of owned and managed luxury properties prior to Co-Founding Commune Hotels & Resorts by merging with Joie de Vivre in 2011.  As part of their partnership with Joie de Vivre, the Pomeranc family separated their portfolio so that all Pomeranc-family owned properties would be rebranded under the Sixty Hotels brand, named after their iconic 60 Thompson Street hotel, and the properties managed by the family would fall under the Commune Hotels & Resorts umbrella.  As a result, Thompson LES was rebranded as Sixty LES in January 2014.  The Sixty Hotels Flag, which flies over the family’s flagship assets, includes the Sixty LES Property as well as 60 Thompson in SoHo, 6 Columbus in New York, and Thompson Hotel in Beverly Hills, California.

The Sponsors developed the Sixty LES Property, and opened the hotel in July of 2008 and currently have a basis of approximately $85.6 million. After closing, the Sponsors still have approximately $23.3 million of equity remaining in the Sixty LES Property. Approximately $900,000 in capital expenditure was put into the Sixty LES Property to complete the restaurant, bar, and 2nd floor dining terrace which was completed in summer 2013. In connection with the food and beverage renovation, a new restaurant management agreement was signed by Blue Ribbon to operate the space. The Sixty LES Property is also undergoing a refresh of the 7th floor Terrace to add conference / meeting space and private event functionality to target corporate and group bookings.  Additional work at the property is expected to include scheduled upgrades to the lobby to enhance sense of arrival experience, enhancement to the exterior including new hotel signage, exterior lighting, and an entrance canopy to increase street visibility, and renovation of the 3rd floor outdoor pool area.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

The Property.    The Sixty LES Property is a full-service, upscale boutique hospitality facility comprised of 141 guestrooms, located at 190 Allen Street, New York, New York. The Sixty LES Property opened in July of 2008 and consists of one 20-story building featuring the guestroom configuration of 41 queen superior units, 26 king superior units, 17 double deluxe units, 43 studio suites, four one-bedroom queen suites, four one-bedroom king suites, three king suite terrace, two Sixty suites and one Sixty loft. Guestrooms are located on the third through 18th floors. The Sixty LES Property also features the Blue Ribbon Sushi Izakaya (which serves breakfast, lunch, and dinner, as well as room service), Blue Ribbon Beer Garden, Blue Ribbon 2nd floor bar, a pool deck, an outdoor terrace, a media room known as Room 100, and a gym. Additionally, the lower level houses the hotel’s fitness center, sauna, and spa rooms within the renewal center. It should be noted that spa treatments must be booked in advance as this operation is facilitated by a third-party. The Sixty LES Property has a 7th floor outdoor terrace, also known as Above Allen, which has remained vacant for much of 2012 through November of 2013. This outdoor terrace is anticipated to undergo extensive renovations from February through September of 2014. Current ownership is anticipated to invest approximately $600,000 to upgrade this space. The renovation commenced in the first quarter of 2014 and is expected to be completed by September of 2014. The pool deck is also operated by the hotel and is open from the months of May through September.

The borrowers own one of two condominium units at the Sixty LES Property, which represents approximately 90.9% of the common elements of the condominium, and control two of the three members of the condominium board.

Environmental Matters.    The Phase I environmental report dated December 17, 2013 recommended that the aboveground storage tanks located on the Sixty LES Property be registered in accordance with New York regulations.

The Market.    The Sixty LES Property is located in the Lower East Side neighborhood of Manhattan, New York City. New York City is one of the most popular and frequently visited destinations in the US. In 2013, New York City is estimated to have accommodated roughly 54 million visitors, exceeding the previous record level of 52 million visitors in 2012. Of the overall visitation figure, roughly 11 million hailed from international markets, maintaining the city’s rank as the number one US destination for overseas travelers. The city also maintained its status as the number one destination in tourism spending in the US with approximately $39.4 billion spent. New York City officials estimate the overall economic impact of tourism in 2013 to be $58.7 billion.

The Sixty LES Property is located in the Lower East Side, on Allen Street between East Houston and Stanton Streets. The Sixty LES Property is within walking distance to Manhattan’s Little Italy, Chinatown, SoHo, and TriBeCa neighborhoods. The Lower East Side was traditionally an immigrant, working-class neighborhood. However, in the early 2000s, the gentrification of the East Village spread to the Lower East Side, making it one of the trendiest neighborhoods in Manhattan. Since 2005, the neighborhood has undergone rapid gentrification and is now home to upscale boutiques and dining establishments along Clinton Street’s restaurant row. Orchard Street, despite its historical reputation as a “Bargain District,” is now lined with upscale boutiques. Similarly, trendy restaurants, including Clinton St. Baking Company & Restaurant, wd~50, and Rizzo’s Fine Pizza are found on a stretch of tree-lined Clinton Street that New York Magazine described as the “hippest restaurant row” in the Lower East Side. The neighborhood also boasts a vibrant arts scene, with galleries sprinkled throughout the area.

The Sixty LES Property also benefits from favorable access to the region’s three major airports: LaGuardia Airport is located approximately 10.0 miles northeast of the Sixty LES Property, while John F. Kennedy (JFK) International Airport is roughly 18.0 miles to the southeast and Newark Liberty International Airport is located approximately 14.0 miles southwest of the Sixty LES Property.

Primary Competitive Set(1)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy(2)	ADR(2)	RevPAR(2)
Sixty LES Property(3)	141	49%	15%	36%	83.3%	$338.01	$281.43
Hotel on Rivington	108	45%	10%	45%	84.0%	$285.00	$239.40
Mondrian SoHo	263	45%	15%	40%	82.0%	$319.00	$261.58
Standard East Village New York	145	55%	10%	35%	84.0%	$322.00	$270.48
Dream Hotel Downtown	316	55%	10%	35%	81.0%	$338.00	$273.78
Ace Hotel New York	273	50%	15%	35%	93.0%	$321.00	$298.53
Total / Wtd. Avg.	1,246	50%	13%	37%	84.7%	$323.81	$274.13
(1)	Source: Appraisal
(2)	Estimated 2013 performance.
(3)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Sixty LES Property are attributable to variances in reporting methodologies and / or timing differences.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	U/W	U/W per Room
Occupancy	85.8%	83.3%	83.3%
ADR	$317.00	$338.00	$338.00
RevPAR	$271.94	$271.94	$281.43

Room Revenue	$13,995,373	$14,483,802	$14,483,802	$102,722
F&B Revenue	327,701	633,991	633,991	4,496
Telephone Revenue	186,090	141,821	141,821	1,006
Other Revenue(1)	78,136	58,005	58,005	411
Total Revenue	$14,587,300	$15,317,619	$15,317,619	$108,636
Total Dept. Expenses	3,313,768	3,519,192	3,519,192	24,959
Undistributed Expenses	3,555,353	3,615,144	3,875,543	27,486
Gross Operating Profit	$7,718,179	$8,183,283	$7,922,884	$56,191
Total Fixed Charges	1,280,041	1,283,948	1,283,948	9,106
Net Operating Income	$6,438,138	$6,899,335	$6,638,936	$47,085
FF&E	0	0	459,529	3,259
Net Cash Flow	$6,438,138	$6,899,335	$6,179,407	$43,826

(1)	Other Revenue includes laundry, valet, business service, in room movies, cancellation fee and garage.

Property Management.    The Sixty LES Property is managed by Thompson Lower East Side LLC, a borrower affiliate.

Lockbox / Cash Management.    The Sixty LES Loan is structured with a hard lockbox and springing cash management. The Sixty LES Loan requires all revenue and credit card receipts payable with respect to the Sixty LES Property be deposited directly into a lockbox account and with respect to the cash and check receipts at the hotel, the borrowers are required to deposit such cash and check receipts into the applicable lockbox.  Following the commencement of a Cash Management Period (as defined below), funds deposited into the clearing account are required to be swept daily by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Management Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default under the Sixty LES Loan or (ii) the failure by the borrowers, after the end of a calendar quarter, to maintain the DSCR of at least 1.15x, based on the trailing twelve month period immediately preceding the date of determination. A Cash Management Period will end upon the first to occur of (i) the loan and all other obligations under the loan documents have been repaid in full, (ii) there has been a full defeasance of the loan or (iii) for a period of six consecutive months since the commencement of the then existing Cash Management Period (a) no new monetary or material non-monetary default or event of default under the Sixty LES Loan has occurred and is continuing, and (b) the achievement of a  DSCR of at least 1.20x based upon the trailing twelve month period immediately preceding the date of determination.

Initial Reserves.    At closing, the borrowers deposited (i) $570,396 into a tax reserve account, (ii) $100,873 into an insurance reserve account, (iii) $27,875 into the required repairs reserve account and (iv) $49,200 into the permanent certificate of occupancy reserve account.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $114,079, into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $11,208, into an insurance reserve account and (iii) an amount equal to the common charges that will be payable for the month commencing with the payment date occurring in June, 2014, except that the common charge reserve is not required if (a) no Cash Management Period exists, and (b) the borrowers deliver evidence of the payment of such common charge for the applicable month. On a monthly basis with the exceptions of January and August, the borrowers are required to deposit (i) 1/10 of 2.0% of prior year’s gross revenues into a FF&E reserve account for years 1 and 2, (ii) 1/10 of 3.0% of prior year’s gross revenues into a FF&E reserve account for year 3 and (iii) 1/10 of 4.0% of prior year’s gross revenues into a FF&E reserve account thereafter.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

190 Allen Street New York, NY 10002	Collateral Asset Summary – Loan No. 5 Sixty LES	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$62,250,000 61.0% 1.49x 10.7%

West New York
Union City
Hoboken
Jersey City
NEW JERSEY
NEW YORK
Hudson River
East River
New York
MANHATTAN
QUEENS
BROOKLYN
ASTORIA
LONG ISLAND CITY
UPPER WESTSIDE
UPPER EASTSIDE
Central Park
MIDTOWN
Times Square
Penn Station
Empire State Building
United Nations
Washington Square Park
New York University
SOHO
FINANCIAL DISTRICT
Freedom Tower
New York Stock Exchange
E 14TH STREET
THIRD AVENUE
SECOND AVENUE
FIRST AVENUE
BROADWAY
EAST VILLAGE
NOHO
BOWERY
NOLITA
LITTLE ITALY
LOWER EAST SIDE
Sixty LES
190 Allen Street
New York, NY 10002
EAST HOUSTON STREET
WEST HOUSTON STREET
DELANCEY STREET
THE BOWERY
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Yisroel Gluck
Borrower:	1100 Superior of Cleveland LLC
Original Balance:	$52,500,000
Cut-off Date Balance:	$52,500,000
% by Initial UPB:	5.0%
Interest Rate:	4.6600%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for the first 24 months; 360 months thereafter
Additional Debt:	Future Mezzanine Debt Permitted
Call Protection:	L(24), YM1(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$488,211	$97,642
Insurance:	$0	Springing
Replacement:	$0	$12,016
TI/LC:	$450,000	$48,064
Unfunded Obligations:	$1,441,312	$0
Major Tenant Rollover:	$0	Springing
Immediate Repairs:	$23,285	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$91
Balloon Balance / Sq. Ft.:	$78
Cut-off Date LTV:	75.0%
Balloon LTV:	64.3%
Underwritten NOI DSCR(2):	1.74x
Underwritten NCF DSCR(2):	1.54x
Underwritten NOI Debt Yield:	10.8%
Underwritten NCF Debt Yield:	9.6%
Underwritten NOI Debt Yield at Balloon:	12.5%
Underwritten NCF Debt Yield at Balloon:	11.2%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	CBD Office
Collateral:	Fee Simple
Location:	Cleveland, OH
Year Built / Renovated:	1972 / 2007-2013
Total Sq. Ft.:	576,766
Property Management:	American Landmark Properties, LTD.
Underwritten NOI(3):	$5,650,307
Underwritten NCF(3):	$5,023,759
Appraised Value:	$70,000,000
Appraisal Date:	March 26, 2014

Historical NOI
Most Recent NOI(3):	$3,677,495 (T-12 February 28, 2014)
2013 NOI:	$3,221,621 (December 31, 2013)
2012 NOI:	$4,811,707 (December 31, 2012)
2011 NOI:	$4,006,508 (December 31, 2011)

Historical Occupancy
Most Recent Occupancy:	89.6% (March 26, 2014)
2013 Occupancy:	86.7% (December 31, 2013)
2012 Occupancy:	86.3% (December 31, 2012)
2011 Occupancy:	82.2% (December 31, 2011)
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.28x and 2.03x, respectively.
(3)
The 1100 Superior Avenue Property was able to secure The James B. Oswald Company in August 2013 as a major tenant. The James B. Oswald Company filled approximately 72,000 sq. ft., causing an increase in the Most Recent NOI, Underwritten NOI and Underwritten NCF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(2)(3)	Lease Expiration
The James B. Oswald Company	NR/NR/NR	72,573	12.6%	$15.67	13.3%	7/31/2025(4)
Javitch, Block & Rathbone LLP	NR/NR/NR	55,354	9.6%	$16.45	10.7%	10/31/2017(5)
Littler Menderson, PC	NR/NR/NR	44,667	7.7%	$18.50	9.7%	4/30/2021(6)
Brandmuscle, Inc.	NR/NR/NR	41,627	7.2%	$15.30	7.5%	8/31/2023(7)
First American Title Insurance Company	BBB/Baa3/NR	28,652	5.0%	$24.59	8.2%	11/30/2017(6)
Total/Wtd. Avg. Major Tenants		242,873	42.1%	$17.36	49.3%
Remaining Tenants		274,129	47.5%	$15.79	50.7%
Total Occupied Collateral		517,002	89.6%	$16.53	100.0%
Vacant		59,764	10.4%
Total		576,766	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	U/W Base Rent PSF and % of Total U/W Base Rent includes contractual rent steps through June 1, 2015.
(3)	% of Total U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(4)
The James B. Oswald Company has two five-year renewal options remaining. The James B. Oswald Company has a one-time right to terminate its lease effective February 28, 2021, provided The James B. Oswald Company provides (i) 12 months written notice and (ii) an early termination fee of $3,013,012 due and payable as follows (a) $1,506,506 when The James B. Oswald Company’s written notice is delivered to lender and (b) $1,506,506 on or before 30 days prior to February 28, 2021.

(5)
Javitch, Block & Rathbone LLP has one five-year renewal option remaining. Javitch, Block & Rathbone LLP has the option to contract its leased space by up to 10,000 sq. ft. at the end of the 95th lease month subject to, among others, the following conditions (i) not earlier than 15 months and no later than 12 months written notice prior to the effective contraction option date is delivered to lender, (ii) payment of a contraction fee equal to three months base and additional rent for the contraction premises and (iii) payment of the unamortized costs of tenant improvements, leasing commissions, free rent and rent abatement as of the contraction date.

(6)	Littler Menderson, PC and First American Title Insurance Company have two five-year renewal options remaining.
(7)
Brandmuscle, Inc. has two five-year renewal options remaining. Brandmuscle, Inc. has a one-time right to terminate its lease effective May 31, 2020, provided the Brandmuscle, Inc. provides (i) nine months written notice and (ii) an early termination fee of $1,407,258 due and payable as follows (a) $703,629 when Brandmuscle, Inc.’s written notice is delivered to lender and (b) $703,629 no later than April 30, 2020.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM(4)	2	700	0.1%	700	0.1%	$11.14	0.1%	0.1%
2014	4	30,287	5.3%	30,987	5.4%	$14.29	5.1%	5.2%
2015	6	47,924	8.3%	78,911	13.7%	$17.48	9.8%	15.0%
2016	3	7,244	1.3%	86,155	14.9%	$16.55	1.4%	16.4%
2017	9	137,314	23.8%	223,469	38.7%	$18.19	29.2%	45.6%
2018	5	36,807	6.4%	260,276	45.1%	$16.86	7.3%	52.8%
2019	7	26,235	4.5%	286,511	49.7%	$16.48	5.1%	57.9%
2020	2	17,147	3.0%	303,658	52.6%	$16.95	3.4%	61.3%
2021	2	44,667	7.7%	348,325	60.4%	$18.50	9.7%	71.0%
2022	0	0	0.0%	348,325	60.4%	$0.00	0.0%	71.0%
2023	2	68,660	11.9%	416,985	72.3%	$14.10	11.3%	82.3%
2024	1	20,554	3.6%	437,539	75.9%	$18.25	4.4%	86.7%
Thereafter	7	79,463	13.8%	517,002	89.6%	$14.31	13.3%	100.0%
Vacant	NAP	59,764	10.4%	576,766	100.0%	NAP	NAP
Total / Wtd. Avg.	50	576,766	100.0%			$16.53	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through June 1, 2015.
(3)
Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

(4)	Total sq. ft. for the 1100 Superior Avenue Property includes 700 sq. ft. of storage space currently being rented month to month.

The Loan.    The 1100 Superior Avenue loan (the “1100 Superior Avenue Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 576,766 sq. ft., 22-story, Class A office building located at 1100 Superior Avenue in downtown Cleveland, Ohio (the “1100 Superior Avenue Property”) with an original principal balance of $52.5 million. The 1100 Superior Avenue Loan has a 10-year term and amortizes on a 30-year schedule after an initial 24-month interest only period. The 1100 Superior Avenue Loan accrues interest at a fixed rate of 4.6600% and has a cut-off date balance of $52.5 million. Loan proceeds were used to refinance debt of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

approximately $36.3 million, fund upfront reserves of approximately $2.4 million, pay closing costs of $660,083 and return equity to the sponsors of approximately $13.1 million. Based on the appraised value of $70.0 million as of March 26, 2014, the cut-off date LTV is 75.0%. The most recent prior financing of the 1100 Superior Avenue Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$52,500,000	100.0%	Loan Payoff	$36,315,532	69.2%
			Reserves	$2,402,808	4.6%
			Closing Costs	$660,083	1.3%
			Return of Equity	$13,121,576	25.0%
Total Sources	$52,500,000	100.0%	Total Uses	$52,500,000	100.0%

The Borrower / Sponsor.    The borrower, 1100 Superior of Cleveland LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Yisroel Gluck, founder and President of the American Landmark Properties, LTD. (“ALP”). ALP is a real estate investment company based in Skokie, Illinois with a scope of activities that include acquisition, syndication, financing, asset and property management, leasing, sales and marketing, renovation, development and condominium conversion. ALP has owned and/or managed over 12.0 million sq. ft. of Class A office space, 3.0 million sq. ft. of industrial properties, and 2.0 million sq. ft. of resort/marina/holiday home development, apartment communities, and single-family home developments. The most notable of ALP’s holdings is the 108-story, approximately 4.4 million sq. ft. Willis Tower in downtown Chicago.

The Property.    The 1100 Superior Avenue Property is a 576,766 sq. ft., 22-story, Class A office building located at 1100 Superior Avenue in downtown Cleveland, Ohio. Constructed in 1972, the 1100 Superior Avenue Property amenities include a conference center, fitness center, 24-hour security attendant, on-site management, restaurant, and a coffee shop. The 1100 Superior Avenue Property is located on the eastern edge of downtown Cleveland in the Nine/Twelve District. This area is also referred to as the financial district and serves as the corporate and regional home for numerous firms in the financial and legal sectors, including Ernst & Young LLC, AmTrust Financial, Ohio Saving Bank, Huntington Bank, Jones Day, and Baker Hostetler. The area is characterized by large office towers built predominantly between the 1950s and the early 1990s.  Prominent buildings in the area include the 40-story Tower at Erieview and the 31-story One Cleveland Center. In addition to office development, the area is attracting a growing residential population due to its proximity to the adjacent East 4th, Playhouse Square, Lakefront, and Warehouse districts. Attractions in the area include First Energy Stadium (Cleveland Browns), Progressive Field (Jacobs Field), Quicken Loans Arena (Cleveland Cavaliers), and the Rock and Roll Hall of Fame. Nearby Euclid Avenue is downtown Cleveland’s “Main Street”, with numerous retail and entertainment venues. Parking is provided via 420 parking spaces that are contained in an attached pre-cast concrete parking garage. The 1100 Superior Avenue Property was 89.6% leased as of March 26, 2014. Three tenants totaling 24,870 sq. ft. (4.3% of net rentable area) have recently executed leases and are expected to take occupancy in July, October, and December 2014.

Since acquiring the 1100 Superior Avenue Property in 2007, the sponsor has invested over $1.1 million in building improvements including upgrades to the roof, boilers, and HVAC systems, as well as the addition of a conference center. The 1100 Superior Avenue Property was awarded the LEED Silver Certificate in 2010 and is currently the only downtown Cleveland office building with the LEED Silver Certification. In addition, since acquisition the sponsor has invested over $8.75 million in tenant improvements.

Environmental Matters.    The Phase I environmental report dated April 7, 2014 did not identify any recognized environmental conditions or require any immediate remedial action other than the recommended implementation of an asbestos operations and maintenance plan at the 1100 Superior Avenue Property.

The Market.    Cleveland, Ohio is the 45th largest city in the US and the second largest city in Ohio with a population of 396,815 according to the 2010 census. The Cleveland metropolitan area is home to ten Fortune 500 companies, the Cleveland Clinic, nationally recognized University Hospitals and Case Western Reserve University. Over $4.0 billion in residential and commercial developments are slated for the Cleveland area over the next several years, including approximately $600 million of investments in 2013 with the completion of the Ernst & Young Tower / Aloft and the Cleveland Convention Center. Other recent developments in Downtown Cleveland include the Cleveland Medical Mart & Convention Center and the Horseshoe Casino. Access to the region is provided by Interstates 71, 77 and 90. Interstate 71, a northeast/southwest interstate highway, begins in Cleveland and provides access to Louisville, Kentucky via Columbus and Cincinnati, Ohio. Interstate 90 is the longest interstate highway in the United States and is a major east/west interstate highway.

According to a market research report, the 1100 Superior Avenue Property is located in the Cleveland office market and the Downtown Cleveland office submarket. The Cleveland office market contains 6,971 buildings consisting of approximately 143.8 million sq. ft. and the Downtown Cleveland Class A office submarket contains 19 buildings consisting of 10.8 million sq. ft. As of the first quarter 2014 the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

Cleveland office market had a vacancy rate of 12.3% and quoted rental rates of $16.66 PSF and the Downtown Cleveland Class A office submarket had a vacancy rate of 14.8% and quoted rental rates of $21.24 PSF.

The appraiser identified five comparable office properties, which are presented in the following chart.

Summary of Comparable Office Properties(1)
Building	City, State	Occupancy	Year Built/ Renovated	Lease Area (Sq. Ft.)	Asking Rate PSF (Net)	Class
1100 Superior Avenue Property	Cleveland, Ohio	89.6%(2)	1972 / 2007-2013	576,766(2)	$16.53(2)	A
Tower at Erieview	Cleveland, Ohio	70%	1964 / 1986	709,162	$16.50 - $19.00	A
1111 Superior Avenue	Cleveland, Ohio	65%	1983 / NAV	614,000	$14.00 - $20.00	A
Penton Media Building	Cleveland, Ohio	75%	1972 / NAV	553,214	$15.00 - $20.25	B
200 Public Square	Cleveland, Ohio	90%	1985 / NAV	1,270,000	$22.50 - $27.00	A
One Cleveland Center	Cleveland, Ohio	85%	1983 / NAV	544,752	$19.00 - $24.00	A
Total / Wtd. Avg.(3)				3,691,128	$18.29 - $22.84
(1)	Source: Appraisal
(2)	Based on rent roll dated March 26, 2014.
(3)	Total/Wtd. Avg. does not include the 1100 Superior Avenue Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W PSF
Base Rent	$7,482,601	$7,625,963	$7,435,225	$7,623,372	$8,427,311	$14.61
Vacancy Gross Up	0	0	0	0	771,401	1.34
Rent Steps(1)	0	0	0	0	117,922	0.20
Gross Potential Rent	$7,482,601	$7,625,963	$7,435,225	$7,623,372	$9,316,634	$16.15
Total Recoveries	490,754	524,857	503,778	537,180	464,649	0.81
Total Other Income(2)	973,620	928,946	1,053,102	1,073,146	1,156,200	2.00
Less: Vacancy(3)	(51,044)	(289,349)	(1,141,286)	(1,154,273)	(771,401)	(1.33)
Effective Gross Income	$8,895,931	$8,790,417	$7,850,819	$8,079,425	$10,166,082	$17.63
Total Operating Expenses	4,889,423	3,978,710	4,629,198	4,401,930	4,515,776	7.83
Net Operating Income	$4,006,508	$4,811,707	$3,221,621	$3,677,495	$5,650,307	$9.80
TI/LC	0	0	0	0	482,357	0.84
Capital Expenditures	0	0	0	0	144,192	0.25
Net Cash Flow	$4,006,508	$4,811,707	$3,221,621	$3,677,495	$5,023,759	$8.71
(1)	U/W Rent Steps includes contractual rent increases through June 1, 2015.
(2)	Total Other Income includes parking, tenant work orders, interest income and other tenant billable items.
(3)	U/W Vacancy is underwritten to the actual in-place vacancy per the rent roll dated March 26, 2014.

Property Management.    The 1100 Superior Avenue Property is managed by American Landmark Properties, LTD., a borrower affiliate.

Lockbox / Cash Management.    The 1100 Superior Avenue Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by the lender. So long as no Cash Management Trigger Event Period (as defined below) exists, all funds in the clearing account are required to be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the clearing account are required to be swept daily into an account controlled by the lender (the “Cash Management Account”) and all funds in the Cash Management Account shall be applied by the lender to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents. The remaining cash flow will be released to the borrower. During the existence of any Cash Sweep Event Period (as defined below), the remaining cash flow is required to be held by the lender as additional collateral for the loan.

A “Cash Management Trigger Event Period” will exist (i) during a Cash Sweep Event Period or (ii) if the DSCR based on the trailing 12-month period immediately preceding the date of determination falls below 1.15x, until such time that the DSCR is greater than 1.15x for two consecutive quarters.

A “Cash Sweep Event Period” will exist (i) during an event of default under the loan documents, (ii) upon a bankruptcy action of the borrower, guarantor or affiliated manager, until such time that, (a) with respect to the borrower or guarantor, the bankruptcy action has

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

been discharged, stayed or dismissed within 30 days, or (b) with respect to affiliated manager the bankruptcy action has been discharged, stayed or dismissed within 120 days or such affiliated manager has been replaced in accordance with the loan documents, (iii) if the DSCR based on the trailing 12-month period immediately preceding the date of determination falls below 1.10x, until such time that the DSCR is greater than 1.10x for two consecutive quarters or (iv) during a Major Tenant Trigger Event Period (as defined below).

A “Major Tenant Trigger Event Period” will exist (i) upon a bankruptcy action of a Major Tenant (or any guarantor under any Major Tenant lease), (ii) upon either (a) a Major Tenant providing notice of its intent to terminate its lease, (b) a Major Tenant providing notice of its intent not to extend or renew its lease within twelve months prior to the then applicable expiration date of its lease, or  (c) a Major Tenant terminates its lease, (iii) The James B. Oswald Company either (a) provides notice of its intent to “go dark”, vacate, cease to occupy or discontinue operations at the 1100 Superior Avenue Property or (b) actually “goes dark”, vacates, ceases to occupy or discontinues its operations at the 1100 Superior Avenue Property, (iv) a default occurs under a Major Tenant lease and remains uncured beyond any applicable notice and cure period or (v) a Major Tenant fails, pursuant to the terms of its lease, to provide timely notice of its election to extend or renew its lease on terms and conditions acceptable to lender.

“Major Tenant” means (i) The James B. Oswald Company or any replacement tenant pursuant to a replacement lease encumbering all or a portion of the space currently occupied by The James B. Oswald Company, (ii) Javitch, Block & Rathbone LLP or any replacement tenant pursuant to a replacement lease encumbering all or a portion of the space currently occupied by Javitch, Block & Rathbone LLP or (iii) any tenant whose lease, either individually or when taken together with any other lease with the same tenant or any tenant affiliate, and assuming the exercise of all expansion rights and preferential rights to lease additional space contained, (a) covers or is expected to cover 10% or more of the total net rentable area at the 1100 Superior Avenue Property or (b) requires the payment of base rent in an amount equal to or exceeding 10% of the gross income from operations for the 1100 Superior Avenue Property.

Initial Reserves.    At closing, the borrower deposited (i) $488,211 into the tax reserve account, (ii) $450,000 into the TI/LC reserve account, (iii) $23,285 into the deferred maintenance account and (iv) $1,441,312 into the unfunded obligations reserve account related to certain free or abated rent, rent concessions, tenant allowances, tenant improvements and leasing commissions attributable to certain tenants at the 1100 Superior Avenue Property.

Ongoing Reserves.    On a monthly basis, the borrower is currently required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes which currently equates to $97,642, (ii) 1/12 of the estimated annual insurance premiums if the Insurance Deposit Waiver Conditions (as defined below) are not met, (iii) $12,016 into the replacement reserve account, and (iv) $48,064 into the TI/LC reserve account, subject to a cap of $2,000,000.  Additionally, during a Cash Sweep Event Period caused by a Major Tenant Trigger Event, all excess cash is required to be deposited into the Major Tenant Rollover Account.

The “Insurance Deposit Waiver Conditions” mean all of the following: (i) no event of default has occurred under the 1100 Superior Avenue Loan and is continuing, (ii) the borrower maintains in full force and effect a blanket insurance policy that complies with all the terms and conditions the loan agreement and is otherwise acceptable to the lender in all respects, (iii) such blanket insurance policy is approved by the lender in writing and (iv) at least thirty (30) days prior to the expiration of such blanket insurance policy, the borrower provides to the lender written evidence of renewal of such policy and paid receipts for the payment of the insurance premiums prior to the expiration of such policy.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Future mezzanine debt is permitted, provided, among other things, (i) no event of default has occurred and is continuing, (ii) the combined LTV does not exceed 75.0%, and (iii) the combined DSCR is not less than 1.10x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1100 Superior Avenue East Cleveland, OH 44114	Collateral Asset Summary – Loan No. 6 1100 Superior Avenue	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$52,500,000 75.0% 1.54x 10.8%

Lake Erie
Euclid
Wickliffe
Richmond Heights
East Cleveland
Cleveland Heights
Lakewood
Cleveland
Shaker Heights
Mayfield Heights
Beachwood
Fairview Park
Brooklyn
Warrensville Heights
Parma
Bedford
Berea
Middleburg Heights
Seven Hills
Oakwood
North Royalton
Walton Hills
Strongsville
Broadview Heights
Brecksville
Brunswick
Lake Erie
BURKE LAKEFRONT AIRPORT
CLEVELAND MEMORIAL SHOREWAY
SUPERIOR AVE
The Rock and Roll Hall of Fame and Museum
1100 Superior Avenue
1100 Superior Avenue East
Cleveland, OH 44114
FirstEnergy Stadium
Galleria at Erieview
Krenzler Field
DOWNTOWN
Cleveland State University
Ernst & Young Tower
Cleveland Public Square
CARNEGIE AVE
Terminal Tower
Erie St Cemetery
Greater Cleveland Aquarium
Progressive Field
St Vincent Charity Hospital
Cleveland
Edgewater State Park
CLEVELAND MEMORIAL SHOREWAY
CARNEGIE AVE
WOODLAND AVE
BROADWAY AVE
Lutheran Hospital
OHIO CITY WEST SIDE
INDURSTRIAL VALLEY
LAKE AVE
Cleveland Public Library
W 65TH ST
FULTON RD
DETROIT SHOREWAY
Monroe Cemetery
LORAIN AVE
TREMONT
St Mary's Cemetery
Clark West 30th Shopping Center
CLARK AVE
W 25TH ST
CLARK FULTON
DENISON AVE
FULTON RD
Metrohealth Medical Center
Steelyard Commons
STOCKYARDS
RIDGE RD
Riverside Cemetery
Washington Golf Learning Center
BROOKLYN CENTER
Newburgh Heights

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Acquisition
Sponsor:	Corporate Property Associates 18 – Global Incorporated
Borrower:	Cups Number One (DE) LLC
Original Balance:	$47,250,000
Cut-off Date Balance:	$47,250,000
% by Initial UPB:	4.5%
Interest Rate:	5.0677%
Payment Date:	6th of each month
First Payment Date:	March 6, 2014
Maturity Date:	February 6, 2024
Amortization:	Interest Only
Additional Debt:	None
Call Protection:	L(28), D(85), O(7)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Taxes:	$0	Springing
Insurance:	$0	Springing
Replacement:	$0	Springing
Immediate Repairs:	$139,610	NAP
TI/LC:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$30
Balloon Balance / Sq. Ft.:	$30
Cut-off Date LTV:	53.9%
Balloon LTV:	53.9%
Underwritten NOI DSCR:	2.16x
Underwritten NCF DSCR:	2.01x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.3%
Underwritten NOI Debt Yield at Balloon:	11.1%
Underwritten NCF Debt Yield at Balloon:	10.3%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse / Distribution
Collateral:	Fee Simple
Location:	University Park, IL
Year Built / Renovated:	2003, 2005 / NAP
Total Sq. Ft.:	1,552,475
Property Management:	Self-managed
Underwritten NOI:	$5,237,369
Underwritten NCF:	$4,876,537
Appraised Value:	$87,700,000
Appraisal Date:	January 22, 2014

Historical NOI(2)
2013 NOI:	NAV
2012 NOI:	NAV
2011 NOI:	NAV

Historical Occupancy(2)
Current Occupancy:	100.0% (June 6, 2014)
2013 Occupancy:	NAV
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
(2)	Historical NOI and Occupancy are not available as the Solo Cup Property was acquired in a sale-leaseback in January 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total Annual U/W Base Rent	Lease Expiration
Solo Cup Operating Company	NR/NR/NR	1,552,475	100.0%	$3.64	100.0%	8/31/2023(1)
Total Occupied Collateral		1,552,475	100.0%	$3.64	100.0%
Vacant		0	0.0%
Total / Wtd. Avg.		1,552,475	100.0%
(1)	Solo Cup Operating Company has two five-year renewal options remaining.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent PSF	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	1	1,552,475	100.0%	1,552,475	100.0%	$3.64	100.0%	100.0%
2024	0	0	0.0%	1,552,475	100.0%	$0.00	0.0%	100.0%
Thereafter	0	0	0.0%	1,552,475	100.0%	$0.00	0.0%	100.0%
Vacant	NAP	0	0.0%	1,552,475	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,552,475	100.0%			$3.64	100.0%

The Loan.    The Solo Cup loan (the “Solo Cup Loan”) is a $47.25 million, fixed rate loan secured by the borrower’s fee simple interest in a 1,552,475 sq. ft. Class A, warehouse/distribution industrial building located at 701 Central Avenue in University Park, Illinois (the “Solo Cup Property”) with an original principal balance of $47.25 million. The Solo Cup Loan has a 10-year term and requires payments of interest only for the term of the loan. The Solo Cup Loan accrues interest at a fixed rate equal to 5.0677% and has a cut-off date balance of $47.25 million. Loan proceeds, along with additional sponsor equity of approximately $37.7 million, were used to purchase the Solo Cup Property for approximately $80.7 million, fund upfront reserves totaling $139,610 and pay closing costs of approximately $4.2 million.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$47,250,000	55.6%	Purchase Price	$80,650,000	94.9%
Sponsor Equity	$37,718,275	44.4%	Reserves	$139,610	0.2%
			Closing Costs	$4,178,665	4.9%
Total Sources	$84,968,275	100.0%	Total Uses	$84,968,275	100.0%

The Borrower / Sponsor.    The borrower, Cups Number One (DE) LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure. The sponsor of the borrower and nonrecourse carve-out guarantor is Corporate Property Associates 18 – Global Incorporated. Corporate Property Associates 18 – Global Incorporated is an affiliate of W.P. Carey Inc. (NYSE: WPC), which is a publicly traded real estate investment trust founded in 1973 that provides long-term sale-leaseback and build-to-suit financing solutions for companies worldwide. Per its Q4 2013 10-K report, W.P. Carey Inc. reported total revenues of $416.3 million and net income of $98.9 million. W.P. Carey Inc.’s reported holdings totaled 702 properties containing 83.6 million square feet with occupancy of 98.4% and a weighted average remaining lease term of 8.9 years.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

The Property.    The Solo Cup Property consists of a single-story 1,552,475 sq. ft. industrial distribution warehouse facility constructed in two phases on a 90.26-acre site. The original 907,920 sq. ft. building was a build-to-suit development for Solo Cup Company in 2003 and was expanded by 644,555 sq. ft. in 2005.  The Solo Cup Property has a ceiling height of 32 ft. in industrial areas and features 120 dock-high doors, three drive-in doors, cross docking, parking for 113 automobiles and 149 trailers, and 6,210 sq. ft. of office space (0.4% of net rentable area). The Solo Cup Property location offers east, west, north and south access via I-80, I-55 and I-57. A new I-294/I-57 interchange is currently under construction, which will improve access to the Solo Cup Property, in addition to a new exit off I-57 that is also under construction. The new exit will place the Solo Cup Property at the first I-57 exit outside the Cook County line. As of the rent roll dated June 6, 2014, the Solo Cup Property was 100.0% occupied by the Solo Cup Operating Corporation (“Solo Cup”).

Tenant.    Solo Cup is a private company headquartered in Lake Forest, Illinois, focused exclusively on the manufacturing of single-use products used to serve food and beverages for the consumer/retail, foodservice and international markets. Solo Cup was acquired by Dart Container Corporation (“Dart”) in May 2012 for approximately $1 billion including $315 million of cash. Dart is a private company and as of January 2014 had more than 15,000 employees as well as 45 production, distribution and office locations in eight countries. Its foodservice products, which include lids, containers, dinnerware, plastic cups, and cutlery, are sold to hospitals, schools, restaurants, and retailers. The largest manufacturing plant in the Dart/Solo Cup supply chain is an 820,000 sq. ft. facility in Chicago, which employs over 1,500 workers and drives 50% of the volume for the Solo Cup Property’s distribution. Both Solo Cup and Dart have plants located in the Chicago area, but Dart does not have a distribution facility in the Chicago area. Therefore, the Solo Cup Property is highly utilized and turns its inventory over 14 times per annum. As of year-end 2012, Solo Cup reported sales of approximately $1.65 billion and earnings before interest, taxes, depreciation, and amortization of $74.0 million.

Environmental Matters.    The Phase I environmental report dated October 3, 2013 recommended no further action at the Solo Cup Property.

The Market.    The Solo Cup Property is located in the Chicago Metropolitan Statistical Area (“MSA”), which is located in the northeast corner of Illinois and is the third largest MSA in the United States. The Chicago MSA is home to major financial and futures exchanges and the second largest labor pool in the United States. According to the appraiser, as of 2014 the Chicago MSA had an estimated population of 9.6 million and an unemployment rate of 8.1% as of November 2013. The Solo Cup Property is located in University Park within Will County, Illinois, approximately 35 miles southwest of downtown Chicago. From the Solo Cup Property Chicago’s O’Hare International Airport and Chicago’s Midway International Airport are located approximately 53 miles northwest and 34 miles north, respectively.

The Solo Cup Property is located in the Far South Cook industrial submarket, which contains 302 buildings accounting for approximately 23.2 million sq. ft. of warehouse space. As of year-end 2013, the overall vacancy rate was 11.5%, which represents a decrease of approximately 150 basis points from the previous quarter’s rate of 13.0%. The average rental rate for the market was $3.47 PSF, which represented a $0.03 PSF increase over the previous quarter’s rate of $3.44 PSF. During 2013, the market experienced positive net absorption of approximately 633,532 sq. ft.

The table below details the Solo Cup Property’s comparable leases.

Summary of Comparable Industrial Leases(1)
Building	Tenant	Lease Category	Year Built	Sq. Ft.	Base Rent PSF	Lease Term (Years)
Solo Cup Property	Solo Cup	Warehouse	2003, 2005	1,552,475	$3.64	18, 20
901 Carlow Drive	Home Depot	Warehouse	1993	747,150	$3.16	5
400-500 Busse Road	NAV	Distribution	1977	245,217	$4.60	10
437-515 Tower Boulevard	Owens & Minor	Distribution	1997	515,497	$3.75	15
99 North Pinnacle Drive	Sleepy’s	Warehouse	1999	281,955	$3.45	10
10100 58th Place	Integrated Merchandising Systems	Warehouse	2007	312,557	$3.50	10
860-868 West Cross Roads Parkway	Lennox	Distribution	2007	312,257	$3.15	10
2001-2051 Baseline Road	Caterpillar	Manufacturing	1974, 1982	295,656	$2.98	5
3124 Brandon Road	Home Depot	Warehouse	2011	657,653	$3.51	15
1250 Macom Drive	3M	Distribution	2010	650,736	$4.84	15
910 East Stevenson Road	PetSmart	Distribution	2005	1,000,339	$3.40	5
1070 Windham Parkway	Home Depot	Warehouse	2004	723,291	$2.98	5
5800 W. Industrial Drive	World Kitchen	Warehouse	2001	700,219	$3.31	5
(1)	Source: Appraisal

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

Cash Flow Analysis.

Cash Flow Analysis
	U/W	U/W PSF
Base Rent(1)	$5,645,576	$3.64
Gross Potential Rent	$5,645,576	$3.64
Total Recoveries	2,518,572	1.62
Less: Vacancy(2)	(408,207)	(0.26)
Effective Gross Income	$7,755,941	$5.00
Total Operating Expenses	2,518,572	1.62
Net Operating Income	$5,237,369	$3.37
Tenant Improvements	80,737	0.05
Leasing Commissions	124,847	0.08
Capital Expenditures	155,248	0.10
Net Cash Flow	$4,876,537	$3.14
(1)	U/W Base Rent is based on the rent roll dated June 6, 2014.
(2)	U/W Vacancy includes a 5.0% underwriting adjustment. As of the rent roll dated June 6, 2014, the Solo Cup Property was 100.0% occupied.

Property Management.    The Solo Cup Property is managed by the tenant, Solo Cup.

Lockbox / Cash Management.    The Solo Cup Loan is structured with a springing hard lockbox and springing cash management. From and after the first occurrence of a Cash Management Trigger Event (as defined below), the borrower is required to cause all rents and other payments to be deposited into the lockbox account. Funds deposited into the lockbox account will be swept on a daily basis into a lender controlled cash management account and disbursed in accordance with the Solo Cup Loan documents. So long as no Lease Sweep Event (as defined below) exists, all excess cash will be released to the borrower. During a Lease Sweep Event period, all excess cash flow will be swept into a rollover account. During an event of default, the lender may, at its option, deposit the excess cash flow into a lender-controlled account as additional collateral.

A “Cash Management Trigger Event” will commence upon the occurrence of any of the following: (i) an event of default, (ii) any event which results in the borrower no longer being controlled by the guarantor or an affiliate of the guarantor, (iii) a Springing Reserve Event (as defined below), or a (iv) Lease Sweep Event (as defined below). A Cash Management Trigger Event will end upon: with respect to clause (i), the event of default has been cured, with respect to clause (iii) the Springing Reserve Event has been cured and with respect to clause (iv) the Lease Sweep Event has been cured.

A “Lease Sweep Event” will commence upon the occurrence of (i) September 30, 2022, unless prior to September 30, 2022 Solo Cup has irrevocably renewed its lease, or (ii) the Solo Cup lease is surrendered, cancelled or terminated prior to its then current expiration date. A Lease Sweep Event will end with respect to clause (i), the date Solo Cup exercises its renewal option (A) for all of its space or (B) for less than all (but not less than 50%) of its space provided the debt service coverage ratio is at least 1.50x and the lender determines that sufficient funds have been accumulated in the rollover reserve account to pay for all costs and expenses in connection with the renewal, or with respect to clause (ii) a replacement tenant approved by the lender has taken occupancy at the Solo Cup Property provided the lender determines that sufficient funds have been accumulated in the rollover reserve account to pay for all costs and expenses in connection with the replacement lease.

Initial Reserves.    At closing, the borrower deposited $139,610 into the immediate repairs account.

Ongoing Reserves.    During a Springing Reserve Event (as defined below), on a monthly basis, the borrower will be required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes into the tax reserve account which currently equates to $158,148, (ii) 1/12 of the estimated annual insurance premiums into the insurance reserve account which currently equates to $17,640, (iii) $19,406 into the capital expenditure account, and (iv) $64,686 into the tenant improvements and leasing commissions reserve account.

A “Springing Reserve Event” will commence upon the occurrence of any of the following: (i) a monetary default or material non-monetary event of default, (ii) a monetary default or material non-monetary default by Solo Cup or a replacement tenant, (iii) the Solo Cup lease or replacement lease is surrendered, cancelled or terminated prior to its then current expiration date, (iv) any bankruptcy action of Solo Cup or a replacement tenant, or (v) the debt service coverage ratio falls below 1.50x any time after clause (iii) above. A Springing Reserve Event will end with respect to clause (i), if the event of default has been cured and such cure has been accepted by the lender, with respect to clause (ii), if the tenant default has been cured, with respect to clause (iii), the property has been leased to and occupied by one or more lender approved replacement tenants and the debt service coverage is 1.50x, or with respect to clause (iv), (a) the bankruptcy action is a result of an involuntary petition against Solo Cup or a replacement tenant and such petition is discharged or dismissed, or the Solo Cup lease or replacement lease is affirmed and the tenant resumes payment of full contractual

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

rent thereunder, or (b) a replacement tenant approved by the lender has taken occupancy and began paying full unabated rent at the Solo Cup Property, and with respect to clause (v), the debt service coverage ratio is greater than 1.50x for two consecutive quarters.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

701 Central Avenue University Park, IL 60484	Collateral Asset Summary – Loan No. 7 Solo Cup	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$47,250,000 53.9% 2.01x 11.1%

MAP © 2014 CARTIFACT · DATA © BROADMAP
Alsip
Trinity Christian College
Calumet Park
Blue Island
Chicago
Palos Heights
Riverdale
Crestwood
Robbins
Tinley Creek Woods
W 143RD ST
Midlothian Country Club
Posen
Dixmoor
Dolton
Burnham
147TH ST
Midlothian
E 147TH ST
Silver Lake Country Club
Phoenix
Oak Forest
Harvey
Calumet City
South Suburban College
W 159TH ST
Oak Forest Health Center
George W Dunne National Golf Course
Midlothian Reservoir
Orland Hills
Markham
River Oaks Shopping Center
South Holland
167TH ST
171ST ST
80TH AVE
HARLEM AVE
OAK PARK AVE
DIXIE HWY
HALSTED ST
STATE ST
Hazel Crest
Thornton
Lansing
Ravisloe Country Club
Zander Woods Forest Preserve
Tinley Park
Country Club Hills
Advocate South Suburban Hospital
183RD ST
Homewood
Brownell Woods Forest Preserve
Jurgensen Woods Forest Preserve
W 191ST ST
CENTRAL AVE
CICERO AVE
CRAWFORD AVE
Coyote Run Golf Course
Idlewild Country Club
Glenwood
Odyssey Fun World
S 80TH AVE
Odyssey Country Club
Flossmoor
Flossmoor Country Club
Glenwoodie Golf Course
Prairie State College
W VOLLMER RD
St James Hospital-Olympia Fields
Olympia Fields Country Club
Chicago Heights Golf Course East
Lynwood
W ST FRANCIS RD
DIXIE HWY
Olympia Fields
Matteson
Chicago Heights
Ford Heights
LINCOLN HWY
Lincoln Mall
Prestwick Country Club
S HARLEM AVE
WESTERN AVE
CHICAGO RD
STATE ST
Sauk Trail Woods Forest Preserve
Sauk Village
W LARAWAY RD
SAUK TRL
Richton Park
Park Forest
South Chicago Heights
Steger
King's Grove Forest Preserve
W STEGER RD
S CICERO AVE
GOVERNORS HWY
MONEE RD
University Golf Club
Solo Cup
701 Central Ave
University Park, IL 60484
Governor's State University
University Park
OLD MONEE RD
Deer Creek Golf Club
W MONEE MANHATTAN RD
Golf Vista Estates
W CRETE-MONEE RD
Monee
S GOVERNORS HWY
S WILL CENTER RD
W PAULING RD
294
57
80
394
43
50
6
1
30
Woodstock
Mundelein
Lake Forest
Marengo
Union
Lakewood
Lincolnshire
Hampshire
Hoffman Estates
Buffalo Grove
Northbrook
Burlington
Elgin
Schaumburg
Evanston
Virgil
Maple Park
St. Charles
Addison
Oak Park
Aurora
Wheaton
Hinckley
Sugar Grove
Naperville
Downers Grove
Oak Lawn
Bolingbrook
Plano
Oswego
Lemont
Whiting
Plainfield
Oak Forest
Harvey
Hammond
Newark
Shorewood
Joliet
Homewood
Lisbon
Frankfort
Griffith
Channahon
Elwood
University Park
Morris
Peotone
Beecher
LAKE MICHIGAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Kenneth Kochenour
Borrower:	UPH Lakeside Limited Partnership
Original Balance:	$45,000,000
Cut-off Date Balance:	$44,947,797
% by Initial UPB:	4.3%
Interest Rate:	4.6200%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2019
Amortization:	360 months
Additional Debt:	None
Call Protection(1):	L(25), D(30), O(5)
Lockbox / Cash Management:	Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$169,782	$33,956
Insurance:	$0	Springing
FF&E:	$0	4.0% of prior month’s gross revenues
Required Repairs:	$11,550	NAP
Seasonality(3):	$75,000	$25,000

Financial Information
Cut-off Date Balance / Room:	$114,371
Balloon Balance / Room:	$104,986
Cut-off Date LTV:	69.2%
Balloon LTV:	63.5%
Underwritten NOI DSCR:	2.05x
Underwritten NCF DSCR:	1.79x
Underwritten NOI Debt Yield:	12.7%
Underwritten NCF Debt Yield:	11.0%
Underwritten NOI Debt Yield at Balloon:	13.8%
Underwritten NCF Debt Yield at Balloon:	12.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Full Service Hospitality
Collateral:	Fee Simple
Location:	Charlotte, NC
Year Built / Renovated:	1987, 1999 / 2007, 2008, 2013
Total Rooms:	393
Property Management:	GF Management, Inc.
Underwritten NOI:	$5,695,284
Underwritten NCF:	$4,955,584
“As-is” Appraised Value:	$65,000,000
“As-is” Appraisal Date:	March 1, 2014
“As Stabilized” Appraised Value(4):	$71,000,000
“As Stabilized” Appraisal Date(4):	March 1, 2016

Historical NOI
Most Recent NOI:	$5,534,445 (T-12 February 28, 2014)
2013 NOI:	$5,186,934 (December 31, 2013)
2012 NOI:	$5,175,796 (December 31, 2012)
2011 NOI:	$4,294,085 (December 31, 2011)

Historical Occupancy
Current Occupancy:	69.3% (February 28, 2014)
2013 Occupancy:	68.6% (December 31, 2013)
2012 Occupancy:	71.6% (December 31, 2012)
2011 Occupancy:	69.1% (December 31, 2011)
(1)	Partial release of non-income producing parcel is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)	The monthly seasonality reserve deposit of $25,000 will be required on each monthly payment date from February through November.
(4)
The “As Stabilized” Appraised Value is based on the completion of a property improvement plan, a stabilized ADR of $142.03 and a stabilized occupancy of 72.0%. Based on the Cut-off Date Balance of approximately $44.9 million, the “As Stabilized” LTV ratio is 63.3%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

Historical Occupancy, ADR, RevPAR(1)
	Hilton Charlotte University Place Property(2)			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2011	69.1%	$112.68	$77.85	58.6%	$98.63	$57.82	117.9%	114.2%	134.7%
2012	71.8%	$121.78	$87.45	63.0%	$104.34	$65.73	114.0%	116.7%	133.0%
2013	67.7%	$126.90	$85.90	64.9%	$105.29	$68.36	104.3%	120.5%	125.7%
T-12 February 2014	68.6%	$128.02	$87.77	65.9%	$106.34	$70.13	104.0%	120.4%	125.2%
(1)	Source: hospitality research report.
(2)
The minor variances between the underwriting and the above table with respect to Occupancy, ADR and RevPAR at the Hilton Charlotte University Place Property are attributable to variances in reporting methodologies and/or timing differences.

The Loan.    The Hilton Charlotte University Place loan (the “Hilton Charlotte University Place Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in a 393-room full service hotel located at 8629 JM Keynes Drive in Charlotte, North Carolina (the “Hilton Charlotte University Place Property”) and has an original principal balance of $45.0 million. The Hilton Charlotte University Place Loan has a five-year term and amortizes on a 30-year amortization schedule. The Hilton Charlotte University Place Loan accrues interest at a fixed rate equal to 4.6200% and has a cut-off date balance of approximately $44.9 million. Loan proceeds were used to pay off previous debt of approximately $27.7 million, fund upfront reserves of $256,332 and pay closing costs of $367,310, giving the sponsor a return of equity of approximately $16.7 million. Based on an “As-is” appraised value of $65.0 million as of March 1, 2014, the cut-off date LTV ratio is 69.2% and the remaining implied equity is $20.0 million. Based on an “As Stabilized” appraised value of $71.0 million as of March 1, 2016 (based on the completion of a property improvement plan, a stabilized ADR of $142.03 and a stabilized occupancy of 72.0%), the “As Stabilized” LTV ratio is 63.3%. The most recent prior financing of the Hilton Charlotte University Place Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$45,000,000	100.0%	Loan Payoff	$27,692,758	61.5%
			Reserves	$256,332	0.6%
			Closing Costs	$367,310	0.8%
			Return of Equity	$16,683,600	37.1%
Total Sources	$45,000,000	100.0%	Total Uses	$45,000,000	100.0%

The Borrower / Sponsor.    The borrower, UPH Lakeside Limited Partnership, is a single purpose Pennsylvania limited partnership structured to be bankruptcy-remote with two independent directors in its organizational structure. The sponsor of the borrower and the nonrecourse carve-out guarantor is Kenneth Kochenour, President and CEO of GF Management, Inc., the property manager at the Hilton Charlotte University Place Property. Mr. Kochenour has over 25 years of experience in hotel and resort ownership, turnaround deals, property evaluations, market analyses and cost controls.

GF Management, Inc. is a Philadelphia-based management company specializing in hotels, resorts, golf courses and other related hospitality assets. Since its founding in 1988, GF Management, Inc. has operated more than 400 hotels in 41 states on behalf of a variety of individual owners, banks, real estate funds and other institutional lenders.

The Property.    Located approximately 10 miles northeast of Charlotte’s city center and within a few blocks of the University of North Carolina – Charlotte (“UNCC”), the Hilton Charlotte University Place Property is a 12-story, 393-room full service hotel. Meeting space at the Hilton Charlotte University Place Property is offered via 13 dedicated meeting rooms, including two ballrooms, offering a total of approximately 20,350 sq. ft. of meeting space. The Lakefront Restaurant and Lounge is open from 6:30 am to 12:00 am and provides daily room service from 6:00 am to 11:00 pm. The sponsor recently developed a full Starbucks store in the lobby level in the space that previously served as the gift shop. Other amenities at the Hilton Charlotte University Place Property include an outdoor pool, a fitness center and a business center. Parking is available via 475 surface spaces, providing a parking ratio of 1.21 spaces per room.

The Hilton Charlotte University Place Property’s room mix consists of 191 king rooms, 197 double rooms and five suites. In 2013, room renovations were completed for executive level floors 9, 11 and 12 (140 rooms total), which included 37” flat panel TVs, new hard and soft goods, new carpeting/drapes and other room amenities. The remaining guest rooms are scheduled to be renovated over the next two years and floor 10 renovations were recently completed. Some of the guest room bathrooms have already been remodeled with new fixtures and tile flooring with the remaining guest bathrooms to be remodeled by 2015.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

In April 2013, the borrower executed a new 15-year franchise agreement with Hilton Worldwide that expires in April 2028. Fees include a royalty fee of 5.0% of gross room revenue, a program fee of 4.0% of gross room revenue and a food and beverage fee of 3.0% of gross room revenue (which food and beverage fee commences in July 2021). The Hilton Charlotte University Place Property is currently undergoing a re-licensing property improvement plan (“PIP”) with approximately $3.4 million of PIP work to be completed between 2014 and 2016. The PIP is not expected to impact the Hilton Charlotte University Place Property’s operations since the majority of guest room renovations include carpet, wallpaper, paint and soft good replacement because renovations of bathrooms in guest rooms have already been completed. Additionally, the timeframe allocated to PIP completion allows for management to plan improvements around operations.  The subsequent chart shows a breakdown of the PIP by area:

Property Improvement Plan Allocation
PIP Area	Amount	Amount/Key
Exterior Signage	$98,000	$249
Entrance / Lobby / Registration Area	$250,000	$636
Public Restrooms	$120,360	$306
Food & Beverage	$420,950	$1,071
Meeting Spaces	$222,305	$566
Corridors / Elevator	$282,791	$720
Guest Rooms	$1,969,018	$5,010
Total	$3,363,424	$8,558

PIP Guaranty.    At closing, the sponsor delivered a guaranty for the approximately $3.4 million balance of the budgeted PIP renovation scheduled to be completed by June 2016. The sponsor is required to maintain a minimum net worth and liquidity of $15.0 million and $4.0 million, respectively, throughout the Hilton Charlotte University Place Loan term.

Environmental Matters.    The Phase I environmental report dated March 14, 2014 recommended no further action at the Hilton Charlotte University Place Property.

The Market.    The Hilton Charlotte University Place Property is located in the University Area neighborhood area of Charlotte, approximately 10 miles northeast of the city’s center. Once dominated by the manufacturing industry, Metropolitan Charlotte has become the second largest banking and financial services hub in the United States after New York City. Metropolitan Charlotte is home to ten Fortune 500 companies, including Bank of America Corporation, Chiquita Brands International and Family Dollar Store, among others. Other major companies include Wells Fargo, US Airways, Adecco USA Inc., TIAA-CREF and Philip Morris U.S.A. Inc. The Charlotte Region is also a major center in the motorsports industry, with approximately 75% of the NASCAR industry’s employees and drivers based in the area. From 2006 to 2012, total employment across Metropolitan Charlotte increased at a compound annual rate of 0.5%.  The appraiser estimates employment growth of 2.7% compounded annually through 2017.

Demand at the Hilton Charlotte University Place Property consists of 42.0% meeting and group, 40.0% commercial and 18.0% leisure. In 2013, top group accounts at the Hilton Charlotte University Place Property included ESPN Productions, Fox Sports, Dixon Hughes, Wells Fargo and Accenture, among others. The Hilton Charlotte University Place Property is located a few blocks away from UNCC, which is home to approximately 26,000 students and 5,000 faculty members. Attached to the main campus of UNCC is the 100-acre campus of the Charlotte Research Institute. This research-oriented campus focuses on precision metrology and intelligent manufacturing, optical communication/electronics and software/information technology. Additionally, the 130-bed Carolinas Medical Center – University is located less than two miles from the Hilton Charlotte University Place Property and is one of the nation’s largest publically owned not-for-profit hospitals.

The Hilton Charlotte University Place Property is only one of two full service hotels in its competitive set and in the immediate area around UNCC. Immediate access to the neighborhood is provided via I-85, which provides access to downtown Charlotte and the Charlotte Douglas International Airport (15 miles away). The new LYNX (Charlotte’s metro rail system) Blue Line Extension, which is expected to be operational by 2017, will connect the University Area to downtown Charlotte, with the campus stop less than half a mile from the Hilton Charlotte University Place Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

The subsequent chart presents primary competitors to the Hilton Charlotte University Place Property:

Primary Competitive Set(1)
Property	Rooms	Year Opened	Meeting Space (Sq. Ft.)	2013 Occupancy	2013 ADR	2013 RevPAR
Hilton Charlotte University Place Property	393	1987, 1999	20,350	68.6%	$125.74	$86.29
Homewood Suites Charlotte – North/Univ. Research Park	112	1990	400	70.0%	$95.00	$66.50
Courtyard Charlotte University Research Park	152	1990	1,250	72.0%	$110.00	$79.20
Holiday Inn Charlotte University	174	1989	3,000	61.0%	$84.00	$51.24
Comfort Suites University Area	120	1998	1,440	50.0%	$80.00	$40.00
SpringHill Suites Charlotte University Research Park	136	2001	273	65.0%	$90.00	$58.50
Country Inn & Suites Charlotte University Place	100	2002	1,000	60.0%	$80.00	$48.00
Embassy Suites Concord Golf Resort	308	2007	42,500	68.0%	$140.00	$95.20
Total/Wtd. Avg.(2)	1,102			64.6%	$104.30	$68.31
(1)	Source: Appraisal
(2)	Total/Wtd. Avg. excludes the Hilton Charlotte University Place Property.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	2013	T-12 2/28/2014	U/W	U/W per Room
Occupancy	69.1%	71.6%	68.6%	69.3%	69.3%
ADR	$112.98	$121.03	$125.74	$126.24	$127.70
RevPAR	$78.06	$86.70	$86.29	$87.50	$88.51

Room Revenue	$11,166,401	$12,641,154	$12,344,209	$12,516,455	$12,661,327	$32,217
F&B Revenue	4,751,398	5,131,206	5,127,649	5,458,844	5,458,844	13,890
Other Revenue	235,584	238,589	368,407	372,316	372,316	947
Total Revenue	$16,153,383	$18,010,949	$17,840,265	$18,347,615	$18,492,487	$47,055
Operating Expenses	7,352,483	7,966,045	7,830,303	7,988,197	7,988,197	20,326
Undistributed Expenses	3,359,512	3,676,982	3,613,413	3,600,265	3,600,265	9,161
Gross Operating Profit	$5,441,388	$6,367,922	$6,396,549	$6,759,153	$6,904,025	$17,567
Management Fee	484,601	540,328	535,208	550,428	554,775	1,412
Total Fixed Charges	662,702	651,798	674,407	674,280	653,967	1,664
Net Operating Income	$4,294,085	$5,175,796	$5,186,934	$5,534,445	$5,695,284	$14,492
FF&E	646,135	720,438	713,611	733,905	739,699	1,882
Net Cash Flow	$3,647,950	$4,455,358	$4,473,323	$4,800,540	$4,955,584	$12,610

Property Management.    The Hilton Charlotte University Place Property is managed by GF Management, Inc., a borrower affiliate.

Lockbox / Cash Management.    The Hilton Charlotte University Place Loan is structured with a hard lockbox and springing cash management. All rents and other payments are required to be deposited directly into a clearing account controlled by lender. Unless a Trigger Period (defined below) is ongoing, all amounts on deposit in the clearing account will be swept daily into the borrower’s account. During a Trigger Period, all amounts on deposit in the clearing account will be swept daily into an account controlled by the lender.

A “Trigger Period” will begin upon the occurrence of (i) an event of default or (ii) the debt service coverage ratio falls below 1.20x on the last day of any calendar quarter and will end upon (a) with respect to clause (i), the date the event of default has been cured and (b) with respect to clause (ii), the debt service coverage ratio is at least 1.25x for at least two consecutive calendar quarters.

Initial Reserves.    At closing, the borrower deposited (i) $169,782 into a tax reserve account, (ii) $11,550 into a required repairs reserve and (iii) $75,000 into a seasonality reserve.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $33,956, into a tax reserve account, (ii) an amount equal to 4.0% of the prior month’s gross revenues into an FF&E reserve account and (iii) on each monthly payment date from February through November, $25,000 into a seasonality reserve, subject to a cap of $225,000. In addition, the borrower is required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

Partial Release.    The borrower may obtain the release of an approximately 0.22 acre non-income producing parcel of vacant land at the Hilton Charlotte University Place Property (as identified in the Hilton Charlotte University Place Loan documents) subject to terms and conditions set forth in the Hilton Charlotte University Place Loan documents.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8629 JM Keynes Drive Charlotte, NC 28262	Collateral Asset Summary – Loan No. 8 Hilton Charlotte University Place	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$44,947,797 69.2% 1.79x 12.7%

CARTIFACT
Hilton Charlotte University Place
8629 JM Keynes Drive
Charlotte, NC 28262
Charlotte
HIGHLAND CREEK
DAVIS LAKE-EASTFIELD
HENDERSON CIRCLE
PROSPERITY CHURCH ROAD
UNIVERSITY CITY NORTH
WEST SUGAR CREEK
BEATTIES FORD-TRINITY
ROCKWELL PARK-HEMPHILL HEIGHTS
Lost Duffer Miniature Golf
University Of North Carolina -Charlotte
Carolinas Medical Center
MINERAL SPRINGS-RUMBLE ROAD
NEVIN COMMUNITY
Nevin Park
FIRESTONE-GARDEN PARK
DERITA-STATESVILLE
BACK CREEK CHURCH ROAD
WILSON HEIGHTS
DRUID HILLS NORTH
HIDDEN VALLEY
NEWELL SOUTH
UNIVERSITY PARK
SUGAW CREEK-RITCH AVE
OAKVIEW TERRACE
LINCOLN HEIGHTS
SMALLWOOD
DRUID HILLS SOUTH
NORTH CHARLOTTE
MCCRORY HEIGHTS
Johnson C Smith University
VILLA HEIGHTS
PLAZA-SHAMROCK
WESLEY HEIGHTS
Elmwood Cemetery
PLAZA HILLS
BELMONT
Bank Of America Stadium
DOWNTOWN CHARLOTTE
PLAZA MIDWOOD
WILMORE
Memorial Stadium
Central Piedmont Cc
King's College
Charlotte Country Club
BROOKHILL
CHERRY
Presbyterian Hospital
CHANTILLY
BRIARCREEK-WOODLAND
Carolinas Medical Center
ECHO HILLS
Concord Mills Mall
Northlake Mall
Tradition Golf Course
Huntersville
Concord
Stanley
Mt Holly
Lowell
Belmont
Harrisburg
Charlotte
Mint Hill
Matthews
Hemby Bridge
Lake Park
Pineville
Indian Trail
Tega Cay
Weddington

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Holiday Inn Express & Suites – Shreveport Airport

Holiday Inn Express & Suites – Shreveport South Park Plaza

Holiday Inn Express & Suites – Bossier City Race Track

Hampton Inn & Suites – Bossier City

Holiday Inn Express & Suites – West Monroe

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Kevin C. Gamble; Keith E. Gamble; Denny Gamble, Jr.; M. Kevin Dzurik
Borrower:	Sunrise Hospitality – HI, L.L.C.; Sunrise Hospitality – HI II, L.L.C.; Sunrise Hospitality – Airport, L.L.C.; Sunrise Hospitality IV, L.L.C.; Sunrise Hospitality V, L.L.C
Original Balance:	$34,000,000
Cut-off Date Balance:	$33,962,103
% by Initial UPB:	3.2%
Interest Rate:	4.7950%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection(1):	L(24), YM1(89), O(7)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(2)
	Initial	Monthly
Taxes:	$252,687	$38,803
Insurance:	$0	Springing
FF&E:	$0	1/12 of 4.0% of prior year’s gross revenues
PIP:	$387,875	$0

Financial Information
Cut-off Date Balance / Room:	$84,905
Balloon Balance / Room:	$69,425
Cut-off Date LTV:	69.9%
Balloon LTV:	57.1%
Underwritten NOI DSCR:	1.92x
Underwritten NCF DSCR:	1.72x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	10.9%
Underwritten NOI Debt Yield at Balloon:	14.8%
Underwritten NCF Debt Yield at Balloon:	13.3%
Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	Limited Service Hospitality
Collateral:	Fee Simple
Location:	Louisiana
Year Built / Renovated:	Various
Total Rooms:	400
Property Management:	Barron Property Management, LLC
Underwritten NOI:	$4,112,961
Underwritten NCF:	$3,684,933
“As-is” Appraised Value:	$48,600,000
“As-is” Appraisal Date:	March 1, 2014
“As Stabilized” Appraised Value(3):	$55,500,000
“As Stabilized” Appraisal Date(3):	March 1, 2017

Historical NOI
Most Recent NOI:	$3,966,101 (T-12 March 31, 2014)
2013 NOI:	$3,896,425 (December 31, 2013)
2012 NOI(4):	$4,141,484 (December 31, 2012)
2011 NOI(4):	$3,310,267 (December 31, 2011)

Historical Occupancy
Current Occupancy:	70.3% (March 31, 2014)
2013 Occupancy:	68.9% (December 31, 2013)
2012 Occupancy(4):	68.3% (December 31, 2012)
2011 Occupancy(4):	76.0% (December 31, 2011)
(1)	Partial release is permitted. See “Partial Release” herein.
(2)	See “Initial Reserves” and “Ongoing Reserves” herein.
(3)
Based on the Cut-off Date Balance of approximately $34.0 million, the “As Stabilized” LTV ratio is 61.2% based on the Sunrise Hospitality Portfolio Properties achieving stabilized ADR and occupancy levels as per the appraisals.

(4)
The Holiday Inn Express & Suites – Bossier City Race Track property opened in March 2012 and is not reflected in 2011 or a portion of the 2012 figures and the Hampton Inn & Suites – Bossier City property opened in November 2011 and is not reflected in 2011 figures.

Property Summary
Property Name	Location in LA	Metropolitan Statistical Area	Rooms	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Holiday Inn Express & Suites – West Monroe	West Monroe	Monroe	88	2003 / 2013	$11,550,000	$15,400,000	79.8%
Holiday Inn Express & Suites – Shreveport South Park Plaza	Shreveport	Shreveport	69	2006 / 2011	$8,250,000	$11,000,000	79.7%
Holiday Inn Express & Suites – Bossier City Race Track	Bossier City	Shreveport	87	2012 / NAP	$5,630,000	$7,900,000	64.2%
Hampton Inn & Suites – Bossier City	Bossier City	Shreveport	71	2011 / NAP	$4,970,000	$7,100,000	69.0%
Holiday Inn Express & Suites – Shreveport Airport	Shreveport	Shreveport	85	2008 / NAP	$3,600,000	$7,200,000	60.3%
Wtd. Avg.			400		$34,000,000	$48,600,000	70.3%
(1)	As of March 31, 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn Express & Suites – West Monroe			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2012	74.9%	$111.92	$83.85	74.3%	$99.04	$73.63	100.8%	113.0%	113.9%
2013	80.1%	$114.57	$91.72	77.6%	$103.96	$80.67	103.2%	110.2%	113.7%
T-12 (February 2014)	79.1%	$115.01	$90.96	78.0%	$104.77	$81.70	101.4%	109.8%	111.3%
(1)	Source: Hospitality Research Report.

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn Express & Suites – Shreveport South Park Plaza			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2012	76.4%	$118.47	$90.46	69.6%	$99.98	$69.55	109.8%	118.5%	130.1%
2013	77.7%	$111.45	$86.56	61.4%	$93.88	$57.63	126.5%	118.7%	150.2%
T-12 (February 2014)	79.1%	$111.92	$88.55	60.9%	$94.35	$57.49	129.9%	118.6%	154.0%
(1)	Source: Hospitality Research Report.

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn Express & Suites – Bossier City Race Track			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2012	55.3%	$94.13	$52.09	72.5%	$103.24	$74.89	76.3%	91.2%	69.6%
2013	61.6%	$92.33	$56.87	61.0%	$107.28	$65.47	100.9%	86.1%	86.9%
T-12 (February 2014)	62.9%	$92.58	$58.22	63.7%	$106.29	$67.76	98.6%	87.1%	85.9%
(1)	Source: Hospitality Research Report.

Historical Occupancy, ADR, RevPAR(1)
	Hampton Inn & Suites – Bossier City			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2012	67.1%	$102.10	$68.52	73.0%	$102.03	$74.49	91.9%	100.1%	92.0%
2013	66.0%	$97.79	$64.50	63.5%	$105.43	$66.91	103.9%	92.8%	96.4%
T-12 (February 2014)	67.3%	$98.14	$66.03	65.8%	$104.91	$68.99	102.3%	93.5%	95.7%
(1)	Source: Hospitality Research Report.

Historical Occupancy, ADR, RevPAR(1)
	Holiday Inn Express & Suites – Shreveport Airport			Competitive Set			Penetration Factor
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2012	66.8%	$96.90	$64.69	64.5%	$88.23	$56.89	103.5%	109.8%	113.7%
2013	58.6%	$94.97	$55.61	54.8%	$86.23	$47.26	106.9%	110.1%	117.7%
T-12 (February 2014)	58.6%	$94.44	$55.30	53.2%	$86.69	$46.14	110.0%	109.0%	119.9%
(1)	Source: Hospitality Research Report.

The Loan.    The Sunrise Hospitality Portfolio loan (the “Sunrise Hospitality Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in five limited service hotels totaling 400 rooms located in West Monroe, Shreveport and Bossier City, Louisiana (collectively, the “Sunrise Hospitality Portfolio Properties”) as detailed in the Property Summary table above, with an original principal balance of $34.0 million. The Sunrise Hospitality Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Sunrise Hospitality Portfolio Loan accrues interest at a fixed rate equal to 4.7950% and has a cut-off date balance of approximately $34.0 million. The Sunrise Hospitality Portfolio Loan proceeds were used to refinance existing debt of approximately $18.7 million, fund upfront reserves of $640,562, pay closing costs of $531,457 and return equity to the sponsors of approximately $14.1 million. Based on the appraised value of $48.6 million as of March 1, 2014, the cut-off date LTV ratio is 69.9%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$34,000,000	100.0%	Loan Payoff	$18,686,013	55.0%
			Reserves	$640,562	1.9%
			Closing Costs	$531,457	1.6%
			Return of Equity	$14,141,968	41.6%
Total Sources	$34,000,000	100.0%	Total Uses	$34,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Sunrise Hospitality – HI, L.L.C., Sunrise Hospitality – HI II, L.L.C., Sunrise Hospitality – Airport, L.L.C., Sunrise Hospitality IV, L.L.C., Sunrise Hospitality V, L.L.C., are single purpose Louisiana limited liability companies structured to be bankruptcy-remote, with one independent director in its organizational structure. The sponsors of the borrowers and the nonrecourse carve-out guarantors are Kevin C. Gamble, Keith E. Gamble, Denny Gamble, Jr. and M. Kevin Dzurik.

Kevin C. Gamble, Keith E. Gamble, Denny Gamble, Jr. and M. Kevin Dzurik started Sunrise Hospitality partnerships for the development of hotel properties primarily in northern Louisiana in 1995. Kevin C. Gamble is President of Gamble Guest Care Corporation, which comprise of eight nursing facilities and one assisted living facility in Louisiana. Keith E. Gamble is the President of Sunrise Hospitality, LLC and is also Vice President at Gamble Guest Care Corporation. Denny Gamble, Jr. has been a partner/member of the Sunrise Hospitality partnerships since 2007, CEO of Agape Hospice Group/Agape Hospice Care of Shreveport since 2004 and Chairman of the Board of the Gamble Guest Care Corporation since 1992. M. Kevin Dzurik is the managing member of Sunrise Hospitality partnerships and Barron Property Management, LLC and has been involved in hotel development since 1997.

The Properties.    The Sunrise Hospitality Portfolio Properties consist of five limited service hotel properties totaling 400 rooms, all of which were developed by the sponsors. A standard complement of amenities includes a television, telephone, desk with chair, dresser, nightstands, lamps, and lounge chairs. The Holiday Inn Express & Suites – West Monroe property is located in the Monroe metropolitan statistical area and the remaining properties are located within the Shreveport metropolitan statistical area.

Holiday Inn Express & Suites – West Monroe – The Holiday Inn Express & Suites – West Monroe property is a limited service hotel located at 603 Constitution Drive in West Monroe, Louisiana. The Holiday Inn Express & Suites – West Monroe property is a four-story, limited-service lodging facility with 88 guest rooms, approximately 1,008 sq. ft. of meeting space, an outdoor pool, fitness center, business center, sundries shop, and free continental breakfast. The guestroom mix includes 39 king rooms, 31 queen/queen rooms, 2 queen/queen suites, 3 king suites and 13 standard suites. The Holiday Inn Express & Suites – West Monroe property has 89 surface level parking spaces. The Holiday Inn Express & Suites – West Monroe property was constructed in 2003 and the sponsor has invested $600,000 ($6,818 per room) in capital improvements since construction. The sponsor is also undertaking renovations totaling approximately $310,300 ($3,526 per room) scheduled to be completed by December 2014 at the Holiday Inn Express & Suites – West Monroe property.

The Holiday Inn Express & Suites – West Monroe property is located along the south side of Constitution Drive, immediately south of Interstate 20, and approximately one mile southwest of the Monroe central business district. The Ike Hamilton Expo Center, located approximately one mile southwest, is a seven-acre, multi-use facility which can accommodate concerts and equestrian and rodeo shows. Pecanland Mall, anchored by Dillard’s, Belk, JC Penney, Sears, and Dick’s Sporting Goods, is located approximately eight miles east of the Holiday Inn Express & Suites – West Monroe property. The Pecanland Mall reported sales of $395 PSF as of January 2013. The University of Louisiana at Monroe is located approximately nine miles northeast and is a public university with an enrollment of approximately 7,200 undergraduates. Adjacent to the Holiday Inn Express & Suites – West Monroe property on the east is the Monroe-West Monroe Convention and Visitors Bureau. The Monroe-West Monroe Convention and Visitors Bureau created the Duck Commander Hometown Tour to help tourists find locations from “Duck Dynasty.” Duck Commander, located in West Monroe, is a primary filming location for “Duck Dynasty”, a popular television series. More than 11.8 million viewers tuned in for the season four premiere in August 2013, and many fans are reported to visit the Robertsons’ town of West Monroe.

Holiday Inn Express & Suites – Shreveport South Park Plaza – The Holiday Inn Express & Suites – Shreveport South Park Plaza property is a limited service hotel located at 8751 Park Plaza Drive in Shreveport, Louisiana. The Holiday Inn Express & Suites – Shreveport South Park Plaza property is a four-story, limited-service lodging facility with 69 guest rooms, approximately 528 sq. ft. of meeting space, an outdoor pool, business center, sundries shop, and free continental breakfast. The guestroom mix includes 18 king rooms, 33 queen/queen rooms, 1 queen/queen suite and 17 standard suites.  The Holiday Inn Express & Suites – Shreveport South Park Plaza property has 74 surface level parking spaces. The Holiday Inn Express & Suites – Shreveport South Park Plaza property was constructed in 2006 and renovated in 2011. The sponsors have invested approximately $400,000 ($5,797 per room) in capital improvements since construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

The Holiday Inn Express & Suites – Shreveport South Park Plaza property is located along the south side of Park Plaza Drive, west of East Bert Kouns Industrial Loop Expressway, and approximately equal distance between Highway 3132 and Youree Drive. The CHRISTUS Highland Medical Center, employing 600 physicians and 1,800 staff employees, is located approximately one-half mile east of the Holiday Inn Express & Suites – Shreveport South Park Plaza property. The medical center, which includes a 160-bed acute care hospital, specializes in cardiovascular services, oncology, and neurological services primary care medicine, surgical services, and women’s and children’s services. The Louisiana State University Shreveport is located approximately two miles east and is a public university offering 25 undergraduate and 13 graduate degrees with an enrollment of approximately 4,100 students.

Holiday Inn Express & Suites – Bossier City Race Track – The Holiday Inn Express & Suites – Bossier City Race Track property is a limited service hotel located at 7970 East Texas Street in Bossier City, Louisiana. The Holiday Inn Express & Suites – Bossier City Race Track property is a four-story, limited-service, lodging facility with 87 guest rooms, approximately 200 sq. ft. of meeting space, an outdoor pool, business center, sundries shop, and free continental breakfast. The guestroom mix includes 24 king rooms, 44 queen/queen rooms, 7 queen/queen suites, 11 king suites and 1 standard suite. The Holiday Inn Express & Suites – Bossier City Race Track property has 105 surface level parking spaces. The Holiday Inn Express & Suites – Bossier City Race Track property was constructed in March 2012.

The Holiday Inn Express & Suites – Bossier City Race Track property is located along the south side of State Highway 79/80, east of State Highway 79/80’s intersection of Interstate 220, and approximately one-quarter mile north of Interstate 20. The Holiday Inn Express & Suites – Bossier City Race Track property is adjacent to Harrah’s Louisiana Downs, a horse track, casino resort and hotel. The Harrah’s Louisiana Downs has been in operation since 1974 and is situated on an approximately 350-acre site with a 150,000 sq. ft. casino. The Holiday Inn Express & Suites – Bossier City Race Track property is listed as a hotel partner on Harrah’s Louisiana Downs website and serves as a marketing partner.

Hampton Inn & Suites – Bossier City – The Hampton Inn & Suites – Bossier City property is a limited service hotel located at 2691 Viking Drive in Bossier City, Louisiana. The Hampton Inn & Suites – Bossier City property is a four-story, limited-service, lodging facility with 71 guest rooms, approximately 500 sq. ft. of meeting space, an outdoor pool, business center, sundries shop, and free continental breakfast. The guestroom mix includes 7 king rooms, 38 queen/queen rooms and 26 king suites. The Hampton Inn & Suites – Bossier City property has 74 surface level parking spaces. The Hampton Inn & Suites – Bossier City property was constructed in November 2011.

The Hampton Inn & Suites – Bossier City property is located along the north side of Viking Drive, southeast of the intersection formed by Airline Drive and Interstate 220. The Willis-Knighton Bossier Health Center, located approximately one mile northwest of the Hampton Inn & Suites – Bossier City property, is ranked the third best hospital in Louisiana by U.S. News & World Report and specializes in gastroenterology, geriatrics, and pulmonology. The Pierre Bossier Mall, anchored by JC Penney, Sears, Dillard’s, and 70 other retailers, is located approximately two miles south of the Hampton Inn & Suites – Bossier City property. The Pierre Bossier Mall reported sales of $330 PSF as of January 2013. The Louisiana Boardwalk, an open-air mall with approximately 30 stores including Bass Pro Shops is located approximately four miles southwest of the Hampton Inn & Suites – Bossier City property. Across Interstate 220 to the north of the Hampton Inn & Suites – Bossier City property is a retail shopping center anchored by Target.

Holiday Inn Express & Suites – Shreveport Airport – The Holiday Inn Express & Suites – Shreveport Airport property is a limited service hotel located at 5420 Interstate Drive in Shreveport, Louisiana. The Holiday Inn Express & Suites – Shreveport Airport property is a four-story, limited-service, lodging facility with 85 guest rooms, approximately 200 sq. ft. of meeting space, an outdoor pool, business center, sundries shop, and free continental breakfast. The guestroom mix includes 47 king rooms, 21 queen/queen rooms, 11 king suites and 6 standard suites. The Holiday Inn Express & Suites – Shreveport Airport property has 90 parking spaces. The Holiday Inn Express & Suites – Shreveport Airport property was constructed in 2008 and the sponsors have invested approximately $200,000 ($2,353 per room) in capital improvements since construction.

The Holiday Inn Express & Suites – Shreveport Airport property is located one-half mile north of the Shreveport Regional Airport. The Holiday Inn Express & Suites – Shreveport Airport property is located along the north side of Interstate Drive and southwest of the intersection of Interstate 20 and Monkhouse Drive. The Shreveport Regional Airport, the second busiest air cargo airport in the state of Louisiana, is serviced by Delta, United Express, American Eagle, and Allegiant Air. As per Federal Aviation Administration records, the airport had 276,460 passenger boardings in calendar year 2012, up 4.8% from 265,104 boardings in 2011. The airport also opened a $30 million cargo terminal in 2009, serving as an anchor for the Aero Park Industrial Park. Cargo tenants include UPS, FedEx, Integrated Airline Solutions USA Jet, and Empire Airlines. The terminal features wireless access and a restaurant between the two security checkpoints. The airport is an alternate destination for American Airlines flights that cannot land at Dallas-Fort Worth International and United Airlines flights that cannot land at Houston Intercontinental Airport, in each case, due to bad weather. Shreveport is also home to the maintenance hangar for regional feeder ExpressJet Airlines for its fleet of Embraer regional jet aircraft.

Environmental Matters.    The Phase I environmental reports dated between April 11, 2014 and April 15, 2014 recommended no further action at the Sunrise Hospitality Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

The Market.

West Monroe – The Holiday Inn Express & Suites – West Monroe property is located in West Monroe, Louisiana within the Monroe metropolitan statistical area. West Monroe hosts 150–200 conventions annually, which generate over $5.0 million in annual economic impact. Some of the largest generators of commercial room night demand in the West Monroe area include Coca Cola, Entergy, Georgia Pacific, CenturyLink HQ, Graphic Packaging, Berry Plastics, JP Morgan Chase, Marsala Beverage, Bancroft Bag, and Voith Paper. Leisure demand is a significant component of the local lodging industry as well. Leisure attractions in the area include University of Louisiana - Monroe, Louisiana Purchase Zoo, Monroe Convention Center, Ike Hamilton Expo Center, Pecanland Mall, Antique Alley, and Duck Commander.

Shreveport – The Holiday Inn Express & Suites – Shreveport South Park Plaza property, the Holiday Inn Express & Suites – Bossier City Race Track property, the Hampton Inn & Suites – Bossier City property and the Holiday Inn Express & Suites – Shreveport Airport property are located in Shreveport and Bossier City, Louisiana within the Shreveport metropolitan statistical area. Large generators of commercial room night demand in the Shreveport area include AEP Southwestern Electric Power Company, Barksdale Air Force Base, Bass Pro Shops, Diamond Jack’s Casino Resort, Gorman Group/Tango Transport, Libbey Glass Inc., LSU Health Sciences Board, Red River Sanitors Inc., and the University of Louisiana Shreveport. Leisure attractions in the area include the Boomtown Casino, Bossier City Boardwalk, El Dorado Casino, Harrah’s Louisiana Downs, Louisiana Boardwalk, Margaritaville Casino, Red River District, Splash Kingdom Waterpark, and Yost Ice Arena.

According to a market research report, the Sunrise Hospitality Portfolio Properties are located in the Louisiana North hotel market. As of February 2014, there are 222 hotels and motels consisting of 19,982 rooms in the Louisiana North hotel market. The upper midscale class of the Louisiana North hotel market, which consists of 44 properties totaling 3,859 rooms, reported an occupancy rate of 58.8%, an ADR of $93.82, and RevPAR of $55.15 for the trailing 12 months ending February 2014.

Cash Flow Analysis.

Cash Flow Analysis
	2011(1)	2012(1)	2013	T-12 3/31/2014	U/W	U/W per Room
Occupancy	76.0%	68.3%	68.9%	70.3%	70.3%
ADR	$109.21	$105.01	$102.43	$103.17	$103.17
RevPAR	$82.98	$71.76	$70.61	$72.55	$72.55

Room Revenue	$7,688,689	$10,131,215	$10,308,337	$10,591,686	$10,591,686	$26,479
Other Revenue(2)	99,284	132,587	114,300	109,017	109,017	273
Total Dept. Revenue	$7,787,973	$10,263,802	$10,422,637	$10,700,703	$10,700,703	$26,752
Total Dept. Expenses	1,719,853	2,352,425	2,506,496	2,607,931	2,607,931	6,520
Total Dept. Profit	$6,068,120	$7,911,377	$7,916,141	$8,092,772	$8,092,772	$20,232
Undistributed Expenses	2,387,119	3,238,075	3,425,558	3,533,726	3,379,758	8,449
Total Fixed Expenses	370,734	531,818	594,158	592,944	600,053	1,500
Net Operating Income	$3,310,267	$4,141,484	$3,896,425	$3,966,101	$4,112,961	$10,282
FF&E	0	0	0	0	428,028	1,070
Net Cash Flow	$3,310,267	$4,141,484	$3,896,425	$3,966,101	$3,684,933	$9,212

(1)
The Holiday Inn Express & Suites – Bossier City Race Track property opened in March 2012 and is not reflected in 2011 or a portion of the 2012 figures and the Hampton Inn & Suites – Bossier City property opened in November 2011 and is not reflected in 2011 figures.

(2)	Other Revenue includes telephone charges, vending machine revenue and guest laundry revenue.

Property Management.    The Sunrise Hospitality Portfolio Properties are managed by Barron Property Management, LLC, an affiliate of the borrowers.

Lockbox / Cash Management.    The Sunrise Hospitality Portfolio Loan is structured with a springing hard lockbox and springing cash management. Following the commencement of a Cash Management Trigger Event Period (as defined below) all rents and other payments are required to be deposited directly into a clearing account controlled by the lender. So long as no Cash Management Trigger Event Period exists, all funds in the clearing account shall be released to the borrower. During the existence of a Cash Management Trigger Event Period, all funds in the clearing account shall be swept daily into an account controlled by the lender (the “Cash Management Account”) and all funds in the Cash Management Account shall be applied by the lender to payments of debt service, required reserves, approved operating expenses and other items required under the loan documents and, in the absence of any Cash Sweep Event Period (as defined below), the remaining cash flow will be released to the borrower. During the existence of any

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Cash Sweep Event Period, the remaining cash flow shall either be deposited into the PIP Reserve account or held by the lender as additional collateral for the loan, depending upon the applicable Cash Sweep Event Period.

A “Cash Management Trigger Event Period” will exist (a) during a Cash Sweep Event Period, or (b) if the DSCR based on the trailing 12-month period immediately preceding the date of determination falls below 1.10x, until such time that the DSCR is greater than 1.20x for two consecutive quarters.

A “Cash Sweep Event Period” will exist (i) during an event of default under the loan documents, (ii) upon a bankruptcy action of any borrower or guarantor, until such time that the bankruptcy action has been discharged, stayed or dismissed within 30 days, (iii) upon a bankruptcy action, felony indictment or an indictment for fraud of manager or any director or officer of an affiliated manager, until such time that such property manager has been replaced in accordance with the loan documents or bankruptcy action has been discharged, stayed or dismissed within 120 days, (iv) if the DSCR based on the trailing 12-month period immediately preceding the date of determination falls below 1.10x, until such time that the DSCR is greater than 1.20x for two consecutive quarters, (v) during a Franchise Three Month Trigger Event (as defined below), (vi) if, with respect to an individual property, twelve months prior to the applicable franchise agreement’s expiration date the applicable franchise agreement has not been extended, until such time that the applicable franchise agreement has been extended or replaced and if a PIP is required in connection with such extension or replacement, the franchise budget deficiency is equal to 0, (vii) during a PIP Franchise Trigger Event (as defined below) or (viii) upon the approval by the lender of a new property improvement plan with respect to any individual property in accordance with the terms of the loan documents (unless as of the date of such approval, the franchise budget deficiency with respect to the applicable individual property is zero).

A “Franchise Three Month Trigger Event” will exist, with respect to an individual property, if (a) the applicable franchise agreement has not been extended three months prior to its expiration date, until the applicable franchise agreement has been extended or replaced, or (b) three months prior to the applicable franchise agreement’s expiration date a new property improvement plan (and the related budget) with respect to the applicable individual property has not been approved by the lender, until such time that the new property improvement plan has been approved by the applicable lender, borrowers and franchisor and the franchise budget deficiency equals zero.

A “PIP Franchise Trigger Event” will exist if (i) the franchisor of a franchise agreement relating to any individual property gives notice of its intent to terminate or not extend or renew the applicable franchise agreement, until such time that the franchise agreement is renewed or replaced and (a) either to satisfaction of all other requirements of a new property improvement plan or (b) following approval by lender of a property improvement plan, the franchise budget deficiency is 0, (ii) any event of default shall occur under any franchise agreement, until such time that the default is cured in a manner acceptable to lender or a replacement franchise agreement is entered into subject to certain conditions, or (iii) any franchisor is the subject of any bankruptcy action, until such time that the action is dismissed or discharged or a replacement franchise agreement is entered into subject to certain conditions.

Initial Reserves.    At closing, the borrowers deposited (i) $252,687 into a tax reserve account and (ii) $387,875 into the current PIP renovation reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are currently required to deposit reserves of (i) $38,803 into the tax reserve account, (ii) 1/12 of the estimated annual insurance premiums if the Insurance Deposit Waiver Conditions (as defined below) are not met and (iii) 1/12 of 4.0% of the prior year’s gross income from operations into the FF&E reserve account which currently equates to $35,058.

The “Insurance Deposit Waiver Conditions” means the satisfaction of all of the following: (i) no event of default has occurred under the Sunrise Hospitality Portfolio Loan and is continuing, (ii) the borrower maintains in full force and effect a blanket insurance policy that complies with all the terms and conditions of the loan agreement and is otherwise acceptable to the lender in all respects, (iii) such blanket insurance policy is approved by the lender in writing and (iv) at least 30 days prior to the expiration of such blanket insurance policy, the borrowers provide to the lender written evidence of renewal of such policy and paid receipts for the payment of the insurance premiums prior to the expiration of such policy.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Partial Release.    The Sunrise Hospitality Portfolio Loan documents permit the borrowers to obtain the release of an individual property from the lien of the related mortgage subject to, among other things, (i) no event of default has occurred and is continuing under the loan documents, (ii) delivery of the release price equal to 105% of the allocated loan amount for the first release, 115% of the allocated loan amount for the second release, and 125% of the allocated loan amount in connection with any other release together with the yield maintenance premium.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

West Monroe, Bossier City and Shreveport, LA	Collateral Asset Summary – Loan 9 Sunrise Hospitality Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,962,103 69.9% 1.72x 12.1%

Monroe
West Monroe
CLAIBORNE
DOWNTOWN
EAST PARKVIEW
Brownsville-Bawcomville
Monroe Surgical Hospital
Brown Stadium
University of Louisiana-Monroe
Sunshine Heights Shopping Center
Glenwood Mall
Cornerstone Hospital
Glenwood Reg Med Ctr
Twin City Shopping Center
Biedenharn Museum & Garden
Danville Plaza Shopping Center
Chennault Aviation & Military
MONROE REGIONAL AIRPORT
Northeast Louisiana Children's Museum
Antique Alley
Monroe Civic Center
St Francis Medical Center
Pecanland Mall
Lousiana Delta Community College
Masur Museum of Art
Shoppers Village Shopping Center
Chenière Lake
Ouachita River
MILLHAVEN RD
NEW NATCHITOCHES RD
SMITH ST
CYPRESS ST
THOMAS RD
COLEMAN AVE
WINNSBORO RD
GARRETT RD
JACKSON ST
MLK JR DR
S 2ND ST
DESIARD ST
LOUISVILLE AVE
WALLACE RD
WELL RD
JONESBORO RD
165
80
20
15
594
34
838
616

Shreveport
Bossier City
DOWNTOWN RIVERFRONT
Southern University At Shreveport
SHREVEPORT DOWNTOWN AIRPORT
Harrah's Louisiana Downs
Louisiana Boardwalk
Cross Lake
BARKSDALE AIR FORCE BASE
Christus Schumpert Health System
Willis-Knighton Medical Center
Independence Stadium
LSU Health Sciences Center
Mall St Vincent
Shreve City Shopping Center
SHREVEPORT REGIONAL AIRPORT
Kings Crossing
LSU-Shreveport
HOLLYWOOD AVE
W 70TH ST
E 70TH
KINGS HWY
STONER AVE
LAKESHORE DR
MILAM
E TEXAS
OLD MINDEN
BENTON RD
BARKSDALE BLVD
CLYDE FANT MEMORIAL PKY
MANSFIELD RD
LINWOOD AVE
JEWELLA AVE
YOUREE DR
LINE AVE
HEARNE
220
20
49
71
173
3105
3132
511
80
79
1

## SUNRISE HOSPITALITY PORTFOLIO

| | Property Name | Address | City | State | Zip Code |
|---|---|---|---|---|---|
| 1 | Holiday Inn Express & Suites - West Monroe | 603 Constitution Drive | West Monroe | LA | 71292 |
| 2 | Holiday Inn Express & Suites - Shreveport South Park Plaza | 8751 Park Plaza Drive | Shreveport | LA | 71105 |
| 3 | Holiday Inn Express & Suites - Bossier City Race Track | 7970 East Texas Street | Bossier City | LA | 71111 |
| 4 | Hampton Inn & Suites - Bossier City | 2691 Viking Drive | Bossier City | LA | 71111 |
| 5 | Holiday Inn Express & Suites - Shreveport Airport | 5420 Interstate Drive | Shreveport | LA | 71109 |

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	John Alan Sfire
Borrowers:	Deerpath Court Retail Center LLC; Village Square Retail Center LLC
Original Balance:	$31,000,000
Cut-off Date Balance:	$31,000,000
% by Initial UPB:	2.9%
Interest Rate:	4.5225%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 60 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management:	Springing Hard / Springing

Reserves(1)
	Initial	Monthly
Environmental Insurance:	$13,352	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$85
Balloon Balance / Sq. Ft.:	$78
Cut-off Date LTV:	69.2%
Balloon LTV:	63.4%
Underwritten NOI DSCR(2):	1.94x
Underwritten NCF DSCR(2):	1.78x
Underwritten NOI Debt Yield:	11.8%
Underwritten NCF Debt Yield:	10.8%
Underwritten NOI Debt Yield at Balloon:	12.9%
Underwritten NCF Debt Yield at Balloon:	11.8%

Property Information
Single Asset / Portfolio:	Portfolio of two properties
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Lake Zurich, IL
Year Built / Renovated:	Various
Total Sq. Ft.:	363,049
Property Management:	Fidelity Group, Ltd.
Underwritten NOI(3):	$3,672,611
Underwritten NCF:	$3,360,035
Appraised Value:	$44,800,000
Appraisal Date:	March 13, 2014

Historical NOI
Most Recent NOI(3):	$3,078,597 (T-12 February 28, 2014)
2013 NOI(3):	$3,027,811 (December 31, 2013)
2012 NOI:	$3,268,309 (December 31, 2012)
2011 NOI:	$3,133,108 (December 31, 2011)

Historical Occupancy
Current Occupancy:	97.8% (April 1, 2014)
2013 Occupancy:	98.5% (December 31, 2013)
2012 Occupancy:	91.5% (December 31, 2012)
2011 Occupancy:	89.8% (December 31, 2011)
(1)
The borrowers are not required to deposit tax, insurance or replacement reserves. In lieu of these reserves, the sponsor has guaranteed an amount equal to 10% of the Village Square and Deerpath Court Loan. The sponsor has total assets, net worth, and liquidity as of March 12, 2014 of approximately $76.2 million, $71.7 million, and $1.5 million, respectively. See “Reserves” section herein.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.58x and 2.36x, respectively.
(3)
Underwritten NOI is greater than Most Recent and 2013 NOI due to recent leasing at the Village Square and Deerpath Court Properties. In 2014 six tenants have executed leases at the Village Square and Deerpath Court Properties including American Sale (38,920 sq. ft., 5.8% of U/W Base Rent) and Sports Authority (13,000 sq. ft., 4.2% of U/W Base Rent).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Property Name	Location	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy
Village Square	Lake Zurich, IL	209,997	1974/1989	$19,098,214	$27,600,000	96.2%
Deerpath Court	Lake Zurich, IL	153,052	1990/NAP	11,901,786	17,200,000	100.0%
Total / Wtd. Average:		363,049		$31,000,000	$44,800,000	97.8%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)(3)
Non-Collateral Anchor
WalMart Supercenter	AA/Aa2/AA	150,102	NAP	NAP	NAP	NAP	NAP

Major Tenants
American Sale	NR/NR/NR	38,920	10.7%	2/28/2017(5)	$6.00	NAP	NAP
T.J. Maxx	NR/A3/A+	28,000	7.7%	1/31/2019(6)	$8.00	NAP	NAP
Office Max, Inc.	NR/B3/NR	23,500	6.5%	1/31/2019(7)	$11.00	$181	8.3%
Goodwill Store & Donation Ctr	NR/NR/NR	21,705	6.0%	12/31/2018(8)	$9.16	NAP	NAP
Sears Appliance and Hardware Store	CCC/Caa1/CCC+	21,069	5.8%	10/31/2015(6)	$7.50	NAP	NAP
Petco	NR/B3/B	18,810	5.2%	1/31/2024(8)	$11.00	NAP	NAP
Sports Authority(4)	NR/B3/B-	13,000	3.6%	3/31/2024(7)	$13.00	NAP	NAP
Jo-Ann Fabrics	NR/NR/NR	12,345	3.4%	MTM	$9.00	$86	15.3%
Dollar Tree	NR/NR/NR	12,000	3.3%	9/30/2017(6)	$10.00	NAP	NAP
Party City	NR/B3/B	12,000	3.3%	1/31/2018(6)	$13.50	NAP	NAP
Subtotal		201,349	55.5%

Other In-line Tenants	Various	153,771	42.4%		$14.75
Total Occupied Collateral		355,120	97.8%

Vacant	NAP	7,929	2.2%
Total		363,049	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost (% of Sales) are based on 2013 total sales figures.
(3)	Occupancy Cost (% of Sales) is based on Annual U/W Base Rent PSF and U/W expense recoveries.
(4)	Sports Authority has taken occupancy of its space but has not yet begun paying rent. Per the sponsor, Sports Authority is expected to open for operations and begin paying rent by May 17, 2014.
(5)	American Sale has one two-year option and two five-year renewal options remaining.
(6)	T.J. Maxx, Sears Appliance and Hardware Store, Dollar Tree and Party City each have two five-year renewal options remaining.
(7)	Office Max, Inc. and Sports Authority each have three five-year options remaining.
(8)	Goodwill Store & Donation Ctr and Petco each have four five-year renewal options remaining.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent PSF(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	2	13,845	3.8%	13,845	3.8%	$9.38	3.2%	3.2%
2014	8	12,080	3.3%	25,925	7.1%	$17.10	5.0%	8.2%
2015	8	44,348	12.2%	70,273	19.4%	$11.97	12.9%	21.1%
2016	10	23,972	6.6%	94,245	26.0%	$11.64	6.8%	27.9%
2017	12	88,339	24.3%	182,584	50.3%	$9.25	19.9%	47.8%
2018	8	58,187	16.0%	240,771	66.3%	$12.67	17.9%	65.7%
2019	7	69,169	19.1%	309,940	85.4%	$11.12	18.7%	84.4%
2020	3	10,170	2.8%	320,110	88.2%	$16.76	4.1%	88.6%
2021	0	0	0.0%	320,110	88.2%	$0.00	0.0%	88.6%
2022	2	1,600	0.4%	321,710	88.6%	$46.61	1.8%	90.4%
2023	1	1,600	0.4%	323,310	89.1%	$12.30	0.5%	90.9%
2024	2	31,810	8.8%	355,120	97.8%	$11.82	9.1%	100.0%
Thereafter	0	0	0.0%	355,120	97.8%	$0.00	0.0%	100.0%
Vacant	NAP	7,929	2.2%	363,049	100.0%	NAP	NAP
Total / Wtd. Avg.	63	363,049	100.0%			$11.57	100.0%
(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through June 30, 2015.
(3)
Annual U/W Base Rent PSF, % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.    The Village Square and Deerpath Court loan (the “Village Square and Deerpath Court Loan”) is a fixed rate loan secured by the borrowers’ respective fee simple interests in two anchored shopping centers totaling 363,049 sq. ft. located at 461-513 South Rand Road/719-795 West Route 22 and 696-832 South Rand Road in Lake Zurich, Illinois (the “Village Square Property” and the “Deerpath Court Property”, and together, the “Village Square and Deerpath Court Properties”) with an original principal balance of $31.0 million. The Village Square and Deerpath Court Loan has a 10-year term and amortizes on a 30-year schedule after an initial 60 month interest only period. The Village Square and Deerpath Court Loan accrues interest at a fixed rate equal to 4.5225% and has a cut-off date balance of $31.0 million. Loan proceeds were used to refinance existing debt of approximately $28.4 million, pay closing costs of $343,035, and return equity to the sponsors of approximately $2.2 million. Based on the aggregate appraised value of $44.8 million as of March 13, 2014, the cut-off date LTV ratio is 69.2%. The most recent prior financings of the Village Square and Deerpath Court Properties were included in the CSFB 2004-C4 securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$31,000,000	100.0%	Loan Payoff	$28,438,156	91.7%
			Closing Costs	$343,035	1.1%
			Return of Equity	$2,218,808	7.2%
Total Sources	$31,000,000	100.0%	Total Uses	$31,000,000	100.0%

The Borrower / Sponsor.    The borrowers, Village Square Retail Center LLC and Deerpath Court Retail Center LLC, are single purpose Delaware limited liability companies structured to be bankruptcy-remote, each with two independent directors in their organizational structures. The sponsor of the borrowers and the nonrecourse carve-out guarantor and 10% payment guarantor is John Alan Sfire.

Both borrowers are controlled by John Alan Sfire. John Alan Sfire, an experienced local real estate owner and operator, founded Fidelity Group, Ltd. in 1987. The Fidelity Group Ltd. (“Fidelity”) develops, builds, owns and manages commercial real estate developments.  Fidelity and its affiliated companies have developed over 850,000 sq. ft. of retail and office space, the majority of which Fidelity still owns and manages. The majority of these properties are located in the Lake Zurich area.  Fidelity Construction Company was established in the early 1990s to build Fidelity’s projects, handle tenant build-outs and provide landscape and snow plowing services for the Fidelity family of properties.

The Properties.    The Village Square and Deerpath Court Properties consist of the borrowers’ respective fee simple interest in two anchored shopping centers totaling 363,049 sq. ft. located in Lake Zurich, Illinois, approximately 33.7 miles northwest of the Chicago central business district. The Village Square Property consists of a 209,997 sq. ft. shopping center constructed in 1974 and expanded in 1989 on a 19.64-acre lot. The Deerpath Court Property consists of a 153,052 sq. ft. shopping center constructed in 1990 on a 13.97-acre

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

lot. The Village Square and Deerpath Court Properties are located approximately one mile apart on Rand Road, a major retail and commercial corridor serving the surrounding residential communities. Retail anchors along Rand Road include WalMart Supercenter, Costco, Target, Home Depot, Barnes and Noble, and Best Buy.

Major tenants at the Village Square Property include T.J. Maxx, Office Max, Inc., Petco, Sports Authority, Dollar Tree, Party City, and Trader Joe’s. Home Depot and Target are located in a retail center adjacent to the Village Square Property. The Village Square Property includes 950 parking spaces, which equates to a parking ratio of 4.52 spaces per 1,000 sq. ft. of NRA. The Village Square Property is a part of a shopping center containing six outparcel buildings, including four buildings which are located on lots that are not collateral for the Village Square and Deerpath Court Loan that are occupied by Taco Bell, GameStop, FedEx and American Chartered Bank. According to a market research report the 2014 estimated population within a one-, three-, and five-mile radius of the Village Square Property is 6,033, 40,943 and 86,989, respectively, and the average household income within a one-, three-, and five-mile radius is $124,498, $134,387, and $129,132, respectively. As of April 1, 2014, the Village Square Property was 96.2% occupied by 40 tenants.

The Deerpath Court Property is shadow-anchored by a WalMart Supercenter, and contains major tenants American Sale, Goodwill Store & Donation Ctr, Sears Appliance and Hardware Store, and Jo-Ann Fabrics. The Deerpath Court Property is a part of a shopping center that contains five outparcel buildings, including two buildings which are located on lots that are not collateral for the Village Square and Deerpath Court Loan and are occupied by Oberweiss, Back to Bed and Chaser’s Sports Bar & Grill. The Deerpath Court Property includes 910 parking spaces, which equates to a parking ratio of 5.83 spaces per 1,000 sq. ft. of NRA. According to a market research report the 2014 estimated population within a one-, three-, and five-mile radius of the Deerpath Court Property is 8,005, 40,763 and 97,675, respectively, and the average household income within a one-, three-, and five-mile radius is $121,107, $135,369, and $124,267, respectively. As of April 1, 2014, the Deerpath Court Property was 100.0% occupied by 27 tenants.

Environmental Matters.    The Phase I environmental reports delivered in March 2014 recommended no further action at the Village Square and Deerpath Court Properties, however, the Phase I environmental report for the Village Square Property indicated the existence of a recognized environmental condition. A dry cleaning facility, John’s Cleaners, has operated at the Village Square Property since 1984. A Phase II Subsurface Investigation conducted on April 17, 2002 reported soil sample concentrations of tetrachloroethene, detected at a concentration above laboratory method detection limits, however, below the most stringent Illinois Environmental Protection Agency (“IEPA”) levels and the Village Square Property received a No Further Remediation determination from the IEPA in December 2007. Two environmental impairment liability insurance policies (one providing coverage for existing conditions and one providing coverage for new conditions) are in place at the Village Square Property.

The Market.    The Village Square and Deerpath Court Properties are located approximately 33.7 miles northwest of the Chicago central business district, within the Chicago Metropolitan Statistical Area (“MSA”). The Chicago MSA is located in the northeast corner of Illinois and is the third largest MSA in the United States. Chicago is a major Great Lakes port and is considered the commercial, financial, industrial, and cultural center of the Midwest. The Chicago region is a major warehouse and distribution hub, supported by its comprehensive network of highway, water, rail and air routes. According to the appraiser, the Chicago MSA had an estimated population of approximately 9.6 million for the year 2014 and an unemployment rate of 9.4% as of September 2013.

According to a third-party market research report, the Village Square and Deerpath Court Properties are located in the Chicago retail market and the Lake/McHenry submarket. As of the year-end 2013, the Chicago retail market contained approximately 102.1 million sq. ft. of retail space with a vacancy rate of 10.9%, down from 11.5% as of the year-end 2012, and an asking rent of $19.28 PSF, up from $19.06 PSF as of the year-end 2012. As of the year-end 2013, the Lake/McHenry submarket contained approximately 14.9 million sq. ft. of retail space with a vacancy rate of 12.5%, down from 13.6% as of the year-end 2012, and an asking rent of $20.45 per sq. ft., up from $20.38 PSF as of the year-end 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Cash Flow Analysis.

Cash Flow Analysis
	2012	2013	T-12 2/28/2014	U/W	U/W PSF
Base Rent(1)	$3,639,430	$3,388,959	$3,459,758	$4,052,199	$11.16
Vacancy Gross Up	0	0	0	107,200	0.30
Rent Steps(2)	0	0	0	57,664	0.16
Percentage Rent	50,240	45,148	44,880	0	0.00
Gross Potential Rent	$3,689,670	$3,434,107	$3,504,638	$4,217,063	$11.62
Total Recoveries	1,115,430	1,243,520	1,294,389	1,591,668	4.38
Total Other Income	9,174	8,729	8,723	9,400	0.03
Less: Vacancy(3)	0	0	0	(346,783)	(0.96)
Effective Gross Income	$4,814,274	$4,686,356	$4,807,750	$5,471,348	$15.07
Total Operating Expenses	1,545,965	1,658,545	1,729,152	1,798,737	4.95
Net Operating Income	$3,268,309	$3,027,811(4)	$3,078,597(4)	$3,672,611(4)	$10.12
TI/LC	0	0	0	239,967	0.66
Capital Expenditures	0	0	0	72,610	0.20
Net Cash Flow	$3,268,309	$3,027,811	$3,078,597	$3,360,035	$9.26
(1)	U/W Base Rent is based on the rent roll dated April 1, 2014.
(2)	U/W Rent Steps includes contractual rent increases through June 30, 2015.
(3)	U/W Vacancy represents 6.0% of gross revenues and includes a 3.4% underwriting adjustment. As of April 1, 2014, the Village Square and Deerpath Court Properties were 97.8% occupied.
(4)
U/W Net Operating Income is greater than T-12 2/28/2014 and 2013 Net Operating Income due to recent leasing at the Village Square and Deerpath Court Properties. In 2014 six tenants have executed leases at the Village Square and Deerpath Court Properties including American Sale (38,920 sq. ft., 5.8% of U/W Base Rent) and Sports Authority (13,000 sq. ft., 4.2% of U/W Base Rent).

Property Management.    The Village Square and Deerpath Court Properties are managed by Fidelity Group, Ltd., an affiliate of the borrowers.

Lockbox / Cash Management.    The Village Square and Deerpath Court Loan is structured with a springing hard lockbox and springing cash management. Upon the first occurrence of a Cash Management Trigger Event (as defined below) and thereafter until the loan is repaid or defeased in full, the borrowers are required to establish a lender-controlled lockbox account and a lender-controlled cash management account. Upon the occurrence of a Cash Management Trigger Event, the borrowers are required to direct all tenants to deposit rent directly into the lockbox account and the borrowers are required to deposit all rents and other payments received by the borrowers or the property manager into the lockbox account within one business day of receipt. Funds deposited into the lockbox account will be swept on a daily basis into the cash management account and disbursed in accordance with the Village Square and Deerpath Court Loan documents. During a Cash Management Trigger Event all excess cash will be swept into a lender-controlled account and held as additional collateral. Upon termination of the Cash Management Trigger Event, all excess cash will be released to the borrowers.

A “Cash Management Trigger Event” will commence upon: (i) an event of default under the Village Square and Deerpath Court Loan, (ii) a bankruptcy action of a borrower, sponsor or manager, (iii) the indictment of, or the indictment of an officer of, a borrower, sole member, guarantor, or manager for a felony or any charge related to fraud that is not dismissed with prejudice within 30 days, or (iv) if certain required repairs are not completed within twelve months after the closing of the Village Square and Deerpath Court Loan. A Cash Management Trigger Event will end with respect to clause (i), if the event of default has been cured; with respect to clause (ii), if the bankruptcy action is discharged, stayed or dismissed within 30 days and the lender determines that the bankruptcy action does not materially increase monetary obligations on behalf of the borrowers, sponsor or manager, or impede their ability to perform its obligations; with respect to clause (iii), with respect to a manager that is not a borrower affiliate, the replacement of such manager with a qualified manager; and with respect to clause (iv), upon completion of such required repairs or upon the borrower depositing an amount equal to 125% of the estimated cost to complete such required repairs into a required repair reserve account.

Reserves.    The borrowers are not required to deposit tax, insurance, or replacement reserves. In lieu of these reserves, the sponsor has guaranteed an amount equal to 10% of the Village Square and Deerpath Court Loan. In addition, the borrowers were not required to deposit any required repair reserves. In lieu of required repair reserves at closing, (i) the sponsor executed a completion guaranty for such repairs and (ii) the loan documents provide that if the borrower fails to complete the required repairs within 12 months of origination of the Village Square and Deerpath Court Loan, excess cash will be swept until 125% of the cost to complete the repairs has been reserved. The sponsor has total assets, net worth, and liquidity as of March 12, 2014 of approximately $76.2 million, $71.7 million and $1.5 million, respectively. At origination, $13,352 was deposited into the Environmental Insurance Reserve account for the renewal of the environmental insurance policy relating to new conditions upon expiration of its initial five year term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

MIDWEST MOTORS
AVIS
LUBE RITE
REMINGTON MUFFLER & BRAKE
SPARKS
Firestone
LZ FASHIONISTA RESALE
STERLING PLUS
CITGO
GORDANO'S
SYLVAN LEARNING CENTER
W. KIM TAE KWON DO
ROCK'N RIBS
VACANT
DUNKIN' DONUTS
AMERICA RUNS ON DUNKIN'
RadioShack
SAVANAH'S FURNITURE & MATTRESS
LAKE ZURICH TRAVEL, INC.
T.J.maxx
SPORTS AUTHORITY
OfficeMax
VACANT
MAIDPRO OF LAKE ZURICH
CINAMMON VEGGIE BISTRO
STUDIO M
KOBE EAST SUSHI BAR
DirectBuy
CLAY MONET
FANCY ART
VACANT
JOHN'S CLEANERS
YOUNG SONG, DDS
LA TAN
KOBE JAPANESE RESTAURANT
DOLLAR TREE
TRADER JOE'S
LAKE ZURICH OPEN MRI
Great Clips
PETCO
Where the pets go.
Party City
RAND ROAD U.S. ROUTE 12
COURTLAND AVENUE
ILLINOIS STATE ROUTE 22
Anchor and Major Tenants
Non Anchor / In-line
Vacant
Not Part of the Collateral
N

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Lake Zurich, IL 60047	Collateral Asset Summary – Loan No. 10 Village Square and Deerpath Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$31,000,000 69.2% 1.78x 11.8%

Village Square
461-513 South Rand Road & 719-795 West Route 22
Lake Zurich, IL 60047
Deerpath Court
696-832 South Rand Road
Lake Zurich, IL 60047
Lake Zurich
Grayslake
Park City
Hainesville
Campbell Airport
Round Lake Park
Libertyville Sports Complex
North Chicago
Green Oaks
Libertyville
University Of St Mary Of The Lake
Mundelein
Mettawa
Westfield Hawthorn
Lake Forest
Tower Lakes
Hawthorn Woods
Vernon Hills
Indian Creek
Fox River Grove
Advocate Good Shepherd Hospital
Kildeer
Long Grove
Lincolnshire
Bannockburn
Trinity International University
Buffalo Grove
Riverwoods
Deer Park
Deer Park Town Center
Barrington
Barrington Hills
Deer Grove Center
Wheeling
Inverness
Palatine
Chicago Executive Airport
Town And Country Mall
Prospect Heights
Arlington Park Race Track
South Barrington
The Arboretum
Sears Centre
Harper College
Rolling Meadows
Arlington Heights
Randhurst Shopping Center
Mt Prospect
Oakton Community College-Des Plaines
Hoffman Estates
St Alexius Medical Center
Woodfield Village Green
Northwest Community Hospital
Woodfield Mall
The Streets Of Woodfield
Des Plaines
Schaumburg
Prairie Towne Center
Streamwood
Elk Grove Village
Allstate Arena
Chicago O'Hare International Airport
Hanover Park
Schaumburg Regional Airport
Roselle
Itasca
Lake Michigan
Chicago
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

600 and 701 Creekside Lane Lititz, PA 17543	Collateral Asset Summary – Loan No. 11 Newport Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,650,000 68.2% 1.27x 8.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Laralee Bash; Nathan Yoder
Borrower:	Newport Commons I, LLC; Newport Commons II, LLC
Original Balance:	$28,650,000
Cut-off Date Balance:	$28,650,000
% by Initial UPB:	2.7%
Interest Rate:	4.8200%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt(1):	$2,000,000 Preferred Equity
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management:	Soft / In Place

Reserves
	Initial	Monthly
Taxes:	$241,847	$31,756
Insurance:	$6,740	$6,740
Replacement:	$0	$7,130
Required Repairs:	$29,625	NAP

Financial Information
Cut-off Date Balance / Unit:	$97,782
Balloon Balance / Unit:	$84,222
Cut-off Date LTV:	68.2%
Balloon LTV:	58.8%
Underwritten NOI DSCR(2):	1.32x
Underwritten NCF DSCR(2):	1.27x
Underwritten NOI Debt Yield:	8.3%
Underwritten NCF Debt Yield:	8.0%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Lititz, PA
Year Built / Renovated:	2004, 2007, 2010 / NAP
Total Units(3):	293
Property Management:	Warrior Run Development Corp.
Underwritten NOI:	$2,382,480
Underwritten NCF:	$2,296,924
Appraised Value:	$42,000,000
Appraisal Date:	March 4, 2014

Historical NOI
2013 NOI:	$2,362,153 (December 31, 2013)
2012 NOI:	$2,379,792 (December 31, 2012)
2011 NOI:	$2,147,235 (December 31, 2011)

Historical Occupancy(3)
Current Occupancy:	94.9% (February 28, 2014)
2013 Occupancy:	96.3% (December 31, 2013)
2012 Occupancy:	95.4% (December 31, 2012)
2011 Occupancy:	94.4% (December 31, 2011)
(1)
Arbor Newport PE, LLC, a wholly-owned subsidiary of Arbor Realty Trust, Inc., provided $2.0 million of preferred equity financing that is coterminous with the mortgage loan. The preferred equity accrues interest at a rate of 14.0000%, payable monthly, and requires mandatory redemption based on a 30-year amortization schedule. In addition to scheduled amortization, the preferred equity holder is entitled to certain additional amortization from available excess cash flow during the first 24 months of the preferred equity term. The preferred equity holder and the lender entered into a recognition agreement which grants the preferred equity holder, among other things, limited notice and cure rights with respect to defaults.

(2)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.70x and 1.64x, respectively.
(3)	Total Units and Occupancy do not include five commercial units, which are fully leased. Rent associated with these commercial units accounts for approximately 3.3% of in place rents.

TRANSACTION HIGHLIGHTS

■
Experienced Local Management / Sponsorship. Headquartered in Turbotville, Pennsylvania, Warrior Run Development Corp. (“WRDC”) was formed in 1984 and manages 71 multifamily communities totaling over 2,200 units throughout Pennsylvania. WRDC has been involved with the property since its development. Laralee Bash has been involved in real estate finance, sales, leasing development and management for over 25 years and owns seven multifamily properties totaling 1,458 units, all of which are located in Pennsylvania. Nathan Yoder has over 19 years of real estate experience specializing in the development and management of multifamily properties throughout Pennsylvania and has supervised and managed the development and operations of over 70 housing complexes since 1994.

■
Market. The property is located in Lititz, Pennsylvania, approximately 10 miles north of Lancaster and is part of the Lancaster apartment submarket within the greater Philadelphia apartment market. As of year-end 2013, vacancy in the submarket was 2.2%, a slight decrease over the prior year’s level of 2.6%. Submarket vacancy is expected to remain below 3.0% through 2018.

■
Amenities. Individual units feature a balcony/patio, air conditioning, dishwasher and laundry closet with washer/dryer hookups (most units include a stacked washer/dryer). The property’s common amenities include a pool, fitness center, clubhouse, playground, business center and storage.

■	Performance. Between year-end 2011 and year-end 2013, NOI increased 10.0%. Over this same period, occupancy averaged 95.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

111 Grande Oaks Drive Fayetteville, NC 28314	Collateral Asset Summary – Loan No. 12 Preserve at Grande Oaks	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,400,000 72.1% 1.28x 8.3%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Charles F. Weber
Borrower:	The Preserve at Grande Oaks SPE, LLC
Original Balance:	$27,400,000
Cut-off Date Balance:	$27,400,000
% by Initial UPB:	2.6%
Interest Rate:	4.8000%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Springing Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$142,457	$28,491
Insurance:	$6,213	$6,213
Replacement:	$0	$6,358
Holdback(2):	$200,000	NAP

Financial Information
Cut-off Date Balance / Unit:	$86,984
Balloon Balance / Unit:	$76,669
Cut-off Date LTV:	72.1%
Balloon LTV:	63.6%
Underwritten NOI DSCR(3):	1.32x
Underwritten NCF DSCR(3):	1.28x
Underwritten NOI Debt Yield:	8.3%
Underwritten NCF Debt Yield:	8.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Fayetteville, NC
Year Built / Renovated:	2002, 2006 / NAP
Total Units:	315
Property Management:	Morganton Management and Development, LLC
Underwritten NOI:	$2,280,029
Underwritten NCF:	$2,201,279
Appraised Value:	$38,000,000
Appraisal Date:	March 21, 2014

Historical NOI(4)
Most Recent NOI:	$2,275,996 (T-12 March 31, 2014)
2013 NOI:	$2,159,913 (December 31, 2013)
2012 NOI:	$2,336,297 (December 31, 2012)
2011 NOI:	$2,536,575 (December 31, 2011)

Historical Occupancy(4)
Current Occupancy:	94.9% (March 21, 2014)
2013 Occupancy:	92.2% (December 31, 2013)
2012 Occupancy:	94.4% (December 31, 2012)
2011 Occupancy:	97.9% (December 31, 2011)
(1)
A soft lockbox and cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.10x for two consecutive calendar quarters until such time that the DSCR is at least 1.15x for two consecutive calendar quarters.

(2)
All or a portion of the funds in the holdback reserve will be released to the borrower after November 1, 2014 upon the following conditions being satisfied: (i) the debt yield on the loan (based on T-3 rents), is equal to or greater than 8.25% and (ii) the DSCR on the loan (based on T-3 rents) is equal to or greater than 1.25x. After November 6, 2016, if any funds remain undisbursed, the remaining funds will be released into the replacement reserve account.

(3)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.71x and 1.65x, respectively.
(4)
In 2012, a new third party manager was put in place that did not adapt to the new supply in the market. The sponsor replaced this manager with his own management company mid-2013 and decreased asking rents to reposition the property within the market, improving occupancy and financial performance.

TRANSACTION HIGHLIGHTS

■
Asset Quality. Constructed in two phases (2002 and 2006), the property is a Class A multifamily garden-style apartment complex consisting of 24 residential buildings, a clubhouse/leasing office and a maintenance building. Common amenities include a fitness center, cardio room, resort-style swimming pool, clubhouse, business center, laundry facility and gated entrance/exit. Unit amenities include a self-cleaning oven, dishwasher, stainless steel sink, built-in microwave, walk-in closets and nine foot ceilings with fans. Select units have direct access garages, gas-log fireplaces, granite countertops and built-in computer desks.

■
Location. Home to Fort Bragg and Pope Air Force Base, Fayetteville, North Carolina is located in the Sandhills region of southeastern North Carolina, approximately 110 miles east of Charlotte and approximately 82 miles northwest of Wilmington. Highway access to the Fayetteville area is provided via I-95, the primary interstate corridor along the eastern seaboard of the US, as well as US Highway 401, which provides access to Raleigh, the All American Freeway, which provides access to Fort Bragg and the downtown central business district, State Highway 87, which provides access to Wilmington, and US Highway 13, which provides access to Goldsboro. Fayetteville’s current population is estimated to be 208,234 with an average household income of $56,621.

■
Local Sponsorship. Charles F. Weber has over 35 years of real estate experience developing, owning and operating multifamily properties in the Fayetteville area. Since 1978, Mr. Weber has developed and managed six Class A multifamily properties in Fayetteville and he currently owns over 567 units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2339 Route 9 Ocean View, NJ 08230	Collateral Asset Summary – Loan No. 13 Pine Haven RV Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,000,000 74.9% 1.32x 9.1%

Mortgage Loan Information
Loan Seller:	UBSRES
Loan Purpose:	Refinance
Sponsor:	Barry L. Haase
Borrower:	Pine Haven, LLC
Original Balance:	$25,000,000
Cut-off Date Balance:	$25,000,000
% by Initial UPB:	2.4%
Interest Rate:	5.4900%
Payment Date:	6th of each month
First Payment Date:	July 6, 2014
Maturity Date:	June 6, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(24), D(92), O(4)
Lockbox / Cash Management:	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$24,607	$9,464
Insurance:	$27,775	$6,038
Replacement:	$0	$2,571
Seasonality(1):	$500,000	Springing
Relocation:	$86,850	$0

Financial Information
Cut-off Date Balance / Pad:	$40,519
Balloon Balance / Pad:	$33,842
Cut-off Date LTV:	74.9%
Balloon LTV:	62.5%
Underwritten NOI DSCR:	1.33x
Underwritten NCF DSCR:	1.32x
Underwritten NOI Debt Yield:	9.1%
Underwritten NCF Debt Yield:	9.0%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Manufactured Housing Community
Collateral:	Fee Simple
Location:	Ocean View, NJ
Year Built / Renovated:	1965 - 1980 / 2013
Total Pads:	617
Property Management:	Diversified Investments - PH, LLC
Underwritten NOI:	$2,269,032
Underwritten NCF:	$2,238,182
Appraised Value:	$33,400,000
Appraisal Date:	January 15, 2014

Historical NOI
2013 Recent NOI:	$2,209,632 (December 31, 2013)
2012 Most Recent NOI:	$2,007,611 (December 31, 2012)
2011 Most Recent NOI:	$1,875,772 (December 31, 2011)

Historical Occupancy(2)
Current Occupancy:	92.7% (March 24, 2014)
2013 Most Recent Occupancy:	95.3% (December 31, 2013)
2012 Most Recent Occupancy:	93.2% (December 31, 2012)
2011 Most Recent Occupancy:	92.7% (December 31, 2011)
(1)
A seasonality reserve was required at closing with a $500,000 initial deposit, and subject to an ongoing cap of $500,000, which may be adjusted by the lender beginning in calendar year 2015 based on the historical operating performance, financial statements and budgets. On each payment date that the funds in the seasonality reserve are below such cap, the borrower is required to deposit into the seasonality reserve an amount equal to the excess cash flow for the previous month until the funds in the seasonality reserve are equal to or in excess of the cap. Provided no event of default is continuing under the mortgage loan, on any payment date in which the gross income from operations is insufficient to make the debt service payments and required reserve deposits the borrower may request that the lender release all or a portion of such reserve in an amount necessary to pay the shortfall. Prior to any such request, the borrower will be required to apply the available rents collected from the Mortgaged Property to pay debt service, required reserves and operating expenses.

(2)	Historical Occupancy is calculated on a seasonal basis.

TRANSACTION HIGHLIGHTS

■
Property Condition and Amenities. The Pine Haven RV Park property is a destination RV park with highly developed internal attractions. The borrower has invested approximately $6.5 million in capital improvements in the property since acquisition in 2004. The Pine Haven RV Park property offers campers many recreational activities. Community amenities include a large swimming pool, a freshwater lake for swimming, another freshwater lake for fishing, a recreation hall, an outdoor movie theater, a game room, miniature golf, basketball and volleyball courts, children’s playgrounds, laundry facilities, Wi-Fi internet access, and a general store. Site amenities include cable television, electric, and sewer hookups.

■
Location. The Pine Haven RV Park property is located on Route 9, a major north-south thoroughfare extending the length of New Jersey, from New York to Cape May, and is approximately 1.4 miles from Exit 17 off of the Garden State Parkway. Beaches, Atlantic City, and Cape May are located approximately 3.9 miles, 30.1 miles, and 20.4 miles away from the Pine Haven RV Park property, respectively. The Pine Haven RV Park property is just west of the barrier shore islands of Ocean City, Sea Isle City, Avalon, Stone Harbor and the Greater Wildwood area. Approximately 30 million people live within a 125-mile radius of the Pine Haven RV Park property.

■
Operating Performance. As of the March 24, 2014 rent roll, the Pine Haven RV Park property was 92.7% occupied, with 558 of the total 617 sites (90.4%) leased to long-term seasonal renters. The Pine Haven RV Park property has had stable performance over the past 5 years, averaging 94.7% occupancy on a seasonal basis. Rents have seen steady increases since 2011, and the sponsor plans to add eight new cabins this season. Furthermore, due to a moratorium that has been in place since the 1990s that prohibits development of new campgrounds, new entrants and competition is limited in the area.

■
Sponsor. The sponsor, Barry L. Haase, has over 20 years of experience in the manufactured home and RV industry. Barry L. Haase founded Diversified Investments (“Diversified”) in 1996, and is the company’s majority stockholder. Diversified is experienced in acquiring, operating, and selling portfolios of manufactured housing and RV park properties. Over the past 18 years, Diversified reports having acquired 54 properties with a total acquisition value of approximately $331.0 million and sold 49 properties for a total of approximately $405.0 million. Currently, Diversified owns five RV park properties located in New Jersey, Pennsylvania, Texas, and Wisconsin. Diversified manages all of its communities employing approximately 200 personnel.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8835-8859 Veterans Memorial Boulevard Metairie, LA 70003	Collateral Asset Summary – Loan No. 14 Westgate Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,972,804 74.8% 1.33x 9.2%

Mortgage Loan Information
Loan Seller:	KeyBank
Loan Purpose:	Refinance
Sponsor:	Victory Real Estate Investments, LLC
Borrower:	Westgate Investors NO, LLC
Original Balance:	$25,000,000
Cut-off Date Balance:	$24,972,804
% by Initial UPB:	2.4%
Interest Rate:	4.9000%
Payment Date:	1st of each month
First Payment Date:	June 1, 2014
Maturity Date:	May 1, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(25), YM1(92), O(3)
Lockbox / Cash Management(1):	Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$111,587	$27,897
Insurance(2):	$0	Springing
Replacement(3):	$2,498	$2,498
TI/LC(4):	$100,000	$7,498
Required Repairs:	$343,119	NAP

Financial Information
Cut-off Date Balance / Sq. Ft.:	$125
Balloon Balance / Sq. Ft.:	$103
Cut-off Date LTV:	74.8%
Balloon LTV:	61.3%
Underwritten NOI DSCR:	1.45x
Underwritten NCF DSCR:	1.33x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Anchored Retail
Collateral:	Fee Simple
Location:	Metairie, LA
Year Built / Renovated:	1986 / 2013
Total Sq. Ft.:	199,863
Property Management:	Victory Commercial Real Estate, Inc.
Underwritten NOI:	$2,304,032
Underwritten NCF:	$2,118,417
Appraised Value:	$33,400,000
Appraisal Date:	March 12, 2014

Historical NOI
2013 NOI:	$2,245,953 (December 31, 2013)
2012 NOI:	$1,078,003 (December 31, 2012)
2011 NOI:	$1,787,962 (December 31, 2011)

Historical Occupancy
Current Occupancy:	100.0% (April 21, 2014)
2013 Occupancy:	97.9% (December 31, 2013)
2012 Occupancy:	92.0% (December 31, 2012)
2011 Occupancy(5):	40.7% (December 31, 2011)
(1)
A cash flow sweep will be triggered upon, among other things, (i) an event of default (ii) if the DSCR is less than 1.20x on a trailing three-month basis or (iii) any bankruptcy action of borrower or property manager.

(2)	The borrower is required to deposit 1/12 of the estimated annual insurance premiums into an insurance reserve account if an acceptable blanket insurance policy is no longer in place.
(3)	Replacement reserves are subject to a cap of $149,880.
(4)	TI/LC reserves are subject to a cap of $269,928.
(5)	Walmart allowed their lease to expire at the subject property in November, 2011 to build a freestanding Walmart Supercenter across the street.

TRANSACTION HIGHLIGHTS

■
Tenancy. The property is 100.0% occupied by 13 tenants and is anchored by Academy Sports. After Walmart vacated the subject property to build a freestanding Walmart Supercenter across the street, the sponsor reconfigured the center and leased the vacated space to Academy Sports and hhgregg for a 15-year term and a 10-year term, respectively. Laser Tag & Games recently renewed their lease 20 months prior to the notice deadline. Excluding Academy Sports, no tenant occupies more than 14.5% of the NRA and no more than 14.5% of the NRA rolls in any year during the term of the loan.

■
Location. The property is located 11 miles northwest of the New Orleans CBD in Metairie, Louisiana along the south side of Interstate 10. Interstate 10 has a daily traffic count of approximately 129,130 vehicles and provides access to New Orleans to the east and Baton Rouge to the west. Veterans Memorial Boulevard, a primary east-west thoroughfare within the New Orleans MSA, borders the property on the south and has a daily traffic count of approximately 37,800 vehicles. Veterans Memorial Boulevard is considered to be the main retail corridor within the local area. The subject is located in a tight market with only 3.3% vacancy among the direct competitors. The 2013 population within a five-mile radius of the property was 219,085 with estimated average household income of $68,313.

■
Sponsorship. The sponsor, Victory Real Estate Investments, LLC (“Victory”), was founded in 1992. Victory is a full-service real estate operating company located in Columbus, Georgia that develops, constructs and manages commercial real estate properties primarily in the southeastern United States. As of December 31, 2013, Victory owned 52 properties totaling approximately 4.2 million square feet and reported total assets of $317.4 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5930 Arapaho Road Dallas, TX 75248	Collateral Asset Summary – Loan No. 15 Enclave at Prestonwood	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$23,760,000 74.3% 1.32x 8.9%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Acquisition
Sponsor:	Carlos P. Vaz
Borrower:	5930 Enclave, LLC
Original Balance:	$23,760,000
Cut-off Date Balance:	$23,760,000
% by Initial UPB:	2.2%
Interest Rate:	4.9500%
Payment Date:	6th of each month
First Payment Date:	June 6, 2014
Maturity Date:	May 6, 2024
Amortization:	Interest only for first 36 months; 360 months thereafter
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(1):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$178,275	$44,569
Insurance(2):	$0	Springing
Replacement:	$0	$9,708
Required Repairs:	$25,313	NAP
Renovation(3)(4):	$1,500,330	$0

Financial Information
Cut-off Date Balance / Unit:	$50,987
Balloon Balance / Unit:	$45,090
Cut-off Date LTV(4):	74.3%
Balloon LTV(4):	65.7%
Underwritten NOI DSCR(5):	1.40x
Underwritten NCF DSCR(5):	1.32x
Underwritten NOI Debt Yield:	8.9%
Underwritten NCF Debt Yield:	8.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Dallas, TX
Year Built / Renovated:	1972, 1978 / 2012
Total Units:	466
Property Management:	Spectrum Realty Group, LLC
Underwritten NOI(6):	$2,124,511
Underwritten NCF:	$2,008,011
“As-is” Appraised Value:	$29,700,000
“As-is” Appraisal Date:	February 14, 2014
“As Stabilized” Appraised Value(4):	$32,000,000
“As Stabilized” Appraisal Date(4):	March 1, 2015

Historical NOI
Most Recent NOI:	$1,733,994 (T-12 February 28, 2014)
2013 NOI:	$1,708,497 (December 31, 2013)
2012 NOI(6):	$1,144,298 (December 31, 2012)
2011 NOI(7):	NAV

Historical Occupancy
Current Occupancy:	92.7% (April 8, 2014)
2013 Occupancy:	88.9% (December 31, 2013)
2012 Occupancy:	88.0% (December 31, 2012)
2011 Occupancy(7):	NAV
(1)
Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.10x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

(2)	The borrower will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(3)
Since 2009, the property has received approximately $8.6 million in renovations. Approximately 100 units have been fully or partially renovated. The remaining units are expected to be renovated within a year.

(4)
Cut-off Date LTV and Balloon LTV are based on the “As Stabilized” Appraised Value of $32.0 million, which assumes the completion of planned renovations at the property and maintaining occupancy of 95% and rents of $793 per unit on a weighted average basis. The property was 92.7% occupied as of April 8, 2014 and had in place rents of $752 per unit on a weighted average basis. At closing, the borrower reserved $1,500,330 for remaining renovations at the property, which are expected to be completed within the next year.

(5)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 1.78x and 1.68x, respectively.
(6)
2012 NOI included $782,563 in concessions which have been reduced to $299,504 as of the trailing 12-month period ended February 28, 2014. Concessions were underwritten to $189,011 based off the trailing 3-month period ended February 28, 2014.

(7)	2011 NOI and Occupancy were not made available by the previous sponsor.

TRANSACTION HIGHLIGHTS

■
Renovations. Since 2009, the property has received approximately $8.6 million ($18,382 per unit) in capital improvements. These improvements have included interior unit renovations, exterior building repairs, siding replacement, roof replacement, laundry facility upgrades, pool repairs and renovation, HVAC replacement and remodeling of the leasing office, business center, clubhouse and fitness center. According to the sponsor, approximately 100 units (21.5% of the total units) have been fully or partially renovated. At closing, the borrower reserved approximately $1.5 million to complete renovations of the remaining units, which are expected to be completed within a year.

■
Location. The Dallas/Fort Worth metropolitan area (“DFW”) is one of the largest metropolitan areas in the United States As of year-end 2013, DFW had approximately 6.7 million residents and its population is expected to reach over 7.2 million by 2018. The average household income in DFW was $57,562 as of year-end 2013, 9.0% higher than the national average. The property is located approximately 13 miles north of Dallas’ central business district in an area referred to as Addison. At just 4.35 square miles, Addison is home to more than 170 restaurants and 22 hotels, as well as the approximately 1.8 million sq. ft. Galleria Dallas Mall, which is anchored by Nordstrom, Saks Fifth Avenue, Macy’s and Banana Republic/Gap/Old Navy. Addison is home to arts and entertainment venues such as the WaterTower Theatre and the Cavanaugh Flight Museum as well as events such as the North Texas Jazz Festival, Taste Addison, Addison Kaboom Town! and the Addison Oktoberfest.

■	Experienced Management. Since 1986, Spectrum Realty Group, LLC has managed 6,500 multifamily units and 2.5 million sq. ft. of office and retail space throughout Texas.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1703 West 5th Street Austin, TX 78703	Collateral Asset Summary – Loan No.16 Capstar Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,750,000 87.2% 1.26x 6.2%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Acquisition
Credit Assessment (Morningstar):	AA-
Sponsor:	Jane B. Holzer
Borrower:	343 East 8th Street Associates Austin LLC, 159 Eluji Associates Austin LLC, Rusty Realty Associates Austin LLC, 195 Phesten Associates Austin LLC
Original Balance:	$22,750,000
Cut-off Date Balance:	$22,750,000
% by Initial UPB:	2.2%
Interest Rate:	4.8500%
Payment Date:	5th of each month
First Payment Date:	May 5, 2014
Anticipated Repayment Date(1):	April 5, 2024
Maturity Date(1):	April 5, 2044
Amortization:	Interest Only, ARD
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)
Lockbox / Cash Management(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes(3):	$0	Springing
Insurance(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$196
Balloon Balance / Sq. Ft.:	$196
Cut-off Date LTV(5):	87.2%
Balloon LTV(5):	87.2%
Underwritten NOI DSCR:	1.26x
Underwritten NCF DSCR:	1.26x
Underwritten NOI Debt Yield:	6.2%
Underwritten NCF Debt Yield:	6.2%

Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Leased Fee
Collateral:	Fee Simple
Location:	Austin, TX
Year Built / Renovated:	2009 / NAP
Total Sq. Ft.:	115,975
Property Management:	Self-managed
Underwritten NOI:	$1,407,306
Underwritten NCF:	$1,407,306
Appraised Value(5):	$26,100,000
Improved Property Appraised Value(5):	$49,500,000
Appraisal Date:	April 14, 2014

Historical NOI(6):
2013 NOI:	$3,548,356 (T-12 July 31, 2013)
2012 NOI:	$3,505,259 (December 31, 2012)
2011 NOI:	$3,379,152 (December 31, 2011)

Historical Occupancy
Current Occupancy:	NAP
2013 Occupancy:	NAP
2012 Occupancy:	NAP
2011 Occupancy:	NAP
(1)
In the event that the loan is still outstanding at the end of the Anticipated Repayment Date of April 5, 2024, the original maturity date of the loan will be extended to April 5, 2044 and the interest rate will increase to 4.0000% plus the greater of (i) the then-current 10-year swap yield and (ii) the initial interest rate.

(2)
A hard lockbox with cash management will be triggered upon (i) an event of default, (ii) a ground lease event of default or (iii) the failure by the ground tenant, after the end of a calendar quarter, to maintain a ground rent coverage ratio of at least 1.05x.

(3)	Borrower will not be required to deposit monthly tax reserves so long as (i) the Ground Lease is in effect, (ii) the ground tenant is not in default of its obligations to pay tax premiums.
(4)
Borrower will not be required to deposit monthly insurance reserves so long as (i) the ground lease is in effect, (ii) the ground tenant is not in default of its obligations to pay insurance premiums and (iii) the lender receives evidence of the renewal of the expiring policies and payment of all insurance premiums associated therewith.

(5)
Improved Property Appraised Value reflects the improvements of 115,975 sq. ft. of office space, which are not part of the collateral, plus the value of the land (collateral). Cut-off Date LTV and Balloon LTV were calculated based on the unencumbered land appraised value.

(6)	Historical NOIs represent leasehold interest’s NOI, as the ground lease commenced in December 2013.

TRANSACTION HIGHLIGHTS

■
Improvements. The improvements constructed on the subject property, which are owned by the ground tenant and are not collateral for the loan (while the ground lease is in effect), consist of an eight-story (including three level parking garage), 115,975 sq. ft. net rentable area, Class A office building that is 100.0% leased. The property is located in Austin, Texas and was constructed in 2009 and certified LEED-Gold with high end finishes.

■
Sub-Tenancy. The rental income from the sub-tenants is not due to the borrower. The improvements were 100.0% leased to five tenants as of March 5, 2014 at an average rent per year of $31.19 PSF. The major tenant BBVA Compass Bank, which occupies 32,766 sq. ft. (28.3% of NRA through September 2019), is rated Baa2/BBB-/BBB+ by Moody’s/S&P/Fitch.

■
Ground Lease. The property is subject to a 99 year ground lease that commenced on December 13, 2013 and matures on December 14, 2112, with an initial rate of $1,240,000 per year with 3.0% annual increases, subject to adjustment years on the 13th, 20th, 30th and 45th year where the rent would increase to CPI levels if the look back average CPI for the previous period was greater than 3.0%, capped at 5.0%.

■
Look-Through Analysis. The appraiser concluded a leasehold interest’s estimated market net operating income of approximately $3.5 million and an improved property value of $49.5 million, resulting in a look-through cut-off date LTV, NOI debt yield and NOI DSCR of 46.0%, 15.5% and 3.14x, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Sarasota, Tampa and Pinellas Park, FL	Collateral Asset Summary – Loan No. 17 Florida Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,940,000 75.0% 1.46x 10.0%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Arbor Realty SR, Inc.
Borrower:	Hidden Acres Apartments, LLC; Pinellas Pines Apartments, LLC; Empirian Shadowood I LLC; Shadowood Apartments II, LLC; University Square Apartments, LLC; Terrace Trace Apartments, LLC
Original Balance:	$20,940,000
Cut-off Date Balance:	$20,940,000
% by Initial UPB:	2.0%
Interest Rate:	4.8300%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Maturity Date:	April 6, 2024
Amortization:	Interest only for first 24 months; 360 months thereafter
Additional Debt:	None
Call Protection(1):	L(26), D(90), O(4)
Lockbox / Cash Management(2):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$22,175	$22,175
Insurance(3):	$0	Springing
Replacement:	$0	$13,423
Required Repairs:	$112,438	NAP

Financial Information
Cut-off Date Balance / Unit:	$44,648
Balloon Balance / Unit:	$38,465
Cut-off Date LTV:	75.0%
Balloon LTV:	64.6%
Underwritten NOI DSCR(4):	1.59x
Underwritten NCF DSCR(4):	1.46x
Underwritten NOI Debt Yield:	10.0%
Underwritten NCF Debt Yield:	9.2%

Property Information
Single Asset / Portfolio:	Portfolio of five properties
Property Type:	Garden Multifamily
Collateral:	Fee Simple
Location:	Sarasota, Tampa and Pinellas Park, FL
Year Built / Renovated:	1978 – 1986 / 2013
Total Units:	469
Property Management:	Elon Property Management Company, L.L.C.
Underwritten NOI:	$2,097,867
Underwritten NCF:	$1,936,796
Appraised Value:	$27,920,000
Appraisal Date:	March 2014

Historical NOI(5)
Most Recent NOI:	$2,105,748 (T-12 January 31, 2014)
2013 NOI:	$2,029,329 (December 31, 2013)
2012 NOI:	$1,641,818 (December 31, 2012)
2011 NOI:	$1,701,770 (December 31, 2011)

Historical Occupancy(5)
Current Occupancy:	93.4% (February 1, 2014)
2013 Occupancy:	90.9% (December 31, 2013)
2012 Occupancy:	84.0% (December 31, 2012)
2011 Occupancy:	84.5% (December 31, 2011)
(1)
After the expiration of the lockout period, the borrowers may obtain the release of one of the properties from the lien of the related mortgage upon a sale of such property, provided, among other things, each of the following conditions are satisfied; (i) both immediately before such sale and immediately thereafter, no event of default is continuing; (ii) the LTV ratio for the remaining properties is no more than 75.0%; (iii) the DSCR for the remaining properties is no less than 1.40x and (iv) the borrowers defease an amount of principal equal to 125% of the allocated loan amount.

(2)
Cash management will be triggered (i) during the continuance of an event of default or (ii) if the DSCR falls below 1.10x until such time that the DSCR is at least 1.20x for two consecutive calendar quarters.

(3)	The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(4)	Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and the Underwritten NCF DSCR are 2.05x and 1.89x, respectively.
(5)	The sponsor began a capital improvement plan in early 2013 and replaced the property manager which has since improved occupancy and NOI performance at each of the properties

TRANSACTION HIGHLIGHTS

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Capital Improvements / Experienced Management.  In early 2013, the sponsor began a capital improvement plan at each of the properties and replaced the property manager. Capital improvements included exterior repairs and painting, new signage, asphalt repairs, roof repairs, interior unit work and landscape refurbishment. With new management in place and repairs completed, occupancy improved 9.4% between year-end 2012 and February 1, 2014 and NOI increased 28.3% between year-end 2012 and the trailing 12-month period ending January 31, 2014.

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Location.  All five properties are located along the western coast of Florida in Sarasota (two properties), Tampa (two properties) and Pinellas Park (one property). Sarasota, Tampa and Pinellas Park are part of the Greater Tampa Bay metropolitan area, which is home to over four million residents and has experienced average population growth of approximately 2.5% (approximately 97,000 residents) per year. Nearly one in four of Florida’s business and information services firms reside in Greater Tampa Bay and the area is home to over 50 hospitals. The Port of Tampa, the largest port in Florida, is the closest deepwater port in the United States to the Panama Canal and serves as a distribution and trade center for the southern United States.

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Sponsorship.  Arbor Realty SR, Inc. is a subsidiary of Arbor Realty Trust, Inc. (“Arbor”). Arbor is a real estate finance company that invests in real estate-related structured finance investments. As of December 31, 2013, Arbor had 144 loans and investments in its portfolio totaling $1.7 billion and net worth and liquidity of approximately $437.6 million and approximately $60.4 million, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1000 North Cannon Avenue Lansdale, PA 19446	Collateral Asset Summary – Loan No. 18 North Penn Business Park	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,753,198 67.8% 1.47x 10.9%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor:	Stoltz Management of Delaware, Inc.
Borrower:	North Penn Holdings LLC
Original Balance:	$20,800,000
Cut-off Date Balance:	$20,753,198
% by Initial UPB:	2.0%
Interest Rate:	5.0410%
Payment Date:	5th of each month
First Payment Date:	May 5, 2014
Maturity Date:	April 5, 2024
Amortization:	360 months
Additional Debt:	None
Call Protection:	L(26), D(91), O(3)
Lockbox / Cash Management(1):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$172,685	$24,749
Insurance:	$69,654	$6,831
Replacement:	$0	$6,294
TI/LC:	$0	$18,132
Required Repairs:	$31,250	NAP
Back-Up(2):	$200,000	NAP
Accretive Lease(3):	$600,000	NAP
Dal-Tile Accretive Lease(4):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$29
Balloon Balance / Sq. Ft.:	$24
Cut-off Date LTV:	67.8%
Balloon LTV:	56.0%
Underwritten NOI DSCR:	1.69x
Underwritten NCF DSCR:	1.47x
Underwritten NOI Debt Yield:	10.9%
Underwritten NCF Debt Yield:	9.5%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse
Collateral:	Fee Simple
Location:	Lansdale, PA
Year Built / Renovated:	1940, 1950, 1960 / 1985
Total Sq. Ft.(5):	726,545
Property Management:	Self-managed
Underwritten NOI:	$2,272,395
Underwritten NCF:	$1,981,777
Appraised Value:	$30,600,000
Appraisal Date:	March 1, 2014

Historical NOI
Most Recent NOI:	$1,804,965 (T-12 January 31, 2014)
2013 NOI:	$1,805,694 (December 31, 2013)
2012 NOI:	$1,802,411 (December 31, 2012)
2011 NOI:	$1,909,375 (December 31, 2011)

Historical Occupancy(5)
Current Occupancy(6):	88.7% (May 9, 2014)
2013 Occupancy:	84.1% (December 31, 2013)
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
A hard lockbox with cash management will be triggered upon (i) an event of default, (ii) the failure of the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.15x or (iii) the occurrence of a Dal-Tile Sweep Period Event. A “Dal-Tile Sweep Period Event” will occur if, within 60 days after closing, the Dal-Tile tenant lease has not been renewed in accordance with the terms of the loan agreement.

(2)
At closing, the borrower deposited $200,000 in the Back-Up Reserve for approved capital expenses in connection with the construction of tenant improvements or capital improvements. Funds in the Back-Up Reserve will not be made available to the borrower until all funds then on deposit in the Replacement reserve have been utilized. Provided that no default or event of default has occurred and is continuing, the lender shall disburse all amounts in the Back-Up Reserve to the borrower upon the property achieving a debt yield of 9.25%.

(3)
At closing, the borrower deposited $600,000 in the Accretive Lease reserve for approved leasing expenses in connection with a newly-executed lease entered by the borrower and Network Tire on substantially the terms set forth in that certain letter of intent (“LOI”) dated March 14, 2014 or such other newly-executed leases that have been approved by the lender. For so long as no default or event of default has occurred and is continuing, the lender will be required to disburse all amounts in the Accretive Lease reserve to the borrower upon the property achieving a debt yield of 9.25%. The Network Tire LOI materialized into a lease dated as of May, 9 2014.

(4)
Upon the occurrence and during the continuance of a cash management period occurring solely due to the occurrence of a Dal-Tile Sweep Period Event, all excess cash flow shall be deposited into the Dal-Tile Accretive Lease reserve subject to a cap of $200,000.

(5)	Historical Occupancy is not shown as it was calculated by the borrower inclusive of non-usable space.
(6)
The property is comprised of 920,196 of total square footage but only 726,545 of gross rentable square footage. Of the gross rentable area, the property is 88.7% leased as of May 9, 2014. Network Tire is expected to take occupancy of its space by August 1, 2014.

TRANSACTION HIGHLIGHTS

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Location. The property is located in the Philadelphia Metropolitan Area, which encompasses parts of Pennsylvania, New Jersey, Delaware and Maryland.  More than 25.0% of the US population lives within a 300 mile radius of the Philadelphia Metropolitan Area.  The property is located along the Pennsylvania Turnpike, the major arterial ground distribution line for the industrial sector within the US. Other major highways in close proximity of the property include Interstates 76, 95, 476, 676, US Routes 1, 30 and 422 in the Pennsylvania communities; New Jersey Turnpike, Interstates 295, 195 and 55, US Routes 73, 42, 30 and 322, and the Atlantic City Expressway are major linkages in the Southern New Jersey section of the region; and Interstates 95, 495, and 295, US Routes 202, 13, and 40 serve the state of Delaware.  This transportation system that has made the region one of the least congested major metropolitan areas in the US, assures a high quality of distribution to major markets along the Eastern Seaboard and one of the shortest home-to-work commute times of the 60 US major markets.

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Sponsor. Stoltz Management of Delaware, Inc. (“Stoltz”) is a vertically integrated owner / operator real estate investments and services company. Stoltz has owned and managed properties exceeding $1.5 billion in asset value and consisting of approximately 10.0 million sq. ft. of retail, office, industrial, and land throughout the US. Stoltz has invested approximately $32.8 million into the property, including approximately $22.8 million of capital expenditures since they bought it in 1998 and will still have approximately $12.0 million of cash equity remaining in the property after closing.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Cincinnati and Lima, OH	Collateral Asset Summary – Loan No. 19 Cincinnati Multifamily Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$14,267,001 71.3% 1.50x 12.1%

Mortgage Loan Information
Loan Seller:	GACC
Loan Purpose:	Refinance
Sponsor:	Chaim Puretz
Borrower:	PE Reids Valley View Realty LLC; PE Alms Hill Realty LLC; PE Shelton Gardens Realty LLC; PE Lima Club West Realty LLC
Original Balance:	$14,310,000
Cut-off Date Balance:	$14,267,001
% by Initial UPB:	1.4%
Interest Rate:	5.4300%
Payment Date:	6th of each month
First Payment Date:	May 6, 2014
Anticipated Repayment Date(1):	April 6, 2024
Maturity Date:	April 6, 2034
Amortization:	300 months
Additional Debt:	None
Call Protection(2):	L(26), D(90), O(4)
Lockbox / Cash Management(3):	Soft / Springing

Reserves
	Initial	Monthly
Taxes:	$46,162	$12,103
Insurance(4):	$0	Springing
Replacement:	$0	$13,490
Required Repairs:	$99,469	NAP
Environmental Repairs:	$8,625	$0

Financial Information
Cut-off Date Balance / Unit:	$26,568
Balloon Balance / Unit:	$20,238
Cut-off Date LTV:	71.3%
Balloon LTV:	54.3%
Underwritten NOI DSCR:	1.65x
Underwritten NCF DSCR:	1.50x
Underwritten NOI Debt Yield:	12.1%
Underwritten NCF Debt Yield:	11.0%
Property Information
Single Asset / Portfolio:	Portfolio of four properties
Property Type:	Garden and High Rise Multifamily
Collateral:	Fee Simple
Location:	Cincinnati and Lima, OH
Year Built / Renovated:	1925, 1968, 1970, 1979 / NAP
Total Units(5):	537
Property Management:	Self-managed
Underwritten NOI:	$1,727,898
Underwritten NCF:	$1,566,798
Appraised Value:	$20,010,000
Appraisal Date:	February 2014

Historical NOI
2013 NOI:	$1,794,369 (December 31, 2013)
2012 NOI:	$1,716,956 (December 31, 2012)
2011 NOI(6):	NAV

Historical Occupancy(6)
Current Occupancy:	92.4% (December 31, 2013)
2012 Occupancy:	NAV
2011 Occupancy:	NAV
(1)
If the loan is not repaid in full by the Anticipated Repayment Date, the interest rate will increase from the initial rate of 5.4300% to the greater of (i) 8.4300% and (ii) the sum of (A) 3.000%, (B) 2.500% and (C) the mid-market 10-year swap spread as of the Anticipated Repayment Date.

(2)	After securitization, the borrowers may obtain the free release of a portion of the Alms Hills property subject to terms and conditions set forth in the loan documents.
(3)
Cash management will be triggered (i) during the continuance of an event of default, (ii) if the DSCR falls below 1.40x until such time that the DSCR is at least 1.45x for two consecutive calendar quarters or (iii) commencement of the Anticipated Repayment Date. HAP payments are paid directly into the lockbox.

(4)	The borrowers will be required to deposit 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket policy is no longer in place.
(5)
Each of the properties is subject to a 20-year Housing Assistance Payment (“HAP”) Contract. Under the HAP Contracts, the HAP program provides payments directly on behalf of qualified tenants (currently averaging 80% to 90% of the total rent) while the tenant pays the difference.

(6)	The properties were acquired by the sponsor in 2013. Historical financials were not provided by previous ownership.

TRANSACTION HIGHLIGHTS

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Location.  Three of the properties are located in Cincinnati, Ohio and one of the properties is located in Lima, Ohio, which is located approximately two hours north of Cincinnati. Located in southwestern Ohio in close proximity to northern Kentucky and southeastern Indiana, Cincinnati is located within 500 miles of approximately 60.0% of the US population. Home to ten Fortune 500 companies and two Fortune 100 companies, several national and international companies are headquartered in Cincinnati, including American Financial Corporation, Duke Energy, The Kroger Company and Proctor & Gamble Company.

■
Market.  As of Q1 2014, the Cincinnati multifamily market totaled 107,117 units. Market vacancy was 3.2%, which represented a 0.1% decrease over the prior quarter and 0.6% decrease over the prior year. Average rents were $769 per unit, which represented a 0.7% increase over the prior quarter and 2.5% increase over the prior year. The population of the Cincinnati metropolitan area was approximately 2.2 million, which is expected to increase by approximately 2.8% by 2018.

■
Sponsorship.  Chaim Puretz has over 10 years of experience owning and managing properties through the United States Department of Housing and Urban Development (“HUD”). Mr. Puretz currently owns 27 multifamily properties totaling over 2,700 units.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1300 Scottsville Road Rochester, NY 14624	Collateral Asset Summary – Loan No.20 Rochester Gas & Electric	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$13,180,214 74.9% 1.20x 9.2%

Mortgage Loan Information
Loan Seller:	Natixis
Loan Purpose:	Refinance
Sponsor:	Allen Singer
Borrower:	MC1300 Scottsville, Inc.
Original Balance:	$13,200,000
Cut-off Date Balance:	$13,180,214
% by Initial UPB:	1.2%
Interest Rate:	5.1500%
Payment Date:	5th of each month
First Payment Date:	June 5, 2014
Anticipated Repayment Date(1):	May 5, 2024
Maturity Date(1):	May 5, 2025
Amortization:	300 months
Additional Debt:	None
Call Protection:	L(25), D(91), O(4)
Lockbox / Cash Management(2):	Soft Springing Hard / Springing

Reserves
	Initial	Monthly
Taxes(3):	$0	Springing
Insurance(4):	$0	Springing
Replacement:	$0	$1,154
Retenanting(5):	$0	Springing
ARD Subaccount(6):	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$95
Balloon Balance / Sq. Ft.:	$72
Cut-off Date LTV:	74.9%
Balloon LTV:	56.4%
Underwritten NOI DSCR:	1.29x
Underwritten NCF DSCR:	1.20x
Underwritten NOI Debt Yield:	9.2%
Underwritten NCF Debt Yield:	8.6%
Property Information
Single Asset / Portfolio:	Single Asset
Property Type:	Industrial Warehouse
Collateral:	Fee Simple
Location:	Rochester, NY
Year Built / Renovated:	2001 / NAP
Total Sq. Ft.:	138,500
Property Management:	Self-managed
Underwritten NOI(7):	$1,212,464
Underwritten NCF(7):	$1,129,364
Appraised Value:	$17,600,000
Appraisal Date:	September 24, 2013

Historical NOI(7)
Most Recent NOI:	NAV
2013 NOI:	NAV
2012 NOI:	$1,488,875 (December 31, 2012)
2011 NOI:	$1,488,875 (December 31, 2011)

Historical Occupancy
Current Occupancy:	100.0% (June 5, 2014)
2013 Occupancy:	100.0% (December 31, 2013)
2012 Occupancy:	100.0% (December 31, 2012)
2011 Occupancy:	100.0% (December 31, 2011)
(1)
In the event that the loan is still outstanding at the end of the Anticipated Repayment Date of May 5, 2024, the original maturity date of the loan will be extended to May 5, 2025 and the interest rate will increase to 4.0000% plus the greater of (i) the then-current 10-year swap yield and (ii) the initial interest rate.

(2)
A soft lockbox with cash management will be triggered upon (i) an event of default, (ii) the failure of the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.15x, (iii) the occurrence of the Anticipated Repayment Date or (iv) the occurrence of a RG&E trigger event. A RG&E trigger event shall commence upon (i) any bankruptcy, (ii) the occurrence of a monetary default or material non-monetary default under the RG&E lease, (iii) the date of which RG&E terminates the lease or notifies the borrower that it intends to terminate the lease or (iv) 12 months prior the Anticipated Repayment Date.

(3)
The borrower shall deposit 1/12 of the annual taxes if (i) RG&E lease expires or is terminated, (ii) the credit rating of RG&E is less than the required RG&E rating or (iii) RG&E fails to make tax payments directly to the appropriate taxing authority.

(4)
The borrower shall deposit 1/12 of the annual insurance premiums if (i) RG&E lease expires or is terminated, (ii) the credit rating of RG&E is less than the required RG&E rating or (iii) RG&E fails to make insurance payments directly to the insurance carrier.

(5)
Upon the occurrence and during the continuance of a cash management period occurring solely due to the occurrence of a RG&E trigger event, all excess cash flow shall be deposited into the Retenanting Reserve.

(6)	Upon the occurrence of the Anticipated Repayment Date, all excess cash flow shall be deposited into the ARD Subaccount Reserve.
(7)
The property is 100.0% NNN leased to RG&E. RG&E extended the lease in 2013, Annual base rent has changed for the period May 2013-October 2014 to $1,385,000. Underwritten NOI and Underwritten NCF reflect the average contractual rent over the term of the lease.

TRANSACTION HIGHLIGHTS

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Credit Tenant. The property is 100.0% NNN leased to Rochester Gas & Electric (“RG&E”) a subsidiary of Iberdrola USA, which is a major regional utility company and the leading US operating subsidiary of Iberdrola, S.A. of Spain, which is rated Baa1/BBB/BBB+ by Moody’s/S&P/Fitch. The property was constructed as a build-to-suit for RG&E in 2001, the tenant recently extended the lease to October 31, 2024 with four five-year renewal options through 2044. RG&E serves 368,000 electricity customers and 305,000 natural gas customers in a nine-county region centered around the City of Rochester. RG&E operates 22,500 miles of power transmission and distribution lines and has a generating capacity of approximately 400 MW from interests in fossil-fueled and hydroelectric power plants. On February 7, 2013, RG&E declared a $75 million dividend payable to the holder of record of all of the corporation’s common stock.

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Location. The property is located along a primary commercial artery which provides access to I-390 as well as I-490, I-590 and the NY State Thruway. The Greater Rochester International Airport is located directly across Scottsville Road from the subject property and is a major influence on land use in the surrounding area. The property is also in close proximity to University of Rochester. Home to over 5,000 undergraduates, Forbes has ranked the University of Rochester as the 35th best Research University in the US and one of the 50 best private colleges.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-193376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Natixis Securities Americas LLC, KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Goldman, Sachs & Co. (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2014-UBS3 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

IRS CIRCULAR 230 NOTICE: THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS TERM SHEET IS WRITTEN AND PROVIDED IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE DEPOSITOR AND THE UNDERWRITERS OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN.   INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

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